AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 23, 2006

                                                     REGISTRATION NOS. 033-64915
                                                                        811-7447
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                          |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 45                     |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |X|

                                AMENDMENT NO. 48

                        (CHECK APPROPRIATE BOX OR BOXES)
                                 --------------
                           PHOENIX INSIGHT FUNDS TRUST
                     (FORMERLY, HARRIS INSIGHT FUNDS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                 --------------
            101 MUNSON STREET, GREENFIELD, MASSACHUSETTS     01301
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 --------------

                        Counsel and Chief Legal Officer:
                               Kevin J. Carr, Esq.
                           Vice President and Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056

                               John H. Beers, Esq.
                          Vice President and Secretary
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                     (name and address of Agent for Service)

                                 --------------
 It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)

 [ ]  on                   pursuant to paragraph (b)
 |X|  60 days after filing pursuant to paragraph (a)(i)

 [ ]  on                   pursuant to paragraph (a)(i)
 [ ]  75 days after filing pursuant to paragraph (a)(ii)
 [ ]  on                   pursuant to paragraph (a)(ii) of Rule 485.
 If appropriate, check the following box:
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

PROSPECTUS
--------------------------------------------------------------------------------

PHOENIX INSIGHT FUNDS - A and C Shares

   EQUITY FUNDS

> PHOENIX INSIGHT BALANCED FUND
> PHOENIX INSIGHT CORE EQUITY FUND
> PHOENIX INSIGHT EMERGING MARKETS FUND
> PHOENIX INSIGHT EQUITY FUND
> PHOENIX INSIGHT INDEX FUND
> PHOENIX INSIGHT INTERNATIONAL FUND
> PHOENIX INSIGHT SMALL-CAP GROWTH FUND
> PHOENIX INSIGHT SMALL-CAP OPPORTUNITY FUND
> PHOENIX INSIGHT SMALL-CAP VALUE FUND


   FIXED INCOME FUNDS

> PHOENIX INSIGHT BOND FUND
> PHOENIX INSIGHT HIGH YIELD BOND FUND
> PHOENIX INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
> PHOENIX INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
> PHOENIX INSIGHT SHORT/INTERMEDIATE BOND FUND
> PHOENIX INSIGHT TAX-EXEMPT BOND FUND


   MONEY MARKET FUNDS

> PHOENIX INSIGHT GOVERNMENT MONEY MARKET FUND
> PHOENIX INSIGHT MONEY MARKET FUND
> PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND


TRUST NAME: PHOENIX INSIGHT FUNDS TRUST

Neither the Securities and Exchange Commission nor any state securities                     WOULDN'T YOU RATHER
commission has approved or disapproved of these securities or determined if this            HAVE THIS DOCUMENT
prospectus is truthful or complete. Any representation to the contrary is a                  E-MAILED TO YOU?
criminal offense.
                                                                                            Eligible shareholders can sign up for
This prospectus contains important information that you should know before                  E-Delivery at PhoenixFunds.com
investing in the Phoenix Insight Funds. Please read it carefully and retain it for future reference.

[LOGO] PHOENIX FUNDS(sm)

                           PHOENIX INSIGHT FUNDS TRUST
                        CLASS A SHARES AND CLASS C SHARES

TABLE OF CONTENTS


Phoenix Insight Equity Funds
  Introduction to Equity Funds............................................     1
  Phoenix Insight Balanced Fund...........................................     2
  Phoenix Insight Core Equity Fund........................................     5
  Phoenix Insight Emerging Markets Fund...................................     7
  Phoenix Insight Equity Fund.............................................    10
  Phoenix Insight Index Fund..............................................    12
  Phoenix Insight International Fund......................................    14
  Phoenix Insight Small-Cap Growth Fund...................................    17
  Phoenix Insight Small-Cap Opportunity Fund..............................    19
  Phoenix Insight Small-Cap Value Fund....................................    21
  Risks Related to Principal Investment Strategies........................    23
  Fund Fees and Expenses - Equity Funds...................................    27
Phoenix Insight Fixed Income Funds
  Introduction to Fixed Income Funds......................................    30
  Phoenix Insight Bond Fund...............................................    31
  Phoenix Insight High Yield Bond Fund....................................    34
  Phoenix Insight Intermediate Government Bond Fund.......................    37
  Phoenix Insight Intermediate Tax-Exempt Bond Fund.......................    40
  Phoenix Insight Short/Intermediate Bond Fund............................    43
  Phoenix Insight Tax-Exempt Bond Fund....................................    46
  Risks Related to Principal Investment Strategies........................    49
  Fund Fees and Expenses - Fixed Income Funds.............................    51
Phoenix Insight Money Market Funds
  Introduction to Money Market Funds......................................    54
  Phoenix Insight Government Money Market Fund............................    55
  Phoenix Insight Money Market Fund.......................................    57
  Phoenix Insight Tax-Exempt Money Market Fund............................    60
  Risks Related to Principal Investment Strategies........................    63
  Fund Fees and Expenses - Money Market Funds.............................    65
Additional Investment Techniques and Related Risks........................    66
Management of the Funds...................................................    67
Pricing of Fund Shares....................................................    76
Sales Charges.............................................................    78
Your Account..............................................................    84
How to Buy Shares.........................................................    86
How to Sell Shares........................................................    86
Things You Should Know When Selling Shares................................    87
Account Policies..........................................................    89
Investor Services and Other Information...................................    92
Tax Status of Distributions...............................................    94
Master Fund/Feeder Fund Structure.........................................    95
Financial Highlights......................................................    96

PHOENIX INSIGHT EQUITY FUNDS
--------------------------------------------------------------------------------

INTRODUCTION TO EQUITY FUNDS

> Equity Funds invest in stocks, which represent partial ownership in a company. They generally pursue capital appreciation: that is, an increase in the fund's share value. In some cases, these funds also seek dividend income.

>        If you invest in an Equity Fund, you risk losing your investment.

> Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).


> Each Equity Fund's investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund's shareholders. There is no guarantee that a fund will achieve its objective.


> Temporary Defensive Strategy: During periods of adverse market conditions, each of the Equity Funds may temporarily invest a substantial portion of its assets in investment-grade fixed income securities and money market instruments. When a fund takes such a defensive position, the fund may not be able to meet its investment objective.


> Each Equity Fund's principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in detail under "Risks Related to Principal Investment Strategies" on page ___.



                                                 Phoenix Insight Equity Funds  1

PHOENIX INSIGHT BALANCED FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight Balanced Fund has an investment objective to seek to provide current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

>        The fund invests in a portfolio of equity and fixed income securities.
         Under normal market conditions, equity securities will comprise between 40% and 65% of the fund's assets, and fixed income securities will comprise at least 25% of the fund's assets.

>        The fund may invest in the equity securities of companies of any size.

> The fixed income portion of the fund will normally be invested in investment-grade securities and maintain a dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities) of between five and ten years.

> The fixed income portion of the fund will be invested primarily in bonds, which are debt instruments that normally pay a set amount of interest on a regular basis; repay the face amount, or principal, at a stated future date; and are issued by domestic and foreign corporations, federal and state governments, and their agencies.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund's subadviser reviews and adjusts the blend of securities in an effort to enhance returns based on current market conditions, interest rate projections and other economic factors.


> The fund seeks to provide an overall return comprising between 40% and 65% of the return of Russell 1000(R) Index and between 35% and 60% of the return of the Lehman Brothers Aggregate Bond Index.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Allocation Risk - The risk that the percentages of the fund's assets invested in equities and fixed income securities, respectively, will not be optimum for market conditions at a given time.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.


2  Phoenix Insight Balanced Fund

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

o Small and Medium Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.



                                                Phoenix Insight Balanced Fund  3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Balanced Fund. Prior to May 18, 2006, the fund's investment program and general operations of the fund were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              Calendar Year            Annual Return (%)
                  2000                       11.97
                  2001                        0.97
                  2002                       -9.26
                  2003                       19.07
                  2004                       13.02
                  2005                        7.14

            BEST QUARTER: Q2 2003 8.27% WORST QUARTER: Q3 2002 -8.40%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDED 12/31/05)(2)                            1 YEAR          5 YEARS           (2/9/99)
------------------------------------------------------------------------------------------------------------------
  Class A Shares

------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                         0.98%           4.48%              5.01%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                     -0.84%           3.48%              3.58%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                         1.82%           3.35%              3.57%
     and Sale of Fund Shares((3))((4))
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(5)                        2.43%           5.87%              6.71%
------------------------------------------------------------------------------------------------------------------

  Russell 1000(R) Index(6)                                       6.27%           1.07%              2.61%

------------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.
(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the fees, expenses, or taxes associated with the active management of an actual portfolio.
(6) The Russell 1000(R) Index is a market capitalization-weighted index of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


4  Phoenix Insight Balanced Fund

PHOENIX INSIGHT CORE EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight Core Equity Fund has an investment objective to seek to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


>        The fund normally invests at least 80% of its assets in common stocks.
         These stocks are generally of companies with market capitalization in excess of $1 billion at the time of purchase. The fund's policy of investing at least 80% of its assets in common stocks may be changed only upon 60 days written notice to shareholders.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund's subadviser selects securities that are considered to be undervalued and to represent growth opportunities. The subadviser considers many factors, but there is a focus on a company's sales, earnings and valuation.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.



                                             Phoenix Insight Core Equity Fund  5

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Core Equity Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              Calendar Year            Annual Return (%)
                  2000                       -7.90
                  2001                      -12.53
                  2002                      -23.67
                  2003                       32.37
                  2004                       13.01
                  2005                        8.70

           BEST QUARTER: Q4 1999 14.40% WORST QUARTER: Q3 2002 -15.78%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

------------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDED 12/31/05)(2)                            1 YEAR          5 YEARS          (2/04/99)

------------------------------------------------------------------------------------------------------------------
  Class A Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                         2.45%            0.46%              0.87%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                     -0.34%           -0.54%             -0.23%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                         2.89%            0.07%              0.41%
     and Sale of Fund Shares(3)(4)
------------------------------------------------------------------------------------------------------------------

  S&P 500(R) Stock Index(5)                                      4.93%            0.55%              1.55%

------------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The S&P 500(R) Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


6  Phoenix Insight Core Equity Fund

PHOENIX INSIGHT EMERGING MARKETS FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix Insight Emerging Markets Fund has an investment objective to seek to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in equity securities of issuers located in emerging markets countries. The fund's policy of investing at least 80% of its assets in the securities of issuers located in emerging markets countries may be changed only upon 60 days written notice to shareholders.


> The World Bank and other international agencies define an emerging or developing country on the basis of such factors as trade initiatives, per capita income and level of industrialization. There are over 130 countries that are emerging or developing under this standard and approximately 40 of these countries have stock markets. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


> The fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund generally using a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy favorable long-term economic prospects.

         A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser's calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.


                                        Phoenix Insight Emerging Markets Fund  7

> The subadviser seeks to achieve attractive absolute returns that exceed the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. Utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer's business rather than the volatility of its stock price.

> In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security's price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser's opinion, there has been a loss of a long-term competitive advantage.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Currency Rate Risk - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

o Emerging Markets Risk - The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Geographic Concentration Risk - The risk that, if the fund concentrates its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Value Stocks Risk - The risk that the fund's focus on value investing will cause the fund to underperform when growth investing is in favor.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.



8  Phoenix Insight Emerging Markets Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Emerging Markets Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc. as adviser and Hansberger Global Investors, Inc. as subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


              Calendar Year            Annual Return (%)
                  2000                      -28.81
                  2001                       -0.74
                  2002                       -2.22
                  2003                       50.87
                  2004                       19.67
                  2005                       31.08


           BEST QUARTER: Q4 1999 32.38% WORST QUARTER: Q3 1999 -17.01%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

------------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDED 12/31/05)(2)                            1 YEAR          5 YEARS          (8/11/99)

------------------------------------------------------------------------------------------------------------------
  Class A Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                        23.54%           16.70%             11.28%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                     21.01%           15.98%             10.74%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                        18.59%           14.71%              9.91%
     and Sale of Fund Shares(3)(4)
------------------------------------------------------------------------------------------------------------------

  MSCI Emerging Markets Index(5)                                34.54%           19.44%           11.94%(6)

------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.
(5) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(6) Since 8/31/99.


Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


                                        Phoenix Insight Emerging Markets Fund  9

PHOENIX INSIGHT EQUITY FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight Equity Fund has an investment objective to seek to provide capital appreciation and current income.

Principal Investment Strategies

>        The fund normally invests at least 80% of its assets in common stocks.
         These stocks are generally of companies with market capitalization in excess of $1 billion at time of purchase.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser selects stocks that are representative of the companies found within the Russell 1000(R) Value Index in an effort to:

         o Provide greater returns, over the long-term, than the securities comprising the Russell 1000(R) Value Index

         o Maintain a risk level approximating that of the Russell 1000(R) Value Index

> The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values, and was comprised at December 31, 2005 of stocks with market capitalizations ranging from $582 million to $370 billion.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.



10  Phoenix Insight Equity Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Equity Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              Calendar Year            Annual Return (%)
                  2000                        8.17
                  2001                       -3.37
                  2002                      -21.15
                  2003                       28.39
                  2004                       17.85
                  2005                       12.18

           BEST QUARTER: Q3 2003 13.04% WORST QUARTER: Q3 2002 -16.27%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

------------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                           1 YEAR          5 YEARS          (2/11/99)

------------------------------------------------------------------------------------------------------------------
  Class A Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                         5.73%            4.06%             3.88%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                      4.32%            3.50%             2.24%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                         5.28%            3.35%             2.63%
     and Sale of Fund Shares(3)(4)
------------------------------------------------------------------------------------------------------------------

  Russell 1000(R) Value Index(5)                                 7.05%            5.28%             5.96%

------------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.


(5) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


                                                 Phoenix Insight Equity Fund  11

PHOENIX INSIGHT INDEX FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix Insight Index Fund has an investment objective to seek to provide the return and risk characteristics of the S&P 500(R) Index.


PRINCIPAL INVESTMENT STRATEGIES


> The fund normally holds at least 90% of the 500 securities in the S&P 500(R) Index and attempts to match its holdings of each issue with that security's proportional representation in the S&P 500(R) Index. As of May 31, 2006 the market capitalizations of companies included in the S&P 500 Index ranged from $640.15 million to $368,525.20 million.

> The fund invests a significant portion (typically 98%) of its assets in securities in the S&P 500(R) Index.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund's subadviser employs a "passively" managed - or index - investment approach that attempts to replicate the performance of the index while not necessarily investing in all of its stocks. This approach is unlike traditional methods of active investment management whereby securities are selected on the basis of economic, financial and market analysis. On a regular basis, the subadviser compares the fund's performance to that of the S&P 500(R) Index. The subadviser may adjust the fund's holdings if the fund's performance does not adequately track the performance of the S&P 500(R) Index.

> Apart from its equity investments, the fund may use S&P 500(R) Stock Index Futures Contracts to reduce transactional costs and simulate full investment in the S&P 500(R) Index while retaining a cash balance for portfolio management purposes.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small and Medium Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.



12 Phoenix Insight Index Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Index Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              Calendar Year            Annual Return (%)
                  1997                       32.51
                  1998                       27.88
                  1999                       20.14
                  2000                       -9.55
                  2001                      -12.57
                  2002                      -22.42
                  2003                       27.82
                  2004                       10.21
                  2005                        5.14

           BEST QUARTER: Q4 1998 21.17% WORST QUARTER: Q3 2002 -17.14%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                           1 YEAR          5 YEARS          (4/18/96)
------------------------------------------------------------------------------------------------------------------
  Class A Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                        -0.90%           -1.09%             7.58%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                     -3.22%           -2.28%             6.32%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                         2.53%           -1.10%             6.29%
     and Sale of Fund Shares(3)(4)
------------------------------------------------------------------------------------------------------------------

  S&P 500(R) Index(5)                                            4.93%            0.55%             8.83%

------------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.


(5) The S&P 500(R) Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                                  Phoenix Insight Index Fund  13

PHOENIX INSIGHT INTERNATIONAL FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight International Fund has an investment objective to seek to provide capital appreciation. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 65% of its assets in non-U.S. equity securities. The fund invests in at least three foreign countries to reduce geographic risk. The fund intends to diversify its investments among countries, including emerging market countries, and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2005, the fund was invested in issuers from approximately 22 countries.


> The fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund generally using a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy favorable long-term economic prospects.

         A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser's calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

> The subadviser seeks to achieve attractive absolute returns that exceed the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. Utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same


14  Phoenix Insight International Fund
         time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer's business rather than the volatility of its stock price.

> In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security's price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser's opinion, there has been a loss of a long-term competitive advantage.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Currency Rate Risk - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

o Emerging Markets Risk - The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Geographic Concentration Risk - The risk that, if the fund concentrates its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small and Medium Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Value Stocks Risk - The risk that the fund's focus on value investing will cause the fund to underperform when growth investing is in favor.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.



                                          Phoenix Insight International Fund  15

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight International Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc. as adviser and Hansberger Global Investors, Inc. as subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              Calendar Year            Annual Return (%)
                  2000                       -9.50
                  2001                      -19.47
                  2002                      -19.19
                  2003                       42.33
                  2004                       16.16
                  2005                       13.34

          BEST QUARTER: Q2 2003 20.84% WORST QUARTER: Q3 2002 - 19.85%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                           1 YEAR          5 YEARS           (3/4/99)
------------------------------------------------------------------------------------------------------------------
  Class A Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                         6.83%            2.82%             4.95%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                      6.85%            2.89%             5.00%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                         4.84%            2.56%             4.41%
     and Sale of Fund Shares(3)(4)
------------------------------------------------------------------------------------------------------------------

  MSCI EAFE(R) Index(5)                                         14.02%            4.94%             5.78%

------------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.


(5) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total- return basis with gross dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


16  Phoenix International Fund

PHOENIX INSIGHT SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


Investment Objective

Phoenix Insight Small-Cap Growth Fund has an investment objective to seek to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in the securities of small-cap companies, generally equity securities. The fund's policy of investing at least 80% of its assets in the securities of small-cap companies may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund. The subadviser manages the investments of the fund. The subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000(R) Index, an index comprised of stocks with market capitalizations ranging from $26 million to $4.4 billion at December 31, 2005.


> The fund seeks to invest in equity securities of companies that the subadviser believes offer superior prospects for growth, i.e., issues with the potential for accelerated earnings or revenue growth relative to the broader stock market and higher-than-average forecast earnings-growth rates. Valuation is a secondary consideration in stock selection.


> The subadviser seeks to maintain a risk level approximating that of the Russell 2000(R) Growth Index, an index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Growth Stocks Risk - The risk that the fund's focus on growth investing will cause the fund to underperform when value investing is in favor.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page --.



                                       Phoenix Insight Small-Cap Growth Fund  17

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Small-Cap Growth Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares(1) performance from year to year over the life of the fund(2). The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              Calendar Year            Annual Return (%)
                  2002                      -20.66
                  2003                       48.31
                  2004                       20.37
                  2005                        3.40

           BEST QUARTER: Q2 2003 22.89% WORST QUARTER: Q3 2002 -15.51%

(1) The returns shown in the chart are for a Class of Shares that is not offered in this prospectus. Institutional Shares would have substantially similar annual returns as Class A Shares and Class C Shares because they are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Classes do not have the same expenses. Class A Shares and Class C Shares' returns would generally be lower than those shown in the chart.


----------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                               SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                                       1 YEAR             (1/8/01)
----------------------------------------------------------------------------------------------------------------
  Institutional Shares
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                     3.40%                7.26%
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                                  2.56%                7.09%
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund Shares(3)(4)       2.99%                6.26%
----------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Growth Index(5)                                            4.15%                3.90%

----------------------------------------------------------------------------------------------------------------


(2) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table are for a class of shares that is not offered in this prospectus. After-tax returns for classes offered in this prospectus will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class A Shares and Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since these classes of shares have not had a full calendar year of investment operations.


18  Phoenix Insight Small-Cap Growth Fund

PHOENIX INSIGHT SMALL-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight Small-Cap Opportunity Fund has an investment objective to seek to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in the securities of small-cap companies. These securities will normally be equities and equity-like instruments. The fund's policy of investing at least 80% of its assets in the securities of small-cap companies may be changed only upon 60 days written notice to shareholders.

> The fund's subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000(R) Index, an index comprised of stocks with market capitalizations ranging from $26 million to $4.4 billion at December 31, 2005.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund seeks to invest in the securities of companies that the subadviser believes have growth potential. In selecting securities, the subadviser focuses on those companies that appear to have potential for sales growth but are attractively valued relative to the securities of comparable companies. The subadviser seeks to maintain a risk level approximating that of the Russell 2000(R) Index.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page --.



                                  Phoenix Insight Small-Cap Opportunity Fund  19

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Small-Cap Opportunity Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


              Calendar Year            Annual Return (%)
                  2000                        6.46
                  2001                       -9.83
                  2002                      -14.80
                  2003                       51.62
                  2004                       23.88
                  2005                        4.27

           BEST QUARTER: Q4 1999 28.15% WORST QUARTER: Q3 2001 -20.32%


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

-----------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                        1 YEAR            5 YEARS           (3/4/99)

-----------------------------------------------------------------------------------------------------------------
  Class A Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                      -1.72%             7.24%             12.60%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                      -4.25%             6.10%             10.78%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of           2.32%             6.17%             10.58%
       Fund Shares(3)(4)
-----------------------------------------------------------------------------------------------------------------

  Russell 2000(R) Index(5)                                     4.55%             8.22%              9.56%

-----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.


(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


20  Phoenix Insight Small-Cap Opportunity Fund

PHOENIX INSIGHT SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight Small-Cap Value Fund has an investment objective to seek to provide capital appreciation. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in the securities of small-cap companies. These securities will normally be equities and equity-like instruments. The fund's policy of investing at least 80% of its assets in the securities of small-cap companies may be changed only upon 60 days written notice to shareholders.


> The fund's subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000(R) Index, an index comprised of stocks with market-capitalizations ranging from $26 million to $4.4 billion as of December 31, 2005.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser seeks securities it considers to be undervalued at the time of purchase. The subadviser uses a value investment strategy that seeks companies that are attractively valued relative to the securities of comparable companies. In searching for stocks with lower than average valuations, the subadviser considers, among other things, price-to-earnings and price-to-book ratios.


> The subadviser seeks to maintain a risk level approximating that of the Russell 2000(R) Value Index, an index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Value Stocks Risk - The risk that the fund's focus on value investing will cause the fund to underperform when growth investing is in favor.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page --.



                                        Phoenix Insight Small-Cap Value Fund  21

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Small-Cap Value Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


              Calendar Year            Annual Return (%)
                  2000                       34.15
                  2001                        5.31
                  2002                      -12.97
                  2003                       42.68
                  2004                       28.62
                  2005                        8.63

           BEST QUARTER: Q2 2003 20.10% WORST QUARTER: Q3 2002 -20.20%


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

------------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                        1 YEAR           5 YEARS            (8/17/99)

------------------------------------------------------------------------------------------------------------------
  Class A Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                      2.38%             11.48%              14.87%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                  -0.04%              9.95%              13.12%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of          4.26%              9.55%              12.43%
       Fund Shares(3)(4)
------------------------------------------------------------------------------------------------------------------

  Russell 2000(R) Value Index(5)                              4.71%             13.55%              13.64%

------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.


(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


22  Phoenix Insight Small-Cap Value Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------



Generally, the value of a fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.


Specific risks of investing in the various Equity Funds are illustrated in the chart below and described in detail following the chart.


------------------------------------------------------------------------------------------------------------------------
                                        CORE   EMERGING          INDEX                 SMALL-CAP   SMALL-CAP   SMALL-CAP
  RISKS FOR ONE               BALANCED EQUITY   MARKETS  EQUITY  INDEX INTERNATIONAL    GROWTH    OPPORTUNITY    VALUE
  OR MORE FUNDS                 FUND   REFUND    FUND     FUND   FUND       FUND         FUND        FUND        FUND
------------------------------------------------------------------------------------------------------------------------
  Allocation                      X
------------------------------------------------------------------------------------------------------------------------
  Credit                          X
------------------------------------------------------------------------------------------------------------------------
  Currency Rate                                    X                        X
------------------------------------------------------------------------------------------------------------------------

  Emerging Markets                                 X                        X
------------------------------------------------------------------------------------------------------------------------
  Foreign Securities              X                X                        X

------------------------------------------------------------------------------------------------------------------------
  Geographic Concentration                         X                        X
------------------------------------------------------------------------------------------------------------------------

  Growth Stocks                                                                           X

------------------------------------------------------------------------------------------------------------------------
  Interest Rate                   X
------------------------------------------------------------------------------------------------------------------------
  Leverage                                                         X
------------------------------------------------------------------------------------------------------------------------
  Manager                         X       X        X        X      X        X             X            X           X
------------------------------------------------------------------------------------------------------------------------
  Market                          X       X        X        X      X        X             X            X           X
------------------------------------------------------------------------------------------------------------------------
  Prepayment                      X
------------------------------------------------------------------------------------------------------------------------

  Small Company                           X        X                                      X            X           X
------------------------------------------------------------------------------------------------------------------------
  Small and Medium Company        X                                X        X
------------------------------------------------------------------------------------------------------------------------
  Value Stocks                                     X                        X                                      X

------------------------------------------------------------------------------------------------------------------------
  Volatility                              X        X        X               X             X            X           X
------------------------------------------------------------------------------------------------------------------------

ALLOCATION RISK


The risk that the percentages of the fund's assets invested in equities and fixed income securities, respectively, will not be optimum for market conditions at a given time, which may cause a fund to underperform as compared to a fund with a more favorable allocation.


CREDIT RISK

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.


                                                Phoenix Insight Equity Funds  23

CURRENCY RATE RISK

The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Although a fund may engage in foreign currency hedge transactions to help reduce this risk, those transactions may not be effective or appropriate in particular situations nor, of course, will they protect against declines in security values.

EMERGING MARKETS RISK

The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FOREIGN SECURITIES RISK

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

GEOGRAPHIC CONCENTRATION RISK

The risk that, if a fund concentrates its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.


GROWTH STOCKS RISK

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


INTEREST RATE RISK

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a


24  Phoenix Insight Equity Funds
below-market interest rate, increasing a fund's duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

LEVERAGE RISK

The risk that downward price changes in a security may result in a loss greater than a fund's investment in the security. This risk exists through the use of certain securities or techniques (e.g., forward or futures contracts, derivative securities or purchases on margin) that tend to magnify changes in an index or market.

MANAGER RISK

The risk that poor security selection will cause a fund to underperform other funds with a similar investment objective.

MARKET RISK

The risk that the market value of a fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole.

PREPAYMENT RISK


The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations. As interest rates decline, the issuers of securities held by a fund may prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities. This prepayment may reduce a fund's income. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk.


SMALL COMPANY RISK

The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of small company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.


SMALL AND MEDIUM COMPANY RISK

Companies with small and medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less


Phoenix Insight Equity Funds  25
diversified and subject to competitive threats. Small and medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


VALUE STOCKS RISK

Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically under perform when growth investing is in favor.

VOLATILITY RISK

The risk that performance will be affected by unanticipated events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.


26  Phoenix Insight Equity Funds

FUND FEES AND EXPENSES - EQUITY FUNDS
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Equity Funds.


                                                                                       CLASS A       CLASS C
                                                                                        SHARES       SHARES
                                                                                        ------       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
   (as a percentage of offering price)                                                  5.75%         None

Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                                    None (a)       1.00 (b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends                              None         None

Redemption Fee                                                                           None         None

Exchange Fee                                                                             None         None


CLASS A SHARES

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                CORE   EMERGING                                 SMALL-CAP    SMALL-CAP   SMALL-CAP
                     BALANCED  EQUITY   MARKETS   EQUITY  INDEX  INTERNATIONAL   GROWTH     OPPORTUNITY    VALUE
                     --------  ------   -------   ------  -----  -------------   ------     -----------    -----

Management Fees        0.50%    0.70%    1.00%     0.70%   0.20%     0.85%       0.75%         0.75%       0.70%

Distribution and
 Shareholder
 Servicing (12b-1)
 Fees(c)               0.25%    0.25%    0.25%     0.25%   0.25%     0.25%       0.25%         0.25%       0.25%


Other Expenses         0.28%    0.23%    0.32%     0.16%   0.18%     0.30%       1.23%(e)      0.14%       0.18%


TOTAL ANNUAL FUND
 OPERATING
 EXPENSES              1.03%    1.18%    1.57%     1.11%   0.63%     1.40%       2.23%         1.14%       1.13%


Expense Reduction(d)     -        -        -         -       -         -        (0.83)%          -           -


NET ANNUAL FUND
   OPERATING
   EXPENSES            1.03%    1.18%    1.57%     1.11%   0.63%     1.40%       1.40%         1.14%       1.13%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(d) The fund's investment adviser has contractually agreed to limit the total operating expenses (excluding interest, taxes and extraordinary expenses) through December 31, 2007, so that expenses do not exceed 1.40% of the Class A Shares of the Small-Cap Growth Fund.

(e) Estimated at this time.


EXAMPLE

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class A Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also



                                                Phoenix Insight Equity Funds  27
assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   FUND                                     1 YEAR           3 YEARS             5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Balanced                                  $674               $884              $1,111            $1,762
-----------------------------------------------------------------------------------------------------------------
   Core Equity                               $688               $928              $1,187            $1,925
-----------------------------------------------------------------------------------------------------------------
   Emerging Markets                          $726              $1,042             $1,381            $2,335
-----------------------------------------------------------------------------------------------------------------
   Equity                                    $682               $908              $1,151            $1,849
-----------------------------------------------------------------------------------------------------------------
   Index                                     $636               $765               $906             $1,316
-----------------------------------------------------------------------------------------------------------------
   International                             $709               $993              $1,297            $2,158
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Growth                          $709              $1,118             $1,593            $2,900
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Opportunity                     $685               $916              $1,167            $1,882
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Value                           $684               $914              $1,162            $1,871
-----------------------------------------------------------------------------------------------------------------


The example assumes that the expense reimbursement obligations of the adviser, if any, are in effect through December 31, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.


CLASS C SHARES

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                               CORE   EMERGING                     NTERNATIONA    SMALL-CAP   SMALL-CAP   SMALL-CAP
                    BALANCED  EQUITY   MARKETS    EQUITY   INDEX  INTERNATIONAL    GROWTH    OPPORTUNITY    VALUE
                    --------  ------   -------    ------   -----  -------------    ------   -----------     -----
Management Fees      0.50%     0.70%    1.00%      0.70%   0.20%      0.85%         0.75%        0.75%      0.70%

Distribution and
 Shareholder
 Servicing (12b-1)
 Fees(e)             1.00%     1.00%    1.00%      1.00%   1.00%      1.00%         1.00%        1.00%      1.00%


Other Expenses(f)    0.28%     0.23%    0.32%      0.16%   0.18%      0.30%         1.23%        0.14%      0.18%


TOTAL ANNUAL FUND
 OPERATING
 EXPENSES            1.78%     1.93%    2.32%      1.86%   1.38%      2.15%         2.98%        1.89%      1.88%


Expense Reduction(g)   --        --       --         --      --         --         (0.83)%         --         --


NET ANNUAL FUND
   OPERATING
   EXPENSES          1.78%     1.93%    2.32%      1.86%   1.38%      2.15%         2.15%        1.89%      1.88%

(e) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.


(f) Estimated at this time.

(g) The fund's investment adviser has contractually agreed to limit the total operating expenses (excluding interest, taxes and extraordinary expenses) of Class C Shares of the Small-Cap Growth Fund to 2.15% until December 31, 2007.



28  Phoenix Insight Equity Funds

EXAMPLE

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class C Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:




-----------------------------------------------------------------------------------------------------------------
   FUND                                     1 YEAR             3 YEARS           5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Balanced                                  $281               $530               $934             $2,064
-----------------------------------------------------------------------------------------------------------------
   Core Equity                               $296               $573              $1,009            $2,221
-----------------------------------------------------------------------------------------------------------------
   Emerging Markets                          $335               $685              $1,201            $2,616
-----------------------------------------------------------------------------------------------------------------
   Equity                                    $289               $553               $974             $2,148
-----------------------------------------------------------------------------------------------------------------
   Index                                     $240               $413               $732             $1,634
-----------------------------------------------------------------------------------------------------------------
   International                             $318               $636              $1,118            $2,446
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Growth                          $318               $803              $1,457            $3,210
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Opportunity                     $292               $562               $989             $2,179
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Value                           $291               $559               $984             $2,169
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   FUND                                     1 YEAR             3 YEARS           5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Balanced                                  $181               $530               $934             $2,064
-----------------------------------------------------------------------------------------------------------------

   Core Equity                               $196               $573              $1,009            $2,221

-----------------------------------------------------------------------------------------------------------------
   Emerging Markets                          $235               $685              $1,201            $2,616
-----------------------------------------------------------------------------------------------------------------
   Equity                                    $189               $553               $974             $1,634
-----------------------------------------------------------------------------------------------------------------
   Index                                     $140               $413               $732             $2,148
-----------------------------------------------------------------------------------------------------------------
   International                             $218               $636              $1,118            $2,446
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Growth                          $218               $803              $1,457            $3,210
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Opportunity                     $192               $562               $989             $2,179
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Value                           $191               $559               $984             $2,169
-----------------------------------------------------------------------------------------------------------------


The example assumes that the expense reimbursement obligations of the adviser, if any, are in effect through December 31, 2007. Thereafter the examples do not reflect any expense reimbursement obligations.



                                                Phoenix Insight Equity Funds  29

PHOENIX INSIGHT FIXED INCOME FUNDS
--------------------------------------------------------------------------------


INTRODUCTION TO FIXED INCOME FUNDS

> Fixed Income Funds invest primarily in bonds, which are debt instruments that normally

         o Pay a set amount of interest on a regular basis

         o Repay the face amount, or principal, at a stated future date

         o Are issued by domestic and foreign corporations, federal and state governments, and their agencies

>        If you invest in a Fixed Income Fund, you risk losing your investment.


> Each Fixed Income Fund's investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund's shareholders. There is no guarantee that a fund will achieve its objective.

> Temporary Defensive Strategy: During periods of adverse market conditions, each of the Fixed Income Funds (other than Phoenix Insight Short/Intermediate Bond Fund) may temporarily invest a substantial portion of its assets in investment-grade fixed income securities and money market instruments. When a fund takes such a defensive position, the fund may not be able to meet its investment objective.

> Each Fixed Income Fund's principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in detail under "Risks Related to Principal Investment Strategies" on page __.



30  Phoenix Insight Fixed Income Funds

PHOENIX INSIGHT BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight Bond Fund has an investment objective to seek to provide a high level of total return, including a competitive level of current income.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in bonds. "Bonds" are fixed-income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. government securities and other short-term instruments. U.S. government securities that the fund may invest in may be backed by:

         o   the full faith and credit of the U.S. government,

         o   the full faith and credit of the U.S. Treasury or

         o   may not be backed by either the U.S Government or U.S Treasury

         The fund intends to invest in bonds, at least 65% of which, are rated at the time of investment Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's Corporation. The fund's policy of investing at least 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The fund's subadviser uses a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities.

> Securities selected for fund investment may be of any maturity or duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of a security's payment pattern. Normally, the fund's dollar weighted average duration will vary between two and eight years. The subadviser may adjust the fund's dollar-weighted average duration based on changing expectations for the federal funds rate, the shape of the yield curve, swap spreads, mortgage prepayments, credit spreads, and capital market liquidity. For instance, if the federal funds rate is expected to rise, the subadviser may choose to move the fund's dollar-weighted average duration to the lower end of the band. Within this context, it is expected that the fund's dollar-weighted average maturity will range between three and fifteen years.

> Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.


                                                   Phoenix Insight Bond Fund  31

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates increase costs to the fund, negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to fund shareholders.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o High Yield Securities Risk - The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Long-Term Maturities Risk - The risk of greater price fluctuations than would be associated with securities having shorter maturities.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.



32  Phoenix Insight Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


              Calendar Year            Annual Return (%)
                  2000                       12.78
                  2001                        8.05
                  2002                        6.91
                  2003                        3.67
                  2004                        3.82
                  2005                        2.18

            BEST QUARTER: Q4 2000 4.98% WORST QUARTER: Q2 2004 -2.40%

(1) The fund's annual return in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

-----------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                               SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                           1 YEAR        5 YEARS          (2/17/99)
-----------------------------------------------------------------------------------------------------------------
     Class A Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                         -2.67%         3.89%             4.46%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                      -4.10%         2.04%             2.43%
-----------------------------------------------------------------------------------------------------------------
     Return  After  Taxes on  Distributions  and Sale of Fund    -1.74%         2.19%             2.54%
     Shares (3)(4)
-----------------------------------------------------------------------------------------------------------------

     Lehman Brothers Aggregate Bond Index(5)                      2.43%         5.87%             5.83%

-----------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


                                                   Phoenix Insight Bond Fund  33

PHOENIX INSIGHT HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight High Yield Bond Fund has an investment objective to seek to provide a high level of total return through a combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in domestic and foreign high yield bonds, that have a credit quality rated below "Baa" by Moody's Investors Service, Inc. (Moody's) and "BBB" by Standard and Poor's Corporation (S&P). The fund may also invest in a broad range of interest-rate sensitive securities, including preferred stocks, interest-rate futures contracts, and foreign currency futures and forwards for the purpose of hedging. The fund's policy of investing at least 80% of its assets in high yield bonds may be changed only upon 60 days written notice to shareholders.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The fund's subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The subadviser evaluates market conditions in the context of broad macroeconomic trends. It generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

> The subadviser considers credit research an integral component of its higher quality high yield investment process. It invests across the credit rating spectrum with an emphasis on securities that are moving up the credit rating scale of a nationally recognized statistical rating organization and generally those rated Ba/BB and B/B by Moody's, Standard & Poor's or Fitch, at the time of investment. If after the time of investment a security's rating declines, the fund is not obligated to sell the security.

> Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although the fund may invest in other types of high yield securities.


> The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. At December 31, 2005, the modified duration to maturity for the benchmark and the fund was 4.51 and 5.36 years, respectively. Theoretically, for a fund maintaining a modified duration to maturity of 5.36 years, a one percent increase in interest rates would cause a 5.36% decrease in the value of the fund's assets. Similarly, a one percent decrease in interest rates would cause the value of the fund's assets to increase by 5.36%. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment



34 Phoenix Insight High Yield Bond Fund pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to fund shareholders.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o High Yield Securities (Junk Bond) Risk - The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

o Long-Term Maturities Risk - The risk of greater price fluctuations than would be associated with securities having shorter maturities.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


Because of the speculative nature of the fund's investments, you should carefully consider the risks associated with this fund before you purchase shares.


                                        Phoenix Insight High Yield Bond Fund  35

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight High Yield Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc. as adviser and HIM-Monegy, Inc. as subadviser. The bar chart shows the fund's Class A Shares performance.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

              Calendar Year            Annual Return (%)
                  2004                       1.68

            BEST QUARTER: Q3 2004 5.11% WORST QUARTER: Q1 2005 -1.76%

(1) The fund's annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted.

-------------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                  1 YEAR          SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                                                             (5/17/04)

-------------------------------------------------------------------------------------------------------------------
     Class A Shares
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                        -3.15%               4.65%
-------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                                     -5.33%               2.11%
-------------------------------------------------------------------------------------------------------------------
     Return  After  Taxes on  Distributions  and Sale of Fund                   -2.04%               2.56%
     Shares(3)(4)
-------------------------------------------------------------------------------------------------------------------

     Bear Stearns High Yield Bond Index(5)                                       1.79%             7.90%(6)
-------------------------------------------------------------------------------------------------------------------
     Lehman Brothers High Yield 2% Issue Cap Index(7)(8)                         2.76%               9.62%

-------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Bear Stearns High Yield Bond Index is comprised of below-investment grade U.S. dollar-denominated corporate bonds. Qualifying bonds must have at least one year remaining term to maturity and a minimum amount outstanding of $100 million. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) Since 5/28/04.

(7) The Lehman Brothers High Yield 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) The fund has changed its benchmark to the Lehman Brothers High Yield 2% Issuer Cap Index as this index more closely aligns with the fund's current portfolio holdings and principal investment strategies.


Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


36  Phoenix Insight High Yield Bond Fund

PHOENIX INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight Intermediate Government Bond Fund has an investment objective to seek to provide a high level of current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in Government Bonds which are defined as:

         o Credit Treasury securities whose interest and principal payments are backed by the full faith and credit of the U.S. government and securities issued by U.S. government agencies and instrumentalities whose interest and principal payments may be supported by the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates),

         o Securities issued by U.S. government agencies whose interest and principal payments are not backed by the full faith and credit of the U.S. government and may be supported by the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); the discretionary authority of the U.S. government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or the credit of the issuer only, and, repurchase agreements collateralized by U.S. government securities.

> The fund's policy of investing at least 80% of its assets in government bonds may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund.


> The fund's subadviser may invest up to 20% of the fund's assets in one or more of the following types of securities, which normally will be investment-grade:


         o Asset-backed securities

         o Non-agency mortgage-backed securities

         o Corporate bonds

> The dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities) generally will be in the intermediate range of between three and ten years.


                           Phoenix Insight Intermediate Government Bond Fund  37

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.



38  Phoenix Insight Intermediate Government Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Intermediate Government Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


              Calendar Year            Annual Return (%)
                  2000                       12.90
                  2001                        7.47
                  2002                       10.12
                  2003                        2.15
                  2004                        2.79
                  2005                        2.23

            BEST QUARTER: Q3 2002 5.16% WORST QUARTER: Q2 2004 -2.51%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

------------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                              1 YEAR           5 YEARS         (2/11/99)

------------------------------------------------------------------------------------------------------------------
     Class A Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                             2.62%            3.89%            4.52%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                          4.05%            2.13%            2.60%
------------------------------------------------------------------------------------------------------------------
     Return  After  Taxes on  Distributions  and Sale of Fund        1.69%            2.28%            2.69%
     Shares(3)(4)
------------------------------------------------------------------------------------------------------------------

     Lehman Brothers Intermediate Government Bond Index(5)           1.68%            4.82%            5.09%

------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.


(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Lehman Brothers Intermediate Government Bond Index measures intermediate-term bonds issued by the U.S. Treasury, government agencies, and quasi-federal corporations with maturities ranging from 1 to 9.99 years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                           Phoenix Insight Intermediate Government Bond Fund  39

PHOENIX INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight Intermediate Tax-Exempt Bond Fund has an investment objective to seek to provide a high level of current income that is exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in tax-exempt bonds; generally municipal securities, the income from which is exempt from federal income tax and not subject to the federal alternative minimum tax. The fund may also invest in securities that generate income that is not exempt from federal or state income tax and is subject to the federal alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval.


> Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable. In addition, the fund will normally purchase only securities that are investment grade.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser employs:

         o Interest rate risk management techniques to temper the potential negative impact of interest rate increases on the fund's share price

         o Credit analysis to determine whether the municipalities issuing the bonds are likely to repay their debt


> Under normal market conditions, the fund's investments will have a dollar-weighted average portfolio maturity in a range of three to twelve years.


> The fund also may invest in U.S. government securities and securities with various forms of credit enhancement (such as bank letters of credit). The fund may buy and sell options and interest rate futures contracts to hedge against declines in value of portfolio securities.


40  Phoenix Insight Intermediate Tax-Exempt Bond Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Municipal Market Risk - The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.



                           Phoenix Insight Intermediate Tax-Exempt Bond Fund  41

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Tax-Exempt Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


               Calendar Year            Annual Return (%)
                  2002                        9.55
                  2003                        4.38
                  2004                        2.76
                  2005                        1.93

             BEST QUARTER: Q3 2002  4.60% WORST QUARTER: Q2 2004 -2.32%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

-----------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                   LIFE OF FUND
  (FOR THE PERIODS ENDING 12/31/05)(2)                                             1 YEAR          (1/16/01)

-----------------------------------------------------------------------------------------------------------------
     Class A Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                           -2.91%            3.48%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                                        -2.91%            3.48%
-----------------------------------------------------------------------------------------------------------------
     Return  After  Taxes on  Distributions  and Sale of Fund                      -0.50%            3.57%
     Shares(3)(4)
-----------------------------------------------------------------------------------------------------------------

     Lehman Brothers 3-15 Year Blend Municipal Bond Index(5)                        2.25%            5.00%

-----------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade municipal bonds with maturities of 3-15 years. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.

42 Phoenix Insight Intermediate Tax-Exempt Bond Fund

PHOENIX INSIGHT SHORT/INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Short/Intermediate Bond Fund has an investment objective to seek to provide a high level of total return, including a competitive level of current income.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in bonds with a short/intermediate-term average maturity. The fund normally maintains a dollar-weighted average maturity (or average life with respect to mortgage-backed and asset-backed securities) of between two and five years. The fund's policy of investing at least 80% of its assets in short/intermediate bonds may be changed only upon 60 days written notice to shareholders.


> The fund generally invests in investment grade securities. Investment grade securities are those with credit ratings, at the time of acquisition, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund may invest in bonds and debentures, U.S. government securities, U.S. dollar denominated debt obligations of foreign governments, mortgage-backed and asset-backed securities, municipal securities, zero-coupon securities, other floating/variable rate obligations, and options and interest-rate futures contracts.

Temporary Defensive Strategy. If a defensive position is warranted, the fund may hold short-term U.S. government securities (such as Treasury bills), high-quality money market instruments and cash. When the fund takes such a defensive position, the fund may not be able to meet its investment objective.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

                                 Phoenix Insight Short/Intermediate Bond Fund 43

o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


44 Phoenix Insight Short/Intermediate Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Short/Intermediate Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


               Calendar Year            Annual Return (%)
                  2000                       10.13
                  2001                        7.60
                  2002                        6.14
                  2003                        3.85
                  2004                        2.66
                  2005                        1.10

             BEST QUARTER: Q3 2001  4.10% WORST QUARTER: Q2 2004 -2.28%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

------------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                            1 YEAR          5 YEARS          (7/21/99)

------------------------------------------------------------------------------------------------------------------
     Class A Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                          -3.70%           3.23%             4.06%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                       -4.89%           1.61%             2.23%
------------------------------------------------------------------------------------------------------------------
     Return  After  Taxes on  Distributions  and Sale of Fund     -2.41%           1.77%             2.33%
     Shares(3)(4)
------------------------------------------------------------------------------------------------------------------

     Lehman Brothers Intermediate Government/Credit Bond Index(5)  1.58%            5.49%             5.84%

------------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Lehman Brothers Intermediate Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.

                                 Phoenix Insight Short/Intermediate Bond Fund 45

PHOENIX INSIGHT TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Tax-Exempt Bond Fund has an investment objective to seek to provide a high level of current income that is exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in tax-exempt bonds, generally municipal securities with varying maturities. These securities generate income that is exempt from federal income tax and not subject to the federal alternative minimum tax. The fund may also invest in securities that generate income that is not exempt from federal or state income tax and is subject to the federal alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval.


> Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable. In addition, the fund will normally purchase only securities that are investment grade.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser employs:

         o Interest rate risk management techniques to temper the potential negative impact of interest rate increases on the fund's share price

         o Credit analysis to determine whether the municipalities issuing the bonds are likely to repay their debt

> The fund also may invest in U.S. government securities and securities with various forms of credit enhancement (such as bank letters of credit). The fund may buy and sell options and interest rate futures contracts to hedge against declines in the value of portfolio securities.

> In pursuit of higher income, the adviser normally favors longer-term bonds that typically mature in ten years or more. In exchange for this higher potential income, investors may experience higher share-price volatility than would occur through investments with shorter maturities.

46 Phoenix Insight Tax-Exempt Bond Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Municipal Market Risk - The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                         Phoenix Insight Tax-Exempt Bond Fund 47

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Tax-Exempt Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


               Calendar Year            Annual Return (%)
                  2002                       11.14
                  2003                        5.55
                  2004                        3.20
                  2005                        2.50

         BEST QUARTER: Q3 2002  6.07% WORST QUARTER: Q2 2004 -2.75%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted.

-----------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)(2)                                            1 YEAR          (1/30/01)

-----------------------------------------------------------------------------------------------------------------
     Class A Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                          -2.37%            4.57%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)                                       -2.54%            4.47%
-----------------------------------------------------------------------------------------------------------------
     Return  After  Taxes on  Distributions  and Sale of Fund                     -0.01%            4.54%
     Shares(3)(4)
-----------------------------------------------------------------------------------------------------------------

     Lehman Brothers Municipal Bond Index(5)                                      3.51%             5.50%

-----------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


48 Phoenix Insight Tax-Exempt Bond Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither a fund, nor its adviser or subadviser, can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


Specific risks of investing in the various Fixed Income Funds are illustrated in the chart below and are described in detail following the chart.


 -----------------------------------------------------------------------------------------------------------------
                                      HIGH YIELD   INTERMEDIATE     INTERMEDIATE        SHORT/
   RISKS FOR ONE OR            BOND     BOND       GOVERNMENT       TAX-EXEMPT       INTERMEDIATE    TAX-EXEMPT
   MORE FUNDS                  FUND     FUND       BOND FUND        BOND FUND         BOND FUND       BOND FUND
 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------
   Credit                       X         X             X                X                 X               X
 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------
   Foreign Securities                     X                                                X
 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------

   High Yield Securities        X         X

 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------
   Income                       X         X             X                X                 X               X
 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------
   Interest Rate                X         X             X                X                 X               X
 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------
   Leverage                               X                              X                 X               X
 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------
   Long-Term Maturities         X         X
 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------
   Manager                      X         X             X                X                 X               X
 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------
   Municipal Market                                                      X                                 X
 --------------------------- --------- --------- ---------------- ----------------- ----------------- ------------
   Prepayment                   X         X             X                X                 X               X
 -----------------------------------------------------------------------------------------------------------------


CREDIT RISK

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

FOREIGN SECURITIES RISK

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.


HIGH YIELD SECURITIES (JUNK BOND) RISK


Securities rated "BB" or below by S&P or "Ba" or below by Moody's are known as "high yield" securities and are commonly referred to as "junk bonds". These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

                                           Phoenix Insight Fixed Income Funds 49

INCOME RISK

The risk that falling interest rates will cause a fund's income to decline. A fund's dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

INTEREST RATE RISK

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing a fund's duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

LEVERAGE RISK

The risk that downward price changes in a security may result in a loss greater than a fund's investment in the security. This risk exists through the use of certain securities or techniques (e.g., forward or futures contracts, derivative securities or purchases on margin) that tend to magnify changes in an index or market.

LONG-TERM MATURITIES RISK

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities.

MANAGER RISK

The risk that poor security selection will cause a fund to underperform other funds with a similar investment objective.

MUNICIPAL MARKET RISK

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

PREPAYMENT RISK

The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations. As interest rates decline, the issuers of securities held by a fund may prepay principal earlier that scheduled, forcing a fund to reinvest in lower yielding securities. This prepayment may reduce a fund's income. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk.

50 Phoenix Insight Fixed Income Funds

FUND FEES AND EXPENSES - FIXED INCOME FUNDS
--------------------------------------------------------------------------------


The tables below illustrate all fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fixed Income Funds.


                                                                                        CLASS A         CLASS C
                                                                                        SHARES          SHARES
                                                                                        -------         -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)


Maximum Sales Charge (load) Imposed on Purchases (as a Percentage                        4.75%           None
of offering price)

Maximum Deferred Sales Charge (load) (as a percentage of
lesser of the value redeemed or the amount invested)                                     None(a)         1.00%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends                              None            None

Redemption Fee                                                                           None            None

Exchange Fee                                                                             None            None


CLASS A SHARES

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               HIGH     INTERMEDIATE    INTERMEDIATE       SHORT/
                                              YIELD      GOVERNMENT      TAX-EXEMPT     INTERMEDIATE  TAX-EXEMPT
                                    BOND       BOND         BOND            BOND            BOND         BOND
                                    ----       ----         ----            ----            ----         ----

Management Fees                     0.50%      0.45%        0.45%           0.45%           0.55%        0.45%

Distribution and Shareholder
Servicing (12b-1) Fees(c)           0.25%      0.25%        0.25%           0.25%           0.25%        0.25%

   Other Expenses                   0.19%      0.30%        0.57%           0.17%           0.16%        0.25%
                                   -------    -------      --------        --------        --------      ------

TOTAL ANNUAL FUND OPERATING

EXPENSES                            0.94%      1.00%        1.27%           0.87%           0.96%        0.95%
   Expense Reduction(d)            (0.09)%       --        (0.52)%         (0.02)%         (0.01)%      (0.10)%
                                   -------     ------       -------        --------        -------      -------


NET ANNUAL FUND OPERATING
EXPENSES                            0.85%      1.00%        0.75%           0.85%           0.95%        0.85%
                                   =======     ======       =======        ========        =======      =======

----------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(d) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes, and extraordinary expenses) through December 31, 2007, so that expenses do not exceed 0.85% of the Class A Shares of the Bond Fund, 0.75% of the Class A Shares of the Intermediate Government Bond Fund, 0.85% of the Class A Shares of the Intermediate Tax-Exempt Bond Fund, 0.95% of the Class A Shares of the Short/Intermediate Bond Fund, and 0.85% of the Class A Shares of the Tax-Exempt Bond Fund.


EXAMPLE

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

                                           Phoenix Insight Fixed Income Funds 51

The example assumes that you invest $10,000 in Class A Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
  FUND                                         1 YEAR           3 YEARS           5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
  Bond                                          $558              $747              $958            $1,564
-----------------------------------------------------------------------------------------------------------------
  High Yield Bond                               $572              $778             $1,001           $1,642
-----------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond                  $557              $818             $1,100           $1,901
-----------------------------------------------------------------------------------------------------------------
  Intermediate Tax-Exempt Bond                  $558              $737              $932            $1,495
-----------------------------------------------------------------------------------------------------------------
  Short/Intermediate Bond                       $567              $765              $979            $1,596
-----------------------------------------------------------------------------------------------------------------
  Tax-Exempt Bond                               $558              $749              $962            $1,573
-----------------------------------------------------------------------------------------------------------------


The example assumes that the expense reimbursement obligations, if any, are in effect through December 31, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.


CLASS C SHARES

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                     HIGH       INTERMEDIATE         SHORT/
                                                    YIELD        TAX-EXEMPT       INTERMEDIATE       TAX-EXEMPT
                                        BOND         BOND           BOND              BOND              BOND
                                        ----         ----           ----              ----              ----

Management Fees                        0.50%        0.45%           0.45%            0.55%             0.45%

Distribution and Shareholder
Servicing (12b-1) Fees(e)              1.00%        1.00%           1.00%            1.00%             1.00%

Other Expenses(f)                      0.19%        0.30%           0.17%            0.16%             0.25%
                                      ------        -----           -----             -----            -----

TOTAL ANNUAL FUND OPERATING
EXPENSES                               1.69%        1.75%           1.62%            1.71%             1.70%

Expense Reduction(g)                  (0.09)%          --          (0.02)%          (0.01%)           (0.10%)

NET ANNUAL FUND OPERATING EXPENSES     1.60%        1.75%           1.60%            1.70%             1.60%
                                      ------        -----           -----            -----             -----


----------------------

(e) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(f) Estimated at this time.

(g) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes, and extraordinary expenses) through December 31, 2007, so that expenses do not exceed 1.60% of the Class C Shares of the Bond Fund, 1.60% of the Class C Shares of the Intermediate Tax-Exempt Bond Fund, 1.70% of the Class C Shares of the Short/Intermediate Bond Fund, and 1.60% of the Class C Shares of the Tax-Exempt Bond Fund.


EXAMPLE

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

52 Phoenix Insight Fixed Income Funds

The example assumes that you invest $10,000 Class C Shares of in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
  FUND                            1 YEAR    3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
  Bond                             $263       $519       $905     $1,987
-------------------------------------------------------------------------------
  High Yield Bond                  $278       $521       $919     $2,033
-------------------------------------------------------------------------------
  Intermediate Tax-Exempt Bond     $263       $508       $879     $1,920
-------------------------------------------------------------------------------
  Short/Intermediate Bond          $273       $537       $927     $2,019
-------------------------------------------------------------------------------
  Tax-Exempt Bond                  $263       $529       $928     $2,044
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

-------------------------------------------------------------------------------
  FUND                            1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
  Bond                             $163       $519       $905     $1,987
--------------------------------------------------------------------------------
  High Yield Bond                  $178       $521       $919     $2,033
--------------------------------------------------------------------------------
  Intermediate Tax-Exempt Bond     $163       $508       $879     $1,920
--------------------------------------------------------------------------------
  Short/Intermediate Bond          $173       $537       $927     $2,019
--------------------------------------------------------------------------------
  Tax-Exempt Bond                  $163       $529       $928     $2,044
--------------------------------------------------------------------------------


The example assumes that the expense reimbursement obligations of the adviser, if any, are in effect through December 31, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.

                                           Phoenix Insight Fixed Income Funds 53

PHOENIX INSIGHT MONEY MARKET FUNDS
--------------------------------------------------------------------------------

INTRODUCTION TO THE PHOENIX INSIGHT MONEY MARKET FUNDS

> Money Market Funds invest in short-term money market instruments issued by banks, other U.S. corporations, the U.S. Government, state or local governments, and other entities. These securities may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed securities and repurchase agreements.

> Money market funds must conform to a number of regulations, including rules that require each fund to:

      o Limit the dollar-weighted average maturity of their investments to 90 days or less

      o  Buy only high-quality, short-term money market instruments

      o  Buy securities with remaining maturities no longer than 397 days

> Each fund's investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund's shareholders. There is no guarantee that a fund will achieve its objective.

> Each fund's principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in detail under "Risks Related to Principal Investment Strategies" on page __.

54 Phoenix Insight Money Market Funds

PHOENIX INSIGHT GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Government Money Market Fund has an investment objective to seek to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund's subadviser, present minimal credit risks. The fund normally invests at least 80% of its assets in government money market securities which are defined as:

         o U.S. Treasury securities whose interest and principal payments are backed by the full faith and credit of the U.S. government and securities issued by U.S. government agencies and instrumentalities whose interest and principal payments may be supported by the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates);


         o securities whose interest and principal payments are not backed by the full faith and credit of the U.S. government and may be supported by the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); the discretionary authority of the U.S. government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or the credit of the issuer only; and repurchase agreements backed by any of the foregoing securities.

> The fund's policy of investing at least 80% of its assets in government short-term money market instruments may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the adviser to be of comparable quality). No more than 5% of the fund's assets will be invested in securities in the second highest rating category.


> Current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

                                 Phoenix Insight Government Money Market Fund 55

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Counterparty Risk - The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Principal Stability Risk - The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Government Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

Calendar Year        Annual Return(%)
     1996                5.00
     1997                5.17
     1998                5.08
     1999                4.67
     2000                5.87
     2001                3.68
     2002                1.30
     2003                0.67
     2004                0.88
     2005                2.70

  BEST QUARTER: Q4 2000  1.52% WORST QUARTER: Q3 2003  0.14%
 ------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   (FOR THE PERIODS ENDING 12/31/05)    1 YEAR      5 YEARS     10 YEARS
 ------------------------------------------------------------------------------
   Class A Shares                       2.70%        1.84%        3.48%
 ------------------------------------------------------------------------------


The fund's 7-day yield on December 31, 2005 was 3.82% for Class A Shares.


56  Phoenix Insight Government Money Market Fund

PHOENIX INSIGHT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Money Market Fund has an investment objective to seek to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES


> The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund's subadviser, present minimal credit risks. The fund invests in a broad range of short-term money market instruments, including U.S. government securities, repurchase agreements, as well as bank and commercial obligations. Commercial paper purchased by the fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund will purchase only U.S. dollar-denominated securities. In addition, the fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality). No more than 5% of the fund's assets will be invested in securities in the second highest rating category.


> Current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Counterparty Risk - The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Foreign Securities - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

                                            Phoenix Insight Money Market Fund 57

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Principal Stability Risk - The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.

58  Phoenix Insight Money Market Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

Calendar Year       Annual Return(%)
     1996                5.11
     1997                5.35
     1998                5.25
     1999                4.92
     2000                6.09
     2001                3.85
     2002                1.48
     2003                0.74
     2004                0.94
     2005                2.80

      BEST QUARTER: Q4 2000  1.57% WORST QUARTER: Q3 2003  0.15%

-----------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR THE PERIODS ENDING 12/31/05)     1 YEAR     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
  Class A Shares                         2.80%      1.95%       3.64%
-----------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2005 was 3.85% for Class A Shares.

                                            Phoenix Insight Money Market Fund 59

PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


Phoenix Insight Tax-Exempt Money Market Fund has an investment objective to seek to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.


PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in high-quality, short-term money market instruments that generate income that is generally exempt from federal income tax and are not subject to the federal alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval.


> The fund may also invest in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable.

> The fund will invest primarily in U.S. dollar-denominated municipal securities.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. In addition, the fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality).


> Depending on market conditions, the fund may temporarily hold up to 20% of the current value of its assets in securities whose interest income is subject to taxation.

> Current income generally will be lower than the income provided by funds that invest in securities with taxable income or securities with longer maturities or lower quality.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Counterparty Risk - The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

60  Phoenix Insight Tax-Exempt Money Market Fund

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Municipal Market Risk - The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

o Principal Stability Risk - The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                 Phoenix Insight Tax-Exempt Money Market Fund 61

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Tax-Exempt Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

Calendar Year    Annual Return(%)
     1996              2.94
     1997              3.17
     1998              3.02
     1999              2.75
     2000              3.58
     2001              2.34
     2002              0.99
     2003              0.54
     2004              0.65
     2005              1.87

       BEST QUARTER: Q4 2000  0.94% WORST QUARTER: Q3 2003  0.10%

 ---------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN          1 YEAR    5 YEARS    10 YEARS
   (FOR THE PERIODS ENDING 12/31/05)
 ---------------------------------------------------------------------------

   Class A Shares                       1.87%      1.28%       2.18%

 ---------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2005 was 2.85% for Class A Shares.

62 Phoenix Insight Tax-Exempt Money Market Funds

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Specific risks of investing in the various Money Market Funds are illustrated in the chart below and described in detail following the chart.


--------------------------------------------------------------------------------
  RISKS FOR ONE OR           GOVERNMENT        MONEY MARKET     TAX-EXEMPT MONEY
  MORE FUNDS             MONEY MARKET FUND         FUND           MARKET FUND
---------------------- --------------------- ---------------- ------------------
  Counterparty                   X                  X                  X
---------------------- --------------------- ---------------- ------------------
  Credit                         X                  X                  X
---------------------- --------------------- ---------------- ------------------
  Foreign Securities                                X
---------------------- --------------------- ---------------- ------------------
  Income                         X                  X                  X
---------------------- --------------------- ---------------- ------------------
  Manager                        X                  X                  X
---------------------- --------------------- ---------------- ------------------
  Municipal Market                                                     X
---------------------- --------------------- ---------------- ------------------

  Principal Stability            X                  X                  X

--------------------------------------------------------------------------------


COUNTERPARTY RISK

The risk that a fund incurs when it engages in repurchase, reverse repurchase, derivative, when-issued, forward-commitment, delayed-settlement and securities-lending transactions or other similar transactions with another party, relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to consummate the transaction may result in the fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

CREDIT RISK

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

FOREIGN SECURITIES RISK

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

                                           Phoenix Insight Money Market Funds 63

INCOME RISK

The risk that falling interest rates will cause a fund's income to decline. A fund's dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

MANAGER RISK

The risk that poor security selection will cause a fund to underperform other funds with a similar investment objective.

MUNICIPAL MARKET RISK

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

PRINCIPAL STABILITY RISK

The risk that a money market fund may not be able to maintain a stable net asset value of $1.00 per share.

64 Phoenix Insight Tax-Exempt Money Market Funds

FUND FEES AND EXPENSES - MONEY MARKET FUNDS
--------------------------------------------------------------------------------


The tables below illustrate all the fees and expenses that you may pay if you buy and hold Class A Shares of the Money Market Funds.

                                                                   CLASS A
                                                                   SHARES
                                                                   ------

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases                   None

 Maximum Deferred Sales Charge (load) (as a percentage of
 the lesser of the value redeemed or the amount invested)           None

 Maximum Sales Charge (load) Imposed on Reinvested Dividends        None

 Redemption Fee                                                     None

 Exchange Fee                                                       None
                                                                --------------

CLASS A SHARES

                                                                   GOVERNMENT        MONEY         TAX-EXEMPT
                                                                  MONEY MARKET       MARKET       MONEY MARKET
                                                                  ------------       ------       ------------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS)

 Management Fees                                                     0.10%           0.10%           0.10%

 Distribution and Shareholder Servicing (12b-1) Fees                 0.35%           0.35%           0.35%

 Other Expenses                                                      0.09%           0.08%           0.08%
                                                                     -----           -----           -----

 TOTAL ANNUAL FUND OPERATING EXPENSES                                0.54%           0.53%           0.53%
                                                                     =====           =====           =====

EXAMPLE

This example is intended to help you compare the cost of investing in Class A Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------
   FUND                        1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------------------------
   Government Money Market      $55       $173      $302       $677
---------------------------------------------------------------------------
   Money Market                 $54       $170      $296       $665
---------------------------------------------------------------------------
   Tax-Exempt Money Market      $54       $170      $296       $665
---------------------------------------------------------------------------

                                           Phoenix Insight Money Market Funds 65

ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS
--------------------------------------------------------------------------------

EQUITY FUNDS


In addition to the Principal Investment Strategies and Related Risks, each of the Equity Funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Each risk is described in the Risks Related to Principal Investment Strategies section starting on page____. Many of the additional investment techniques that a fund may use are more fully described in the Trust's Statement of Additional Information.


------------------------------------------------------------------------------------------------------------------
  RISKS                                CORE     EMERGING                                     SMALL-CAP   SMALL-CAP
                           BALANCED    EQUITY   MARKETS    EQUITY     INDEX    INTERNATIONAL OPPORTUNITY  VALUE
                            FUND       FUND       FUND      FUND       FUND        FUND       FUND        FUND
------------------------------------------------------------------------------------------------------------------
  Counterparty                X          X         X          X         X            X          X          X
------------------------------------------------------------------------------------------------------------------
  Credit                                           X                                 X
------------------------------------------------------------------------------------------------------------------
  Currency Rate               X
------------------------------------------------------------------------------------------------------------------
  Emerging Markets                                                                   X
------------------------------------------------------------------------------------------------------------------
  Foreign Securities          X          X                    X                                 X          X
------------------------------------------------------------------------------------------------------------------
  Industry Concentration                           X
------------------------------------------------------------------------------------------------------------------
  Interest Rate                                    X
------------------------------------------------------------------------------------------------------------------
  Leverage                    X          X         X          X                                 X          X
------------------------------------------------------------------------------------------------------------------
  Small Company               X                                                      X
------------------------------------------------------------------------------------------------------------------
  Volatility                  X                                         X
------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS


In addition to the Principal Investment Strategies and Related Risks, each of the Fixed Income Funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Each risk is described in the Risks Related to Principal Investment Strategies section starting on page____, except Market Risk which may be found on page ____. Many of the additional investment techniques that a fund may use are more fully described in the Trust's Statement of Additional Information.


-------------------------------------------------------------------------------------------------------------------
  RISKS                                                  GOVERNMENT  INTERMEDIATE
                                           HIGH YIELD  INTERMEDIATE  TAX-EXEMPT   SHORT/INTERMEDIATE  TAX-EXEMPT
                              BOND FUND    BOND FUND     BOND FUND    BOND FUND         BOND FUND     BOND FUND
-------------------------------------------------------------------------------------------------------------------
  Counterparty                    X            X             X              X              X               X
-------------------------------------------------------------------------------------------------------------------
  Foreign Securities              X                          X
-------------------------------------------------------------------------------------------------------------------
  High Yield Securities           X                                                        X
  Income
-------------------------------------------------------------------------------------------------------------------
  Leverage                        X                          X
-------------------------------------------------------------------------------------------------------------------
  Market                          X            X             X              X              X               X
-------------------------------------------------------------------------------------------------------------------
  Municipal Market                X
-------------------------------------------------------------------------------------------------------------------

66 Phoenix Insight Funds Trust

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. (Phoenix) is the investment adviser to each fund in the Phoenix Insight Funds Trust and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 15 fund companies totaling over 60 mutual funds and as adviser to institutional clients. Phoenix has acted as an investment adviser for over 70 years. As of December 31, 2005, Phoenix had approximately $19.3 billion in assets under management.


Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment program, and for the general operations of the funds, including oversight of the funds' subadvisers. In the case of all of the funds other than the Bond Fund, High Yield Bond Fund, Emerging Markets Fund and International Fund, Phoenix has appointed and oversees the activities of Harris Investment Management, Inc. (HIM) as the investment subadviser for each of the funds. Prior to May 18, 2006, HIM was each funds' investment adviser. In the case of the Bond Fund and High Yield Bond Fund, Phoenix has appointed and oversees the activities of Seneca Capital Management LLC, ("Seneca") as the investment subadviser. In the case of the Emerging Markets Fund and International Fund, Phoenix has appointed and oversees the activities of Vontobel Asset Management, Inc., ("Vontobel") as the investment subadviser.

The funds' each separately pay Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

MANAGEMENT FEES

 -----------------------------------------------------------------
 Balanced Fund                                     0.50%
 ------------------------------------------- ---------------------
 Core Equity Fund                                  0.70
 ------------------------------------------- ---------------------
 Emerging Markets Fund                             1.00
 ------------------------------------------- ---------------------
 Equity Fund                                       0.70
 ------------------------------------------- ---------------------
 Index Fund                                        0.20
 ------------------------------------------- ---------------------
 International Fund                                0.85
 ------------------------------------------- ---------------------
 Small-Cap Growth Fund                             0.75
 ------------------------------------------- ---------------------
 Small-Cap Opportunity Fund                        0.75
 ------------------------------------------- ---------------------
 Small-Cap Value Fund                              0.70
 ------------------------------------------- ---------------------
 Bond Fund                                         0.50
 ------------------------------------------- ---------------------
 High Yield Bond Fund                              0.45
 ------------------------------------------- ---------------------
 Intermediate Government Bond Fund                 0.45
 ------------------------------------------- ---------------------
 Intermediate Tax-Exempt Bond Fund                 0.45
 ------------------------------------------- ---------------------
 Short/Intermediate Bond Fund                      0.55
 ------------------------------------------- ---------------------
 Tax-Exempt Bond Fund                              0.45
 -----------------------------------------------------------------

                                                  Phoenix Insight Funds Trust 67

The Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund each pay Phoenix 0.14% of the fund's first $100 million of net assets plus 0.10% of the fund's remaining net assets.

THE SUBADVISERS

HIM is the subadviser to all of the funds, except Emerging Markets Fund, International Fund, Bond Fund and High Yield Bond Fund, and is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603. HIM has been an investment adviser since 1989. HIM is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2005, HIM had approximately $21.7 billion in assets under management.

Vontobel (formerly named Vontobel USA Inc.) is the subadviser to the Emerging Markets Fund and International Fund and is located at 450 Park Avenue, New York, NY 10022. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of December 31, 2005, Vontobel managed in excess of $4 billion.

Seneca is the subadviser to the Bond Fund and High Yield Bond Fund and is located at 909 Montgomery Street, San Francisco, CA 94133. Seneca acts as subadviser to four fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Seneca had $10.7 billion in assets under management. Seneca has been an investment adviser since 1989.

Phoenix pays HIM a subadvisory fee at the following rates:

 --------------------------------------------------------
 Balanced Fund                              0.28%
 ------------------------------------- ------------------
 Core Equity Fund                           0.38
 ------------------------------------- ------------------
 Equity Fund                                0.38
 ------------------------------------- ------------------
 Index Fund                                 0.13
 ------------------------------------- ------------------
 Small-Cap Growth Fund                      0.405
 ------------------------------------- ------------------
 Small-Cap Opportunity Fund                 0.405
 ------------------------------------- ------------------
 Small-Cap Value Fund                       0.38
 ------------------------------------- ------------------
 Intermediate Government Bond Fund          0.255
 ------------------------------------- ------------------
 Intermediate Tax-Exempt Bond Fund          0.255
 ------------------------------------- ------------------
 Short/Intermediate Bond Fund               0.305
 ------------------------------------- ------------------
 Tax-Exempt Bond Fund                       0.255
 --------------------------------------------------------

68 Phoenix Insight Funds Trust

With respect to the Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund, Phoenix pays HIM a subadvisory fee at the annual rate of 0.07% of each fund's first $100 million of net assets plus 0.05% of the fund's remaining net assets.


For each fund, the subadvisory fee payable to HIM will be reduced by 50% of any reimbursements or waivers by Phoenix.

Phoenix pays Vontobel a subadvisory fee at the following rates:

 -------------------------------------------------------------------------------

                                               Net assets over
                          First $200 million    $200 million       All Assets
 ---------------------- ----------------------- ----------------- --------------
 Emerging Markets Fund          0.50%                 0.45%            --
 ---------------------- ----------------------- ----------------- --------------
 International Fund               --                     --            0.425%

 -------------------------------------------------------------------------------

Phoenix pays Seneca a subadvisory fee at the following rates:

 -------------------------------------------
 Bond Fund                       0.25%
 -------------------------- -----------------
 High Yield Bond Fund            0.225%
 -------------------------------------------

A discussion regarding the basis for the Board of Trustees' approving the advisory agreement with Phoenix and the subadvisory agreements with HIM, Vontobel and Seneca is expected to be in the funds' semi-annual report to shareholders for the period ending June 30, 2006.

PORTFOLIO MANAGERS OF THE PHOENIX INSIGHT EQUITY FUNDS

BALANCED FUND

C. THOMAS JOHNSON, CFA, Senior Partner, Head of Equities and Portfolio Manager
(HIM)
Mr. Johnson joined HIM in 1990. He has served as manager of the fund since it commenced operations in 1997 and has 36 years of experience in portfolio management. Mr. Johnson is also a manager of the Small-Cap Opportunity Fund.

LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager
(HIM)
Prior to joining HIM in 1994, Ms. Alter served as portfolio manager for a major mutual fund investment management firm. She has 21 years of experience in the fixed-income investment area and has served as a manager of the fund since 2005. Ms. Alter is also a manager of the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-exempt Bond Fund.

DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Prior to joining HIM in 1994, Mr. Sido served as portfolio manager for a trust company, managing equity and fixed income portfolios. He has over 22 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Sido is also a manager of the Core Equity Fund, the Equity Fund, the Index Fund, and the Small-Cap Opportunity Fund.


MAUREEN SVAGERA, CFA, Senior Partner and Portfolio Manager (HIM)
Prior to joining HIM in 1994, Ms. Svagera was Principal/Vice President at an investment management firm where she focused on the mortgage- and asset-backed securities markets. She

                                                  Phoenix Insight Funds Trust 69
has 23 years of experience in the fixed-income market and was appointed as a manager of the fund in May 2006. Ms. Svagera is also a manager of the Intermediate Government Bond Fund and the Short/Intermediate Bond Fund.


CORE EQUITY FUND


T. ANDREW JANES, J.D., CFA, Partner and Portfolio Manager (HIM)
Mr. Janes joined HIM in 1999. He has served as lead manager of the fund since then and has 20 years of portfolio management, investment research and trust administration experience. Mr. Janes is also a manager of the Equity Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund.


DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Mr. Sido was appointed as a manager of the fund in 2005. See information for the Balanced Fund.

MARK WIMER, CFA, Principal and Portfolio Manager (HIM)
Prior to joining HIM in 2006, Mr. Wimer over the past five years was Director of Quantitative Research at an investment management firm and also worked in investment model development, consulting, sales and marketing and risk analysis for a full service financial services firm. He has 11 years of total investment management experience and was appointed as a manager of the fund in May 2006. Mr. Wimer is also a manager of the Equity Fund and the Index Fund.

EMERGING MARKETS FUND

RAJIV JAIN, Managing Director and Senior Vice President (Vontobel)
Mr. Jain is a Senior Portfolio Manager in the International Equity Group and has 17 years of investment management experience. Mr. Jain joined Vontobel Asset Management, Inc. in 1994. Before joining Vontobel he held a portfolio management position at Swiss Bank Corporation. Mr. Jain was appointed as a manager of the fund in May 2006.

EQUITY FUND

DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Mr. Sido has served as lead manager of the fund since 2003. See information for the Balanced Fund.


T. ANDREW JANES, J.D., CFA, Partner and Portfolio Manager (HIM)
Mr. Janes has served as a manager of the fund since 2005. See information for the Core Equity Fund.


MARK WIMER, CFA, Principal and Portfolio Manager (HIM)
Mr. Wimer was appointed as manager of the fund in May 2006. See information for the Core Equity Fund.

INDEX FUND

DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Mr. Sido has served as lead manager of the fund since 2004. See information for the Balanced Fund.

70 Phoenix Insight Funds Trust

MARK WIMER, CFA, Principal and Portfolio Manager (HIM)
Mr. Wimer was appointed as manager of the fund in May 2006. See information for the Core Equity Fund.

INTERNATIONAL FUND

RAJIV JAIN, Managing Director and Senior Vice President (Vontobel)
Mr. Jain was appointed as a manager of the fund in May 2006. See information for Emerging Market Fund.

SMALL-CAP GROWTH FUND


T. ANDREW JANES, J.D., CFA, Partner and Portfolio Manager (HIM)
Mr. Janes has served as a manager of the fund since 2005. See information for the Core Equity Fund.


WILLIAM O. LESZINSKE, President and Chief Investment Officer (HIM)
Mr. Leszinske joined HIM in 1995. He has served as a manager of the fund since 2005 and has 38 years of portfolio management and investment research experience. Mr. Leszinske is also a manager of the Small-Cap Value Fund.


THOMAS P. LETTENBERGER, CFA, Principal and Portfolio Manager
Prior to joining HIM in 2005, Mr. Lettenberger was a portfolio manager at an asset management firm from 2000 to 2005 with responsibility for institutional and mutual fund accounts. He has 8 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Lettenberger is also a manager of the Small-Cap Opportunity Fund and the Small-Cap Value Fund.

JASON BULINSKI, Principal and Portfolio Manager
Prior to joining HIM in 2003, Mr. Bulinski was a credit associate for a large banking institution from 2001 to 2003 and served as co-manager of an endowment fund for a university from 2002 to 2004. He has 4 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Bulinski is also a manager of the Small-Cap Opportunity Fund and the Small-Cap Value Fund.

TODD SANDERS, CFA, Principal, Portfolio Manager
Prior to joining HIM in 2006, Mr. Sanders was a portfolio manager for an investment management firm from 1998 to 2006. He has a total of 14 years of industry experience, including portfolio management and quantitative analysis, and was appointed as a manager of the fund in May 2006. Mr. Sanders is also a manager of the Small-Cap Opportunity and Small-Cap Value Funds.


SMALL-CAP OPPORTUNITY FUND

C. THOMAS JOHNSON, CFA, Senior Partner, Head of Equities and Portfolio Manager
(HIM)
Mr. Johnson has served as a manager of the fund since 2005. See information for the Balanced Fund.

DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Mr. Sido has served as a manager of the fund since 2005. See information for the Balanced Fund.

                                                  Phoenix Insight Funds Trust 71

THOMAS P. LETTENBERGER, CFA, Principal and Portfolio Manager
Mr. Lettenberger was appointed as a manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

JASON BULINSKI, Principal and Portfolio Manager

Mr. Bulinski was appointed as a manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

TODD SANDERS, CFA, Principal, Portfolio Manager
Mr. Sanders was appointed as a manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

SMALL-CAP VALUE FUND


T. ANDREW JANES, J.D., CFA, Partner and Portfolio Manager (HIM)
Mr. Janes has served as a manager of the fund since 2005. See information for the Core Equity Fund.


WILLIAM O. LESZINSKE, President and Chief Investment Officer (HIM)
Mr. Leszinske has served as a manager of the fund since 2005. See information for the Small-Cap Growth Fund.

THOMAS P. LETTENBERGER, CFA, Principal and Portfolio Manager
Mr. Lettenberger was appointed as lead manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

JASON BULINSKI, Principal and Portfolio Manager
Mr. Bulinski was appointed as a manager of the fund in May 2006. See information for Small-Cap Growth Fund.

TODD SANDERS, CFA, Principal, Portfolio Manager
Mr. Sanders was appointed as a manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

PORTFOLIO MANAGERS OF THE PHOENIX INSIGHT FIXED INCOME FUNDS
BOND FUND


ALBERT GUTIERREZ, Fixed Income Chief Investment Officer, Executive Committee, Chair (Seneca)
Prior to joining Seneca in 2002, Mr. Gutierrez headed the portfolio management, trading and investment systems at American General Investment Management from 2000 to 2002, and served in a similar capacity for twelve years at Conseco Capital Management. Mr. Gutierrez was appointed as a manager of the fund in May 2006. He is also a manager of the High Yield Bond Fund.


AL ALAIMO, Fixed Income Portfolio Manager & Director of Research (Seneca)
Prior to joining Seneca in 2001, Mr. Alaimo was Managing Director of Banc of America Securities LLC. Mr. Alaimo was appointed as a manager of the fund in May 2006. He is also a manager of the High Yield Bond Fund.

72 Phoenix Insight Funds Trust

ROBERT L. BISHOP, Fixed Income Portfolio Manager and Trader
Prior to joining Seneca in 2002, Mr. Bishop was in Corporate Bond Sales with Merrill Lynch from 1989 to 2002. He has 26 years of investment experience and was appointed as a manager of the fund in May 2006.

ANDREW S. CHOW, Fixed Income Portfolio Manager and Analyst
Prior to joining Seneca in 2002, Mr. Chow was a portfolio manager for a sizeable and highly ranked convertible bond fund at ING Pilgrim from 2000 to 2002. Mr. Chow was appointed as a manager of the fund in May 2006.


HIGH YIELD BOND FUND

ALBERT GUTIERREZ, Fixed Income CIO, Executive Committee, Chair (Seneca) Mr. Gutierrez was appointed as a manager of the fund in May 2006. See information for the Bond Fund.


THOMAS N. HAAG, Fixed Income Portfolio Manager (Seneca)
Prior to joining Seneca in 2002, Mr. Haag managed a large high yield fund, managed a high yield trading operation and led a distressed securities group with Lutheran Brotherhood from 1986 to 2002. Mr. Haag was appointed as a manager of the fund in May 2006.


AL ALAIMO, Fixed Income Portfolio Manager & Director of Research (Seneca)
Mr. Alaimo was appointed as a manager of the fund in May 2006. See information for the Bond Fund.

INTERMEDIATE GOVERNMENT BOND FUND


MAUREEN SVAGERA, CFA, Senior Partner and Portfolio Manager (HIM)
Ms. Svagera has served as lead manager of the fund since 1997. See information for the Balanced Fund.


LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager (HIM) Ms. Alter has served as a manager of the fund since 2005. See information for the Balanced Fund.

CAROL H. LYONS, Partner and Portfolio Manager (HIM)
Ms. Lyons joined HIM in 1995. She was appointed a manager of the fund in May 2006 and has 26 years of fixed income portfolio management and sales experience. Ms. Lyons is also a manager of the Short/Intermediate Bond Fund.

INTERMEDIATE TAX-EXEMPT BOND FUND


GEORGE W. SELBY, CPA, Partner and Portfolio Manager (HIM)
Prior to joining HIM in 1998, Mr. Selby served as Executive Director of Municipal Bond Sales for a brokerage firm. He has 23 years of municipal bond sales experience and has served as lead manager of the fund since 1998. Mr. Selby is also a manager of the Tax-Exempt Bond Fund.


KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Prior to joining HIM in 1995, Ms. Keywell served as an Associate Portfolio Manager for the trust department of a large banking institution. She has 14 years of investment management experience and has served as a manager of the fund since 2005. Ms. Keywell is also a manager of the Tax-

                                                  Phoenix Insight Funds Trust 73

Exempt Bond Fund, the Government Money Market Fund, the Money Market Fund and the Tax-Exempt Money Market Fund.

LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager (HIM) Ms. Alter was appointed as a manager of the fund in May 2006. See information for the Balanced Fund.

SHORT/INTERMEDIATE BOND FUND

LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager (HIM) Ms. Alter has served as co-lead manager of the fund since 1994. See information for the Balanced Fund.


MAUREEN SVAGERA, CFA, Senior Partner and Portfolio Manager (HIM)
Ms. Svagera has served as co-lead manager of the fund since 1996. See information for the Balanced Fund.

CAROL H. LYONS, CFA, Partner and Portfolio Manager (HIM)
Ms. Lyons has served as a manager of the fund since 2005. See information for the Intermediate Government Bond Fund.


TAX-EXEMPT BOND FUND


GEORGE W. SELBY, CFA, Partner and Portfolio Manager (HIM)
Mr. Selby has served as lead manager of the fund since 1998. See information for the Intermediate Tax-Exempt Bond Fund.


KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell has served as a manager of the fund since 2005. See information for the Intermediate Tax-Exempt Bond Fund.

LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager (HIM) Ms. Alter was appointed as a manager of the fund in May 2006. See information for the Balanced Fund.

PORTFOLIO MANAGERS OF THE PHOENIX INSIGHT MONEY MARKET FUNDS

GOVERNMENT MONEY MARKET FUND

PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts joined HIM in 1995. He has 12 years of investment management experience and has served as lead manager of the fund since 2004. Mr. Arts is also a manager of the Money Market Fund and the Tax-Exempt Money Market Fund.

BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager joined HIM in 1996. He has 10 years of investment management experience and has served as a manager of the fund since 2004. Mr. Eager is also a manager of the Money Market Fund and the Tax-Exempt Money Market Fund.

74 Phoenix Insight Funds Trust

KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell was appointed as a manager of the fund in May 2006. See information for the Intermediate Tax-Exempt Bond Fund.

MONEY MARKET FUND

PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts has served as lead manager of the fund since 2004. See information for the Government Money Market Fund.

BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager has served as a manager of the fund since 2004. See information for the Government Money Market Fund.

KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell was appointed as a manager of the fund in 2006. See information for the Intermediate Tax-Exempt Bond Fund.

TAX-EXEMPT MONEY MARKET FUND

KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell has served as lead manager of the fund since 1998. See information for the Intermediate Tax-Exempt Bond Fund.

PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts has served as a manager of the fund since 2004. See information for the Government Money Market Fund.

BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager was appointed as a manager of the fund in May 2006. See information for the Government Money Market Fund.


Please refer to the Statement of Additional Information for additional information about each fund's Portfolio Managers including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.


                                                  Phoenix Insight Funds Trust 75

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

            o adding the values of all securities and other assets of the fund;

            o   subtracting liabilities; and

            o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

For Non-Money Market Funds, the net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. The net asset value per share of each class of the Tax-Exempt Money Market Fund is determined as of 12:00 Noon, Eastern time. The net asset value per share of each class of the Government Money Market Fund is determined as of 3:00 PM eastern time and the net asset value per share of the Money Market Fund is calculated twice daily, as of 12:00 Noon eastern time and as of 3:00 PM eastern time. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's

76 Phoenix Insight Funds Trust
shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities where the trading market is unusually thin or trades have been infrequent; (ii) debt securities that have recently gone into default and for which there is no current market quotation; (iii) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (iv) securities of an issuer that has entered into a restructuring; (v) a security whose price as provided by any pricing source, does not, in the opinion of the adviser, reflect the security's market value; and (vi) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the company's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and
(xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

                                                  Phoenix Insight Funds Trust 77

AT WHAT PRICE ARE SHARES PURCHASED?


All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on the net asset value next calculated after your order has been received by the authorized agent. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The funds offer four classes of shares. This Prospectus contains information for Class A Shares and Class C Shares. Prior to June 26, 2006 Class A Shares of the Index Fund and the Money Market Funds were named Class N Shares. For all other fund's offering Class N Shares, on June 26, 2006 Class N Shares were converted to Class A Shares. All Non-Money Market Funds offer Class A Shares and Class C Shares. The Money Market Funds offer only Class A Shares. Each class has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The Money Market Funds have adopted Shareholder Servicing Plans in addition to the distribution and service plans allowed under Rule 12b-1.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs,

78 Phoenix Insight Funds Trust
non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at: PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares of Non-Market Funds is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "Distributor").

SALES CHARGES YOU MAY PAY TO PURCHASE CLASS A SHARES
EQUITY FUNDS
                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                --------------------------------------------
AMOUNT OF
TRANSACTION                        OFFERING            NET AMOUNT
AT OFFERING PRICE                    PRICE               INVESTED
----------------------------------------------------------------------------
Under $50,000                        5.75%                6.10%
$50,000 but under $100,000           4.75                 4.99
$100,000 but under $250,000          3.75                 3.90
$250,000 but under $500,000          2.75                 2.83
$500,000 but under $1,000,000        2.00                 2.04
$1,000,000 or more                   None                 None

SALES CHARGES YOU MAY PAY TO PURCHASE CLASS A SHARES

FIXED INCOME FUNDS

                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                --------------------------------------------
AMOUNT OF
TRANSACTION                        OFFERING            NET AMOUNT
AT OFFERING PRICE                    PRICE               INVESTED
----------------------------------------------------------------------------
Under $50,000                        4.75%                4.99%
$50,000 but under $100,000           4.50                 4.71
$100,000 but under $250,000          3.50                 3.63
$250,000 but under $500,000          2.75                 2.83
$500,000 but under $1,000,000        2.00                 2.04
$1,000,000 or more                   None                 None

Currently, Class A Shares of the Money Market Funds are sold without any sales charge.

                                                  Phoenix Insight Funds Trust 79

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS


Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Money Market Fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Money Market
Fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Money Market Fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a

80 Phoenix Insight Funds Trust
particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.


Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS C SHARES


Class C Shares of the funds are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

EQUITY FUNDS AND FIXED INCOME FUNDS

Year                 1              2+
--------------------------------------------------------------------------------
CDSC                 1%             0%


COMPENSATION TO DEALERS


Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.


                                                  Phoenix Insight Funds Trust 81

EQUITY FUNDS

 AMOUNT OF                                SALES CHARGE AS A      SALES CHARGE AS A      DEALER DISCOUNT AS A
 TRANSACTION                                PERCENTAGE OF          PERCENTAGE OF            PERCENTAGE OF
 AT OFFERING PRICE                          OFFERING PRICE        AMOUNT INVESTED          OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------
 Under $50,000                                   5.75%                  6.10%                   5.00%
 $50,000 but under $100,000                      4.75                   4.99                    4.25
 $100,000 but under $250,000                     3.75                   3.90                    3.25
 $250,000 but under $500,000                     2.75                   2.83                    2.25
 $500,000 but under $1,000,000                   2.00                   2.04                    1.75
 $1,000,000 or more                              None                   None                    None

FIXED INCOME FUNDS

 AMOUNT OF                                SALES CHARGE AS A      SALES CHARGE AS A      DEALER DISCOUNT AS A
 TRANSACTION                                PERCENTAGE OF          PERCENTAGE OF            PERCENTAGE OF
 AT OFFERING PRICE                          OFFERING PRICE        AMOUNT INVESTED          OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------
 Under $50,000                                   4.75%                  4.99%                   4.25%
 $50,000 but under $100,000                      4.50                   4.71                    4.00
 $100,000 but under $250,000                     3.50                   3.63                    3.00
 $250,000 but under $500,000                     2.75                   2.83                    2.25
 $500,000 but under $1,000,000                   2.00                   2.04                    1.75
 $1,000,000 or more                              None                   None                    None



In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to a waiver of the CDSC for these Plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on


82 Phoenix Insight Funds Trust
amounts greater than $10,000,000. For purchases made prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases made after January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.


From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

                                                  Phoenix Insight Funds Trust 83

YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

STEP 1.

Your first choice will be the INITIAL amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)

         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

84 Phoenix Insight Funds Trust

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. Class A Shares and Class C Shares are offered in this Prospectus. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

                                                  Phoenix Insight Funds Trust 85

HOW TO BUY SHARES
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
 ----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
 ----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.
 ----------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check. For the Money Market Funds, in the case of requests received by 12:00 Noon (Eastern time); redemption proceeds generally will be sent by 2:30 p.m. (Eastern time), in the case of requests received by 3:30 p.m. (Eastern time); payment generally will be made by 5:00 p.m. (Eastern time); and in the case of requests received after 3:30 p.m. (Eastern time), payment generally will be made next business day.


85 Phoenix Insight Funds Trust

----------------------------------------------------------------------------
                                     TO SELL SHARES
---------------------------  -----------------------------------------------
Through a financial advisor  Contact your advisor.
                             Some advisors may charge a fee and may set
                             different minimums on redemptions of
                             accounts.
-------------------------- -------------------------------------------------
Through the mail             Send a letter of instruction and
                             any share certificates (if you hold
                             certificate shares) to: State Street Bank,
                             P.O. Box 8301, Boston, MA 02266-8301. Be
                             sure to include the registered owner's
                             name, fund and account number and number of
                             shares or dollar value you wish to sell.
-------------------------- -------------------------------------------------
Through express delivery     Send a letter of instruction and any share
                             certificates (if you hold certificate shares)
                             to: Boston Financial Data Services,
                             Attn: Phoenix Funds, 66 Brooks Drive,
                             Braintree, MA 02184. Be sure to include the
                             registered owner's name, fund and account
                             number and number of shares or dollar value
                             you wish to sell.
-------------------------- -------------------------------------------------
By telephone                 For sales up to $50,000, requests can be
                             made by calling (800) 243-1574.
-------------------------- -------------------------------------------------
By telephone exchange        Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Except for the Money Market Funds, each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instruction if all of these apply:

         o  The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

                                                  Phoenix Insight Funds Trust 87

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         o  You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

88 Phoenix Insight Funds Trust

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

                                                  Phoenix Insight Funds Trust 89

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

The Equity Funds and Fixed Income Funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the International Fund and the Emerging Markets Fund may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and

90 Phoenix Insight Funds Trust
convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the

                                                  Phoenix Insight Funds Trust 91
assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix fund will be exchanged for shares of the same class of another Phoenix fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix fund for the same class of shares in another Phoenix fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum

92 Phoenix Insight Funds Trust
withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own Phoenix fund shares worth at least $5,000.

CHECKWRITING is available for Class A Shares of the Money Market Funds. If you are an investor in one of these funds and have completed the checkwriting portion of your application and signature card, you may redeem shares by writing a check against your account. When a check is presented to the transfer agent for payment, the fund's custodian will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check.

You will continue to earn income on your shares until the check is presented to the transfer agent for payment. The minimum check amount is $500.

This privilege is not available for IRAs, SEP-IRAs, 401(k), 403(b), Keough and other retirement accounts.

The checkwriting privilege is subject to the customary rules and regulations governing checkwriting:

> For joint tenant accounts, each shareholder must sign each check, unless the shareholders have authorized fewer signatures and such election is on file with the fund's transfer agent.

> A sufficient number of shares is required to cover the amount of the check. If you do not own enough shares to cover a check when presented, the check will be returned to the payee marked "insufficient funds".

> A check may be returned if it is for less than $500 or if the check would require the redemption of shares purchased by check or electronic funds transfer within the ten previous business days.

The funds and the custodian reserve the right to terminate or modify the checkwriting privilege or to impose a service fee in connection with the privilege.

Charges may be imposed for returned checks, stop-payment orders, copies of cancelled checks and other special services.


DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the funds' top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the funds' portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on Phoenix's Web site at PhoenixFunds.com (also

                                                  Phoenix Insight Funds Trust 93
accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below, and to distribute net realized capital gains, if any, annually.

-----------------------------------------------------------------
   FUND                                   DIVIDEND PAID
-----------------------------------------------------------------
   Balanced Fund                            Quarterly
-----------------------------------------------------------------

   Core Equity Fund                        Semiannually
-----------------------------------------------------------------
   Emerging Markets Fund                   Semiannually
-----------------------------------------------------------------
   Equity Fund                              Quarterly
-----------------------------------------------------------------
   Index Fund                               Quarterly
-----------------------------------------------------------------
   International Fund                      Semiannually
-----------------------------------------------------------------
   Small-Cap Growth Fund                   Semiannually
-----------------------------------------------------------------
   Small-Cap Opportunity Fund              Semiannually
-----------------------------------------------------------------
   Small-Cap Value Fund                    Semiannually
-----------------------------------------------------------------
   Bond Fund                                Monthly(1)
-----------------------------------------------------------------
   High Yield Bond                          Monthly(1)
-----------------------------------------------------------------
   Intermediate Government Bond Fund        Monthly(1)
-----------------------------------------------------------------
   Intermediate Tax-Exempt Bond Fund        Monthly(1)
-----------------------------------------------------------------
   Short/Intermediate Bond Fund             Monthly(1)
-----------------------------------------------------------------
   Tax-Exempt Bond Fund                     Monthly(1)
-----------------------------------------------------------------
   Government Money Market Fund             Monthly(1)
-----------------------------------------------------------------
   Money Market Fund                        Monthly(1)
-----------------------------------------------------------------
   Tax-Exempt Money Market Fund             Monthly(1)

-----------------------------------------------------------------


(1) Although a dividend is paid monthly, it is accrued daily.


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

94 Phoenix Insight Funds Trust

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

MASTER FUND/FEEDER FUND STRUCTURE
--------------------------------------------------------------------------------

The Board of Trustees has the authority to convert any fund to a "feeder" fund in a Master Fund/Feeder Fund Structure in which the fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.

                                                  Phoenix Insight Funds Trust 95

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). For periods after December 31, 2001, this information has been audited by the funds' previous independent registered public accounting firm, KPMG LLP. The information for the year ended December 31, 2001 was audited by other independent registered public accountants. KPMG LLP's report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.

                                NET                        NET
                               ASSET                   REALIZED AND    DISTRIBUTIONS   DISTRIBUTIONS   REDEMPTION
                               VALUE        NET         UNREALIZED        FROM NET        FROM NET     FEES ADDED
                             BEGINNING   INVESTMENT     GAIN/(LOSS)      INVESTMENT       REALIZED     TO PAID-IN
                             OF PERIOD     INCOME     ON INVESTMENTS       INCOME           GAINS        CAPITAL
--------------------------------------------------------------------------------------------------------------------
BALANCED FUND
A SHARES
12/31/05                      $14.97       $0.269         $0.793          $(0.259)        $(1.083)     $       --
12/31/04                       13.49        0.242          1.496           (0.244)         (0.014)             --
12/31/03                       11.53        0.230          1.950           (0.220)             --              --
12/31/02                       13.00        0.278         (1.469)          (0.279)             --              --
12/31/01                       13.26        0.333         (0.216)          (0.335)         (0.042)             --
--------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
A SHARES
12/31/05                      $21.66       $0.070         $1.803          $(0.072)        $(2.551)     $       --
12/31/04                       20.24        0.078          2.521           (0.095)         (1.084)             --
12/31/03                       15.57        0.035          4.671           (0.036)             --              --
12/31/02                       20.73        0.009         (4.883)          (0.008)         (0.278)             --
12/31/01                       24.61       (0.025)        (3.000)              --          (0.855)             --
--------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
A SHARES
12/31/05                      $10.88       $0.103         $3.137          $(0.086)        $(1.764)     $       --
12/31/04                        9.94        0.030          1.864           (0.096)         (0.860)          0.002(6)
12/31/03                        6.60        0.040          3.315           (0.017)             --           0.002(6)
12/31/02                        6.75        0.002         (0.154)              --              --           0.002(6)
12/31/01                        6.82        0.024         (0.075)          (0.019)             --              --




96  Phoenix Insight Funds Trust

                                                               RATIO OF      RATIO OF
                                                              EXPENSES TO       NET
                                               RATIO OF       AVERAGE NET   INVESTMENT
                               NET ASSETS     EXPENSES TO       ASSETS       INCOME TO    PORTFOLIO
NET ASSET VALUE    TOTAL         END OF       AVERAGE NET     (EXCLUDING      AVERAGE      TURNOVER
 END OF PERIOD    RETURN      PERIOD (000)      ASSETS         WAIVERS)      NET ASSETS      RATE
-------------------------------------------------------------------------------------------------------


     $14.69       7.14%(4)      $ 2,953          1.04%           1.09%          1.74%       61.49%
      14.97      13.02(4)         1,641          1.13            1.20           1.69        65.60
      13.49      19.07(4)           442          1.13            1.29           1.80        76.53
      11.53      (9.26)(4)          260          1.13            1.37           2.25        69.89
      13.00       0.97(4)           294          1.13            1.16           2.52        65.21
-------------------------------------------------------------------------------------------------------


     $20.91       8.70%(4)    $   1,009          1.18%           1.22%          0.29%       79.92%
      21.66      13.01(4)           809          1.25            1.27           0.42        83.50
      20.24      30.23(4)           531          1.35            1.48           0.22        76.15
      15.57     (23.67)(4)          552          1.35            1.49           0.02        67.66
      20.73     (12.53)(4)          649          1.35            1.46          (0.11)       41.63
-------------------------------------------------------------------------------------------------------


     $12.27      31.08%(4)    $   1,205          1.70%           1.85%          0.91%       42.91%
      10.88      19.67(4)           916          1.83            1.85           0.49        49.13
       9.94      50.87(4)           364          1.83            1.86           0.62        19.99
       6.60      (2.22)(4)          118          1.91            1.96           0.03        34.20
       6.75      (0.74)(4)            6          1.99            2.08           0.68        26.93


                                                 Phoenix Insight Funds Trust  97

--------------------------------------------------------------------------------


                                NET                        NET
                               ASSET                   REALIZED AND    DISTRIBUTIONS   DISTRIBUTIONS   REDEMPTION
                               VALUE        NET         UNREALIZED        FROM NET        FROM NET     FEES ADDED
                             BEGINNING   INVESTMENT     GAIN/(LOSS)      INVESTMENT       REALIZED     TO PAID-IN
                             OF PERIOD     INCOME     ON INVESTMENTS       INCOME           GAINS        CAPITAL
--------------------------------------------------------------------------------------------------------------------
EQUITY FUND
A SHARES
12/31/05                      $13.53       $ 0.130        $ 1.520         $(0.140)        $(1.070)      $    --
12/31/04                       11.56         0.041          2.015          (0.086)             --            --
12/31/03                        9.02         0.034          2.523          (0.017)             --            --
12/31/02                       11.45         0.021         (2.440)         (0.011)             --            --
12/31/01                       12.55         0.011         (0.406)         (0.011)         (0.694)           --
--------------------------------------------------------------------------------------------------------------------
INDEX FUND
A SHARES(8)
12/31/05                      $22.08       $ 0.300        $ 0.851         $(0.331)        $(3.224)       $0.004(6)
12/31/04                       21.54         0.299          1.851          (0.301)         (1.309)           --
12/31/03                       18.05         0.224          4.728          (0.226)         (1.236)           --
12/31/02                       23.90         0.194         (5.503)         (0.191)         (0.350)           --
12/31/01                       28.39         0.177         (3.752)         (0.178)         (0.737)           --
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
A SHARES
12/31/05                      $15.18       $ 0.108        $ 1.917         $(0.175)       $     --       $    --
12/31/04                       13.19         0.089          2.015          (0.114)             --            --
12/31/03                        9.35         0.030          3.928          (0.132)             --         0.014(6)
12/31/02                       11.57         0.079         (2.311)             --              --         0.012(6)
12/31/01                       14.38         0.016         (2.815)         (0.011)             --            --
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP OPPORTUNITY FUND
A SHARES
12/31/05                      $24.03       $(0.089)       $ 1.159        $     --         $(4.294)       $0.004(6)
12/31/04                       22.27         0.042          5.003          (0.025)         (3.322)        0.062(6)
12/31/03                       14.85        (0.057)         7.714              --          (0.238)        0.001(6)
12/31/02                       17.43        (0.118)        (2.463)             --              --         0.001(6)
12/31/01                       19.62        (0.154)        (1.767)             --          (0.269)           --


98  Phoenix Insight Funds Trust

                                                               RATIO OF      RATIO OF
                                                              EXPENSES TO       NET
                                               RATIO OF       AVERAGE NET   INVESTMENT
                               NET ASSETS     EXPENSES TO       ASSETS       INCOME TO    PORTFOLIO
NET ASSET VALUE    TOTAL         END OF       AVERAGE NET     (EXCLUDING      AVERAGE      TURNOVER
 END OF PERIOD    RETURN      PERIOD (000)      ASSETS         WAIVERS)      NET ASSETS      RATE
-------------------------------------------------------------------------------------------------------


     $13.97      12.18%(4)     $  2,416          1.12%           1.16%          1.00%       62.67%
      13.53      17.85(4)         1,127          1.19            1.19           0.71        72.72
      11.56      28.39(4)           339          1.19            1.21           0.38        81.21
       9.02     (21.15)(4)          199          1.20            1.22           0.28        61.83
      11.45      (3.27)(4)          161          1.19            1.20           0.26        77.79
-------------------------------------------------------------------------------------------------------


     $19.68       5.15%         $14,963          0.57%           0.64%          1.34%        6.34%
      22.08      10.21           17,457          0.68            0.68           1.34         2.67
      21.54      27.82           19,986          0.68            0.72           1.12         1.72
      18.05     (22.43)          17,339          0.70            0.78           0.93         6.42
      23.90     (12.57)          24,449          0.70            0.75           0.68         4.26
-------------------------------------------------------------------------------------------------------


     $17.03      13.34%(4)   $      349          1.44%           1.59%          0.93%       44.03%
      15.18      16.17(4)           101          1.58            1.60           0.71        27.84
      13.19      42.33(4)            57          1.57            1.60           0.27        35.15
       9.35     (19.19)(4)            6          1.65            1.68           0.71        22.38
      11.57     (19.47)(4)            3          1.61            1.62           0.18        38.32
-------------------------------------------------------------------------------------------------------


     $20.81       4.28%(4)     $ 12,094          1.19%           1.22%         (0.18)%      76.08%
      24.03      23.88(4)(7)     66,179          1.25            1.25           0.33        63.79
      22.27      51.62(4)         3,047          1.45            1.50          (0.30)       83.34
      14.85     (14.80)(4)          777          1.45            1.52          (0.76)       76.97
      17.43      (9.83)(4)          246          1.45            1.50          (0.92)       85.04


                                                 Phoenix Insight Funds Trust  99

--------------------------------------------------------------------------------


                                NET                        NET
                               ASSET                   REALIZED AND    DISTRIBUTIONS   DISTRIBUTIONS   REDEMPTION
                               VALUE        NET         UNREALIZED        FROM NET        FROM NET     FEES ADDED
                             BEGINNING   INVESTMENT     GAIN/(LOSS)      INVESTMENT       REALIZED     TO PAID-IN
                             OF PERIOD     INCOME     ON INVESTMENTS       INCOME           GAINS        CAPITAL
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND
A SHARES
12/31/05                      $50.35       $ 0.173       $  4.180         $(0.135)        $(7.581)       $0.033(6)
12/31/04                       44.92         0.198         12.004          (0.229)         (6.826)        0.283(6)
12/31/03                       31.69         0.271         13.243          (0.286)             --         0.002(6)
12/31/02                       36.78         0.042         (4.767)         (0.064)         (0.306)        0.005(6)
12/31/01                       37.28         0.049          1.901          (0.049)         (2.401)            --
--------------------------------------------------------------------------------------------------------------------
BOND FUND
A SHARES
12/31/05                      $10.22       $ 0.429        $(0.211)        $(0.430)         $   --        $0.002(6)
12/31/04                       10.27         0.432         (0.048)         (0.434)             --            --
12/31/03                       10.38         0.483         (0.110)         (0.483)             --            --
12/31/02                       10.25         0.556          0.130          (0.556)             --            --
12/31/01                       10.06         0.605          0.190          (0.605)             --            --
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
A SHARES
12/31/05                      $13.07       $ 0.799        $(0.592)        $(0.800)        $(0.037)      $    --
05/18/04(3) to 12/31/04        12.43         0.527          0.831          (0.527)         (0.191)           --
--------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
A SHARES
12/31/05                      $16.84       $ 0.655        $(0.278)        $(0.664)        $(0.055)       $0.002(6)
12/31/04                       17.12         0.550         (0.094)         (0.550)         (0.186)           --
12/31/03                       17.63         0.667         (0.293)         (0.667)         (0.217)           --
12/31/02                       16.79         0.828          0.840          (0.828)             --            --
12/31/01                       16.55         0.963          0.240          (0.963)             --            --
--------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
A SHARES
12/31/05                      $11.41       $ 0.466        $(0.250)        $(0.466)       $     --       $    --
12/31/04                       11.55         0.451         (0.140)         (0.451)             --            --
12/31/03                       11.48         0.424          0.070          (0.424)             --            --
12/31/02                       10.91         0.453          0.570          (0.453)             --            --
01/17/01(3) to 12/31/01        10.95         0.456         (0.040)         (0.456)             --            --


100  Phoenix Insight Funds Trust

                                                               RATIO OF      RATIO OF
                                                              EXPENSES TO       NET
                                               RATIO OF       AVERAGE NET   INVESTMENT
                               NET ASSETS     EXPENSES TO       ASSETS       INCOME TO    PORTFOLIO
NET ASSET VALUE    TOTAL         END OF       AVERAGE NET     (EXCLUDING      AVERAGE      TURNOVER
 END OF PERIOD    RETURN      PERIOD (000)      ASSETS         WAIVERS)      NET ASSETS      RATE
-------------------------------------------------------------------------------------------------------


     $47.02       8.63%(4)      $11,226          1.15%           1.19%          0.24%       74.30%
      50.35      28.62(4)(7)      8,352          1.18            1.19           0.57        69.98
      44.92      42.68(4)         1,557          1.20            1.24           0.83       106.69
      31.69     (12.98)(4)          669          1.24            1.34           0.18       134.99
      36.78       5.31(4)           341          1.24            1.33           0.11        80.85
-------------------------------------------------------------------------------------------------------


     $10.01       2.18%(4)     $    784          0.82%           1.13%          4.01%       51.90%
      10.22       3.82(4)           843          0.85            1.18           4.24        75.40
      10.27       3.67(4)           715          0.85            1.19           4.64        66.64
      10.38       6.91(4)           824          0.85            1.21           5.36        65.39
      10.25       8.05(4)           235          0.85            1.17           5.80        84.37
-------------------------------------------------------------------------------------------------------


     $12.44       1.68%(4)     $    442          0.83%          1.03%           6.55%       41.97%
      13.07      11.15(2)(4)        176          0.86(1)        1.05(1)         6.61(1)     57.38

-------------------------------------------------------------------------------------------------------


     $16.50       2.23%(4)      $ 2,480          0.73%           1.19%          3.58%       70.97%
      16.84       2.79(4)         2,976          0.75            1.09           3.23        35.37
      17.12       2.15(4)         2,394          0.75            1.14           3.82        58.97
      17.63      10.12(4)         2,324          0.75            1.32           4.58        61.56
      16.79       7.47(4)           552          0.75            1.33           5.68        52.17
-------------------------------------------------------------------------------------------------------


     $11.16       1.93%(4)      $ 1,802          0.64%           0.92%          4.13%       46.00%
      11.41       2.76(4)         2,185          0.69            0.95           3.94        26.94
      11.55       4.38(4)         2,102          0.70            0.97           3.69        40.20
      11.48       9.55(4)         1,648          0.52            1.14           3.96        61.27
      10.91       3.85(2)(4)        131          0.50(1)         1.11(1)        4.19(1)    100.00


                                                Phoenix Insight Funds Trust  101

--------------------------------------------------------------------------------


                                NET                        NET
                               ASSET                   REALIZED AND    DISTRIBUTIONS   DISTRIBUTIONS   REDEMPTION
                               VALUE        NET         UNREALIZED        FROM NET        FROM NET     FEES ADDED
                             BEGINNING   INVESTMENT     GAIN/(LOSS)      INVESTMENT       REALIZED     TO PAID-IN
                             OF PERIOD     INCOME     ON INVESTMENTS       INCOME           GAINS        CAPITAL
--------------------------------------------------------------------------------------------------------------------
SHORT/INTERMEDIATE BOND FUND
A SHARES
12/31/05                      $10.29       $ 0.359        $(0.248)        $(0.361)         $   --        $   --
12/31/04                       10.38         0.362         (0.090)         (0.362)             --            --
12/31/03                       10.40         0.414         (0.020)         (0.414)             --            --
12/31/02                       10.31         0.524          0.090          (0.524)             --            --
12/31/01                       10.12         0.566          0.190          (0.566)             --            --
--------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
A SHARES
12/31/05                      $11.02       $ 0.470        $(0.200)        $(0.470)        $(0.080)       $   --
12/31/04                       11.33         0.475         (0.123)         (0.475)         (0.187)           --
12/31/03                       11.19         0.468          0.140          (0.468)             --            --
12/31/02                       10.54         0.500          0.650          (0.500)             --            --
01/31/01(3) to 12/31/01        10.44         0.457          0.100          (0.457)             --            --
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
A SHARES(8)
12/31/05                      $ 1.00       $ 0.027         $   --         $(0.027)         $   --        $   --
12/31/04                        1.00         0.009             --          (0.009)             --            --
12/31/03                        1.00         0.007             --          (0.007)             --            --
12/31/02                        1.00         0.013             --          (0.013)             --            --
12/31/01                        1.00         0.036             --          (0.036)             --            --
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
A SHARES(8)
12/31/05                      $ 1.00       $ 0.028         $   --         $(0.028)         $   --        $   --
12/31/04                        1.00         0.009             --          (0.009)             --            --
12/31/03                        1.00         0.007             --          (0.007)             --            --
12/31/02                        1.00         0.015             --          (0.015)             --            --
12/31/01                        1.00         0.038             --          (0.038)             --            --
--------------------------------------------------------------------------------------------------------------------



102  Phoenix Insight Funds Trust

                                                               RATIO OF      RATIO OF
                                                              EXPENSES TO       NET
                                               RATIO OF       AVERAGE NET   INVESTMENT
                               NET ASSETS     EXPENSES TO       ASSETS       INCOME TO    PORTFOLIO
NET ASSET VALUE    TOTAL         END OF       AVERAGE NET     (EXCLUDING      AVERAGE      TURNOVER
 END OF PERIOD    RETURN      PERIOD (000)      ASSETS         WAIVERS)      NET ASSETS      RATE
-------------------------------------------------------------------------------------------------------


     $10.04       1.10%(4)    $   3,707          0.82%           1.17%          3.55%       46.25%
      10.29       2.66(4)         4,350          0.85            1.19           3.50        68.37
      10.38       3.85(4)         4,547          0.85            1.22           3.95        61.21
      10.40       6.14(4)         4,756          0.85            1.25           4.89        66.14
      10.31       7.60(4)           960          0.85            1.21           5.37        56.36
-------------------------------------------------------------------------------------------------------


     $10.74       2.50%(4)   $    4,197          0.70%           0.99%          4.30%       41.86%
      11.02       3.21(4)         4,136          0.77            1.04           4.24        32.57
      11.33       5.55(4)         3,098          0.76            1.04           4.15        42.58
      11.19      11.15(4)         4,296          0.56            1.20           4.52        86.76
      10.54       5.40(2)(4)        796          0.52(1)         1.16(1)        4.60(1)    168.31
-------------------------------------------------------------------------------------------------------


      $1.00       2.70%      $  262,512          0.55%           0.60%          2.65%          --%
       1.00       0.88          234,751          0.56            0.60           0.88           --
       1.00       0.67          374,310          0.54            0.59           0.66           --
       1.00       1.30          302,126          0.55            0.61           1.27           --
       1.00       3.68          282,782          0.55            0.60           3.62           --
-------------------------------------------------------------------------------------------------------


      $1.00       2.80%      $  920,774          0.52%           0.60%          2.72%          --%
       1.00       0.94        1,179,902          0.52            0.59           0.90           --
       1.00       0.74        1,301,168          0.52            0.58           0.75           --
       1.00       1.48        1,297,318          0.52            0.58           1.44           --
       1.00       3.85        1,542,392          0.54            0.58           3.81           --
-------------------------------------------------------------------------------------------------------



                                                Phoenix Insight Funds Trust  103

--------------------------------------------------------------------------------


                                NET                        NET
                               ASSET                   REALIZED AND    DISTRIBUTIONS   DISTRIBUTIONS   REDEMPTION
                               VALUE        NET         UNREALIZED        FROM NET        FROM NET     FEES ADDED
                             BEGINNING   INVESTMENT     GAIN/(LOSS)      INVESTMENT       REALIZED     TO PAID-IN
                             OF PERIOD     INCOME     ON INVESTMENTS       INCOME           GAINS        CAPITAL
--------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
A SHARES(8)

12/31/05                      $ 1.00       $ 0.019         $   --         $(0.019)       $     --       $    --
12/31/04                        1.00         0.007             --          (0.007)             --            --
12/31/03                        1.00         0.005             --          (0.005)             --            --
12/31/02                        1.00         0.010             --          (0.010)             --            --
12/31/01                        1.00         0.023             --          (0.023)             --            --

(1) Annualized.
(2) Total returns for periods of less than one year are not annualized.
(3) Date commenced operations.
(4) Sales load is not reflected in total return.
(5) Not used.
(6) Fund assesses a redemption fee in the amount of 2.00% on redemptions of shares that have been held 90 days or less (30 days or less, effective June 1, 2004) from time of purchase. Fees collected are retained by the Fund for the benefit of the remaining shareholders.
(7) Total returns for each of the classes for the Small-Cap Opportunity Fund and the Small-Cap Value Fund include 0.16% and 0.26%, respectively, resulting from redemption fees reimbursed by the Administrator.
(8) Prior to June 26, 2006, Class A Shares were named Class N Shares.


104  Phoenix Insight Funds Trust

                                                               RATIO OF      RATIO OF
                                                              EXPENSES TO       NET
                                               RATIO OF       AVERAGE NET   INVESTMENT
                               NET ASSETS     EXPENSES TO       ASSETS       INCOME TO    PORTFOLIO
NET ASSET VALUE    TOTAL         END OF       AVERAGE NET     (EXCLUDING      AVERAGE      TURNOVER
 END OF PERIOD    RETURN      PERIOD (000)      ASSETS         WAIVERS)      NET ASSETS      RATE
-------------------------------------------------------------------------------------------------------


     $ 1.00       1.87%      $  257,842          0.57%           0.60%          1.87%          --%
       1.00       0.65          191,165          0.60            0.60           0.64           --
       1.00       0.54          237,835          0.57            0.58           0.54           --
       1.00       0.99          210,678          0.57            0.58           0.99           --
       1.00       2.34          230,533          0.58            0.58           2.35           --








                                                Phoenix Insight Funds Trust  105

[LOGO] PHOENIXFUNDS(sm)


PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480







ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090.This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926







NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Investment Company Act File No. 811-7447
PXP4491

                                                                   JUNE 26, 2006

PROSPECTUS
--------------------------------------------------------------------------------


PHOENIX INSIGHT FUNDS - Institutional Shares

  EQUITY FUNDS

> PHOENIX INSIGHT BALANCED FUND

> PHOENIX INSIGHT CORE EQUITY FUND

> PHOENIX INSIGHT EMERGING MARKETS FUND

> PHOENIX INSIGHT EQUITY FUND

> PHOENIX INSIGHT INDEX FUND

> PHOENIX INSIGHT INTERNATIONAL FUND

> PHOENIX INSIGHT SMALL-CAP GROWTH FUND

> PHOENIX INSIGHT SMALL-CAP OPPORTUNITY FUND

> PHOENIX INSIGHT SMALL-CAP VALUE FUND


  FIXED INCOME FUNDS

> PHOENIX INSIGHT BOND FUND

> PHOENIX INSIGHT HIGH YIELD BOND FUND

> PHOENIX INSIGHT INTERMEDIATE GOVERNMENT BOND FUND

> PHOENIX INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND

> PHOENIX INSIGHT SHORT/INTERMEDIATE BOND FUND

> PHOENIX INSIGHT TAX-EXEMPT BOND FUND


  MONEY MARKET FUNDS

> PHOENIX INSIGHT GOVERNMENT MONEY MARKET FUND

> PHOENIX INSIGHT MONEY MARKET FUND

> PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND





TRUST NAME: PHOENIX INSIGHT FUNDS TRUST

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in the Phoenix Insight Funds. Please read it carefully and retain it for future reference.

? WOULDN'T YOU RATHER HAVE THIS DOCUMENT E-MAILED TO YOU?
  Eligible shareholders can sign up for E-Delivery at PhoenixFunds.com

[LOGO] PHOENIXFUNDS(sm)

PHOENIX INSIGHT FUNDS TRUST
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Phoenix Insight Equity Funds
 Introduction to Equity Funds...............................................   1
 Phoenix Insight Balanced Fund..............................................   2

 Phoenix Insight Core Equity Fund...........................................   5
 Phoenix Insight Emerging Markets Fund......................................   7
 Phoenix Insight Equity Fund................................................  10
 Phoenix Insight Index Fund.................................................  12
 Phoenix Insight International Fund.........................................  14
 Phoenix Insight Small-Cap Growth Fund......................................  17
 Phoenix Insight Small-Cap Opportunity Fund.................................  19
 Phoenix Insight Small-Cap Value Fund.......................................  21
 Risks Related to Principal Investment Strategies...........................  23
 Fund Fees and Expenses - Equity Funds......................................  26
Phoenix Insight Fixed Income Funds
 Introduction to Fixed Income Funds.........................................  28
 Phoenix Insight Bond Fund..................................................  29
 Phoenix Insight High Yield Bond Fund.......................................  32
 Phoenix Insight Intermediate Government Bond Fund..........................  35
 Phoenix Insight Intermediate Tax-Exempt Bond Fund..........................  38
 Phoenix Insight Short/Intermediate Bond Fund...............................  41
 Phoenix Insight Tax-Exempt Bond Fund.......................................  44
 Risks Related to Principal Investment Strategies...........................  47
 Fund Fees and Expenses - Fixed Income Funds................................  50
Phoenix Insight Money Market Funds
 Introduction to Money Market Funds.........................................  52
 Phoenix Insight Government Money Market Fund...............................  53
 Phoenix Insight Money Market Fund..........................................  55
 Phoenix Insight Tax-Exempt Money Market Fund...............................  57
 Risks Related to Principal Investment Strategies...........................  60
 Fund Fees and Expenses - Money Market Funds................................  62
 Additional Investment Techniques and Related Risks.........................  63
 Management of the Funds ...................................................  64
 Pricing of Fund Shares.....................................................  73
 Purchase Requirements   ...................................................  75
 Your Account...............................................................  75
 How to Buy Shares..........................................................  76
 How to Sell Shares.........................................................  77
 Things You Should Know When Selling Shares.................................  77
 Account Policies...........................................................  79
 Investor Services and Other Information ...................................  82
 Tax Status of Distributions................................................  84
 Master Fund/Feeder Fund Structure..........................................  85
 Financial Highlights.......................................................  86

PHOENIX INSIGHT EQUITY FUNDS
--------------------------------------------------------------------------------

INTRODUCTION TO EQUITY FUNDS

> Equity Funds invest in stocks, which represent partial ownership in a company. They generally pursue capital appreciation: that is, an increase in the fund's share value. In some cases, these funds also seek dividend income.

>  If you invest in an Equity Fund, you risk losing your investment.

> Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

> Each fund's investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund's shareholders. There is no guarantee that a fund will achieve its objective.

> Temporary Defensive Strategy: During periods of adverse market conditions, each of the Equity Funds may temporarily invest a substantial portion of its assets in investment-grade fixed income securities and money market instruments. When a fund takes such a defensive position, the fund may not be able to meet its investment objective.

> Each fund's principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in detail under "Risk Related to Principal Investment Strategies" on page ___.


                                                  Phoenix Insight Equity Funds 1

PHOENIX INSIGHT BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Balanced Fund has an investment objective to seek to provide current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests in a portfolio of equity and fixed income securities. Under normal market conditions, equity securities will comprise between 40% and 65% of the fund's assets, and fixed income securities will comprise at least 25% of the fund's assets.

>  The fund may invest in the equity securities of companies of any size.


> The fixed income portion of the fund will normally be invested in investment-grade securities and maintain a dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities) of between five and ten years.


> The fixed income portion of the fund will be invested primarily in bonds, which are debt instruments that normally pay a set amount of interest on a regular basis; repay the face amount, or principal, at a stated future date; and are issued by domestic and foreign corporations, federal and state governments, and their agencies.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund's subadviser reviews and adjusts the blend of the securities in an effort to enhance returns based on current market conditions, interest rate projections and other economic factors.


> The fund seeks to provide an overall return comprising between 40% and 65% of the return of Russell 1000(R) Index and between 35% and 60% of the return of the Lehman Brothers Aggregate Bond Index.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Allocation Risk - The risk that the percentages of the fund's assets invested in equities and fixed income securities, respectively, will not be optimum for market conditions at a given time.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.



2 Phoenix Insight Balanced Fund

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

o Small and Medium Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.




                                                 Phoenix Insight Balanced Fund 3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Balanced Fund. Prior to May 18, 2006, the fund's investment program and general operations of the fund were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1998                  8.61
                        1999                 -1.30
                        2000                 12.31
                        2001                  1.21
                        2002                 -9.02
                        2003                 19.33
                        2004                 13.32
                        2005                  7.45

            BEST QUARTER: Q2 2003 9.00% WORST QUARTER: Q3 2002 -8.34%

------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE INCEPTION
  (FOR THE PERIODS ENDED 12/31/05)                               1 YEAR           5 YEARS         (3/24/97)
------------------------------------------------------------------------------------------------------------------
  Institutional  Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                          7.45%            5.99%             7.82%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                       5.44%            4.90%             6.02%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                          6.10%            4.61%             5.81%
     and Sale of Fund Shares(1)(2)
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(3)                         2.43%            5.87%             6.60%
------------------------------------------------------------------------------------------------------------------
  Russell 1000(R) Index(4)                                        6.27%            1.07%             7.40%

------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the fees, expenses, or taxes associated with the active management of an actual portfolio.

(4) The Russell 1000(R) Index is a market capitalization-weighted index of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

4 Phoenix Insight Balanced Fund

PHOENIX INSIGHT CORE EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Core Equity Fund has an investment objective to seek to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in common stocks. These stocks are generally of companies with market capitalization in excess of $1 billion at time of purchase. The fund's policy of investing at least 80% of its assets in common stocks may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund's subadviser selects securities that are considered to be undervalued and to represent growth opportunities. The subadviser considers many factors, but there is a focus on a company's sales, earnings and valuation.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.






                                              Phoenix Insight Core Equity Fund 5

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Core Equity Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1997                 32.81
                        1998                 25.03
                        1999                 16.56
                        2000                 -7.67
                        2001                -12.31
                        2002                -23.54
                        2003                 30.49
                        2004                 13.52
                        2005                  8.97

          BEST QUARTER: Q4 1998 22.71% WORST QUARTER: Q3 2002 -15.70%

------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                                                   SINCE INCEPTION
  (FOR THE PERIODS ENDED 12/31/05)                               1 YEAR            5 YEARS         (2/23/06)
------------------------------------------------------------------------------------------------------------------
  Institutional Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                          8.97%             1.56%             8.56%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                       5.97%             0.55%             7.17%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                          7.20%             0.99%             7.02%
     and Sale of Fund Shares(1)(2)
------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Stock Index(3)                                       4.91%             0.55%             8.47%

------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The S&P 500(R) Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

6 Phoenix Insight Core Equity Fund

PHOENIX INSIGHT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Phoenix Insight Emerging Markets Fund has an investment objective to seek to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in equity securities of issuers located in emerging markets countries. The fund's policy of investing at least 80% of its assets in the securities of issuers located in emerging markets countries may be changed only upon 60 days written notice to shareholders.


> The World Bank and other international agencies define an emerging or developing country on the basis of such factors as trade initiatives, per capita income and level of industrialization. There are over 130 countries that are emerging or developing under this standard and approximately 40 of these countries have stock markets. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


> The fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund generally using a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy favorable long-term economic prospects.

   A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser's calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

                                         Phoenix Insight Emerging Markets Fund 7

> The subadviser seeks to achieve attractive absolute returns that exceed the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. Utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer's business rather than the volatility of its stock price.

> In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security's price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser's opinion, there has been a loss of a long-term competitive advantage.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Currency Rate Risk - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

o Emerging Markets Risk - The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Geographic Concentration Risk - The risk that, if the fund concentrates its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Value Stocks Risk - The risk that the fund's focus on value investing will cause the fund to underperform when growth investing is in favor.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


8 Phoenix Insight Emerging Markets Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Emerging Markets Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc. as adviser and Hansberger Global Investors, Inc. as subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1998                -31.16
                        1999                 64.53
                        2000                -28.55
                        2001                 -0.60
                        2002                 -1.84
                        2003                 51.11
                        2004                 20.04
                        2005                 31.23


           BEST QUARTER: Q4 1999 32.66% WORST QUARTER: Q2 1998 -27.09%

------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                   SINCE INCEPTION
  (FOR THE PERIODS ENDED 12/31/05)                               1 YEAR            5 YEARS         (10/20/97)
------------------------------------------------------------------------------------------------------------------
  Institutional Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                         31.23%            18.36%             5.95%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                      28.53%            17.58%             5.53%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                         23.78%            16.19%             5.17%
     and Sale of Fund Shares(1)(2)
------------------------------------------------------------------------------------------------------------------
  MSCI Emerging Markets Index(3)                                 34.54%            19.44%            9.30%(4)

------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.


(3) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(4) Since 10/31/97.


                                         Phoenix Insight Emerging Markets Fund 9

PHOENIX INSIGHT EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Equity Fund has an investment objective to seek to provide capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in common stocks. These stocks are generally of companies with market capitalization in excess of $1 billion at time of purchase.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser selects stocks that are representative of the companies found within the Russell 1000(R) Value Index in an effort to:

   o Provide greater returns, over the long-term, than the securities comprising the Russell 1000(R) Value Index

   o  Maintain a risk level approximating that of the Russell 1000(R) Value
      Index

> The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values, and was comprised at December 31, 2005 of stocks with market capitalization ranging from $582 million to $370 billion.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


10 Phoenix Insight Equity Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Equity Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1997                 35.89
                        1998                 13.80
                        1999                 -1.57
                        2000                  8.48
                        2001                 -3.00
                        2002                 20.99
                        2003                 28.67
                        2004                 18.14
                        2005                 12.52

           BEST QUARTER: Q4 1998 18.81% WORST QUARTER: Q3 2002 -16.19%

------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                              1 YEAR           5 YEARS         (2/23/96)
------------------------------------------------------------------------------------------------------------------
  Institutional Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                         12.52%            5.56%             9.56%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                      10.96%            4.89%             7.05%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                          9.83%            4.59%             7.17%
     and Sale of Fund Shares(1)(2)
------------------------------------------------------------------------------------------------------------------
  Russell 1000(R) Value Index(3)                                  7.05%            5.28%             10.56%

------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

                                                  Phoenix Insight Equity Fund 11

PHOENIX INSIGHT INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


Phoenix Insight Index Fund has an investment objective to seek to provide the return and risk characteristics of the S&P 500(R) Index.


PRINCIPAL INVESTMENT STRATEGIES


> The fund normally holds at least 90% of the 500 securities in the S&P 500(R) Index and attempts to match its holdings of each issue with that security's proportional representation in the S&P 500(R) Index. As of May 31, 2006 the market capitalizations included in the S&P 500(R) Index ranged from $640.15 million to $368,525.20 million.

> The fund invests a significant portion (typically 98%) of its assets in securities in the S&P 500(R) Index.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund's subadviser employs a "passively" managed
   - or index - investment approach that attempts to replicate the performance of the index while not necessarily investing in all of its stocks. This approach is unlike traditional methods of active investment management whereby securities are selected on the basis of economic, financial and market analysis. On a regular basis, the subadviser compares the fund's performance to that of the S&P 500(R) Index. The subadviser may adjust the fund's holdings if the fund's performance does not adequately track the performance of the S&P 500(R) Index.

> Apart from its equity investments, the fund may use S&P 500(R) Index Stock Index Futures Contracts to reduce transactional costs and simulate full investment in the S&P 500(R) Index while retaining a cash balance for portfolio management purposes.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small and Medium Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


12 Phoenix Insight Index Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Index Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1997                32.78
                        1998                28.22
                        1999                20.40
                        2000                -9.33
                        2001               -12.30
                        2002               -22.21
                        2003                28.12
                        2004                10.48
                        2005                 5.38


           BEST QUARTER: Q4 1998 21.23% WORST QUARTER: Q3 2002 -17.08%

------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                              1 YEAR           5 YEARS         (2/23/96)
------------------------------------------------------------------------------------------------------------------
  Institutional Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                          5.38%            0.35%             8.13%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                       2.89%           -0.92%             6.80%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                          6.84%            0.08%             6.74%
     and Sale of Fund Shares(1)(2)
------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index(3)                                             4.93%            0.55%             8.47%

------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The S&P 500(R) Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                                   Phoenix Insight Index Fund 13

PHOENIX INSIGHT INTERNATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight International Fund has an investment objective to seek to provide capital appreciation. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 65% of its assets in non-U.S. equity securities. The fund invests in at least three foreign countries to reduce geographic risk. The fund intends to diversify its investments among countries, including emerging market countries, and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2005, the fund was invested in issuers from approximately 22 countries.


> The fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund generally using a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy favorable long-term economic prospects.

   A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser's calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

> The subadviser seeks to achieve attractive absolute returns that exceed the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. Utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same


14 Phoenix Insight International Fund
   time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer's business rather than the volatility of its stock price.

> In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security's price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser's opinion, there has been a loss of a long-term competitive advantage.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Currency Rate Risk - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

o Emerging Markets Risk - The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Geographic Concentration Risk - The risk that, if the fund concentrates its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small and Medium Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Value Stocks Risk - The risk that the fund's focus on value investing will cause the fund to underperform when growth investing is in favor.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                           Phoenix Insight International Fund 15

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight International Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc. as adviser and Hansberger Global Investors, Inc. as subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1997                 -4.87
                        1998                 -4.64
                        1999                 27.33
                        2000                 -9.34
                        2001                -19.29
                        2002                -14.41
                        2003                 40.44
                        2004                 16.47
                        2005                 13.59


           BEST QUARTER: Q2 2003 20.97% WORST QUARTER: Q3 2002 -20.03%

------------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                              1 YEAR           5 YEARS         (2/23/96)
------------------------------------------------------------------------------------------------------------------
  Institutional Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                         13.59%            5.12%             3.47%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                      13.60%            5.12%             3.14%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                          9.27%            4.53%             2.89%
     and Sale of Fund Shares(1)(2)
------------------------------------------------------------------------------------------------------------------
  MSCI EAFE(R) Index(3)                                          14.02%            4.94%             6.14%

------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total- return basis with gross dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


16 Phoenix Insight International Fund

PHOENIX INSIGHT SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Small-Cap Growth Fund has an investment objective to seek to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in the securities of small-cap companies, generally equity securities. The fund's policy of investing at least 80% of its assets in the securities of small-cap companies may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund. The subadviser manages the investments of the fund. The subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000(R) Index, an index comprised of stocks with market capitalizations ranging from $26 million to $4.4 billion at December 31, 2005.


> The fund seeks to invest in equity securities of companies that the subadviser believes offer superior prospects for growth, i.e., issues with the potential for accelerated earnings or revenue growth relative to the broader stock market and higher-than-average forecast earnings-growth rates. Valuation is a secondary consideration in stock selection.


> The subadviser seeks to maintain a risk level approximating that of the Russell 2000(R) Growth Index, an index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Growth Stocks Risk - The risk that the fund's focus on growth investing will cause the fund to underperform when value investing is in favor.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                        Phoenix Insight Small-Cap Growth Fund 17

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Small-Cap Growth Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        2002                -20.66
                        2003                 48.31
                        2004                 20.37
                        2005                  3.40



           BEST QUARTER: Q2 2003 22.89% WORST QUARTER: Q3 2002 -15.51%

----------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                               SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                                          1 YEAR             (1/9/01)
----------------------------------------------------------------------------------------------------------------
  Institutional Shares
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                     3.40%                 7.26%
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                                  2.56%                 7.09%
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund                    2.99%                 6.26%
     Shares(1)(2)
----------------------------------------------------------------------------------------------------------------

  Russell 2000(R) Growth Index(3)                                            4.15%                 3.90%

----------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

18 Phoenix Insight Small-Cap Growth Fund

PHOENIX INSIGHT SMALL-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Small-Cap Opportunity Fund has an investment objective to seek to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in the securities of small-cap companies. These securities will normally be equities and equity-like instruments. The fund's policy of investing at least 80% of its assets in the securities of small-cap companies may be changed only upon 60 days written notice to shareholders.


> The fund's subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000(R) Index, an index comprised of stocks with market capitalization ranging from $26 million to $4.4 billion at December 31, 2005.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund seeks to invest in the securities of companies that the subadviser believes have growth potential. In selecting securities, the subadviser focuses on those companies that appear to have potential for sales growth but are attractively valued relative to the securities of comparable companies. The subadviser seeks to maintain a risk level approximating that of the Russell 2000(R) Index.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                   Phoenix Insight Small-Cap Opportunity Fund 19

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Small-Cap Opportunity Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1997                 25.47
                        1998                  1.16
                        1999                 40.14
                        2000                  6.75
                        2001                 -9.65
                        2002                -14.58
                        2003                 52.02
                        2004                 24.16
                        2005                  4.55

           BEST QUARTER: Q4 1999 28.21 WORST QUARTER: Q3 1998 -21.01%

-----------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                           1 YEAR            5 YEARS           (2/23/96)
-----------------------------------------------------------------------------------------------------------------
  Institutional Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                       4.55%             8.78%             12.91%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                    1.91%             7.64%             11.25%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of           6.55%             7.51%             10.93%
  Fund Shares(1)(2)
-----------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index(3)                                     4.55%             8.22%              9.05%

-----------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.


(3) The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


20  Phoenix Insight Small-Cap Opportunity Fund

PHOENIX INSIGHT SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Small-Cap Value Fund has an investment objective to seek to provide capital appreciation. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in the securities of small-cap companies. These securities will normally be equities and equity-like instruments. The fund's policy of investing at least 80% of its assets in the securities of small-cap companies may be changed only upon 60 days written notice to shareholders.

> The fund's subadviser normally considers small-cap companies to include those with a market capitalization no larger than that of the largest company in the Russell 2000 Index, an index comprised of stocks with market-capitalization ranging from $26 million to $4.4 billion as of December 31, 2005.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser seeks securities it considers to be undervalued at the time of purchase. The subadviser uses a value investment strategy that seeks companies that are attractively valued relative to the securities of comparable companies. In searching for stocks with lower than average valuations, the subadviser considers, among other things, price-to-earnings and price-to-book ratios.

> The subadviser seeks to maintain a risk level approximating that of the Russell 2000 Value Index, an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Market Risk - The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate.

o Small Company Risk - The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

o Value Stocks Risk - The risk that the fund's focus on value investing will cause the fund to underperform when growth investing is in favor.

o Volatility Risk - The risk that performance will be affected by unanticipated events that cause major price changes in individual securities or market sectors.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                         Phoenix Insight Small Cap Value Fund 21

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Small-Cap Value Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1998                 -3.93
                        1999                  0.49
                        2000                 34.45
                        2001                  5.57
                        2002                -12.76
                        2003                 43.04
                        2004                 28.92
                        2005                  8.90


           BEST QUARTER: Q2 2003 20.15% WORST QUARTER: Q3 2002 -20.15%

------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                           1 YEAR           5 YEARS            (3/24/97)

------------------------------------------------------------------------------------------------------------------
  Institutional Shares
------------------------------------------------------------------------------------------------------------------

     Return Before Taxes                                      8.90%             13.09%              13.56%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                   6.29%             11.48%              11.85%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of          8.66%             10.94%              11.28%
     Fund Shares(1)(2)
------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Value Index(3)                              4.71%             13.55%              12.29%

------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

22  Phoenix Insight Small-Cap Value Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The value of a fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.


Specific risks of investing in the various Equity Funds are illustrated in the chart below and described in detail following the chart.


-------------------------------------------------------------------------------------------------------------------------------
                                    CORE    EMERGING                                    SMALL-CAP     SMALL-CAP     SMALL-CAP
 RISKS FOR ONE           BALANCED  EQUITY   MARKETS   EQUITY   INDEX     INTERNATIONAL   GROWTH      OPPORTUNITY      VALUE
 OR MORE FUNDS             FUND     FUND      FUND     FUND     FUND         FUND         FUND           FUND          FUND
-------------------------------------------------------------------------------------------------------------------------------
 Allocation                  X
-------------------------------------------------------------------------------------------------------------------------------
 Credit                      X
-------------------------------------------------------------------------------------------------------------------------------
 Currency Rate                                 X                              X
-------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets                              X
-------------------------------------------------------------------------------------------------------------------------------

 Foreign Securities          X                 X                              X

-------------------------------------------------------------------------------------------------------------------------------
 Geographic Concentration                      X                              X
-------------------------------------------------------------------------------------------------------------------------------

 Growth Stocks                                                                              X

-------------------------------------------------------------------------------------------------------------------------------
 Interest Rate               X
-------------------------------------------------------------------------------------------------------------------------------
 Leverage                                                         X
-------------------------------------------------------------------------------------------------------------------------------
 Manager                     X        X        X         X        X           X             X             X             X
-------------------------------------------------------------------------------------------------------------------------------
 Market                      X        X         X        X        X           X             X             X             X
-------------------------------------------------------------------------------------------------------------------------------
 Prepayment                  X
-------------------------------------------------------------------------------------------------------------------------------

 Small Company                        X         X                                           X             X             X
-------------------------------------------------------------------------------------------------------------------------------
 Small and Medium Company    X                                    X           X
-------------------------------------------------------------------------------------------------------------------------------
 Value Stocks                                   X                             X                                         X

-------------------------------------------------------------------------------------------------------------------------------
 Volatility                           X         X        X                    X             X             X             X
-------------------------------------------------------------------------------------------------------------------------------

ALLOCATION RISK


The risk that the percentages of the fund's assets invested in equities and fixed income securities, respectively, will not be optimum for market conditions at a given time, which may cause a fund to underperform as compared to a fund with a more favorable allocation.


CREDIT RISK

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

                                                 Phoenix Insight Equity Funds 23

CURRENCY RATE RISK

The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Although a fund may engage in foreign currency hedge transactions to help reduce this risk, those transactions may not be effective or appropriate in particular situations nor, of course, will they protect against declines in security values.

EMERGING MARKETS RISK

The risk that the prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FOREIGN SECURITIES RISK

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

GEOGRAPHIC CONCENTRATION RISK

The risk that, if a fund concentrates its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.


GROWTH STOCKS RISK

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


INTEREST RATE RISK

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a

24 Phoenix Insight Equity Funds
below-market interest rate, increasing a fund's duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

LEVERAGE RISK

The risk that downward price changes in a security may result in a loss greater than a fund's investment in the security. This risk exists through the use of certain securities or techniques (e.g., forward or futures contracts, derivative securities or purchases on margin) that tend to magnify changes in an index or market.

MANAGER RISK

The risk that poor security selection will cause a fund to underperform other funds with a similar investment objective.

MARKET RISK

The risk that the market value of a fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole.

PREPAYMENT RISK


The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations. As interest rates decline, the issuers of securities held by a fund may prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities. This prepayment may reduce a fund's income. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk.


SMALL COMPANY RISK

The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of small company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.


SMALL AND MEDIUM COMPANY RISK

Companies with small and medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock

                                                 Phoenix Insight Equity Funds 25
performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Small and medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


VALUE STOCKS RISK

Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically under perform when growth investing is in favor.

VOLATILITY RISK

The risk that performance will be affected by unanticipated events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.




FUND FEES AND EXPENSES - EQUITY FUNDS
--------------------------------------------------------------------------------
This table illustrates all fees and expenses that you may pay if you buy and hold Institutional Shares of the Equity Funds.


                                                                                    INSTITUTIONAL
                                                                                       SHARES
                                                                                       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                                                     None

Maximum Deferred Sales Charge (load) (as a percentage
of the lesser of the value redeemed or the amount invested)                             None

Maximum Sales Charge (load) Imposed on Reinvested Dividends                             None

Redemption Fee                                                                          None

Exchange Fee                                                                            None


26 Phoenix Insight Equity Funds

INSTITUTIONAL SHARES

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                              CORE    EMERGING                                  SMALL-CAP   SMALL-CAP   SMALL-CAP
                   BALANCED  EQUITY   MARKETS   EQUITY    INDEX  INTERNATIONAL   GROWTH    OPPORTUNITY    VALUE
                   --------  ------   -------   ------    -----  -------------   ------    -----------    -----
Management Fees      0.50%    0.70%     1.00%    0.70%    0.20%      0.85%        0.75%       0.75%        0.70%

Shareholder
Servicing Fees       0.05%    0.05%     0.05%    0.05%    0.05%      0.05%        0.05%       0.05%        0.05%

Other Expenses       0.28%    0.23%     0.32%    0.16%    0.18%      0.30%        1.23%       0.14%        0.18%

TOTAL ANNUAL

FUND OPERATING

EXPENSES             0.83%    0.98%     1.37%    0.91%    0.43%      1.20%        2.03%       0.94%        0.93%

Expense Reduction      --       --        --       --       --         --        (0.83)%(a)     --           --
Waiver of

   Shareholder

   Servicing
   Fees(b)          (0.05)%  (0.05)%   (0.05)%  (0.05)%  (0.05)%    (0.05)%      (0.05)%     (0.05)%      (0.05)%

NET ANNUAL FUND
OPERATING
EXPENSES             0.78%    0.93%     1.32%    0.86%    0.38%      1.15%        1.15%       0.89%        0.88%


-----------------------
(a) The fund's investment adviser has contractually agreed to limit the total operating expenses (excluding interest, taxes and extraordinary expenses) until December 31,2007, so that expenses do not exceed 1.20% of the Small Cap Growth Fund.


(b) The fund's distributor has contractually agreed to waive the funds' Institutional Shares shareholder servicing fees until April 30, 2007.

EXAMPLE

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Institutional Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   FUND                                      1 YEAR           3 YEARS            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Balanced                                   $81               $246               $442             $1,007
-----------------------------------------------------------------------------------------------------------------
   Core Equity                                $96               $291               $521             $1,181
-----------------------------------------------------------------------------------------------------------------
   Emerging Markets                          $135               $406               $722             $1,619
-----------------------------------------------------------------------------------------------------------------
   Equity                                     $89               $270               $484             $1,100
-----------------------------------------------------------------------------------------------------------------
   Index                                      $40               $126               $229              $531
-----------------------------------------------------------------------------------------------------------------

   International                             $118               $356               $635             $1,430

-----------------------------------------------------------------------------------------------------------------
   Small-Cap Growth                          $118               $510               $973             $2,255
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Opportunity                      $92               $279               $500             $1,135
-----------------------------------------------------------------------------------------------------------------
   Small-Cap Value                            $91               $276               $495             $1,123
-----------------------------------------------------------------------------------------------------------------


The example assumes that the expense reimbursement obligations of the adviser, if any, are in effect through December 31, 2007 and the expense waiver obligations of the distributor, if any, are in effect though April 30, 2007. Thereafter, the examples do not reflect any expense reimbursement or waiver obligations.



                                                 Phoenix Insight Equity Funds 27

PHOENIX INSIGHT FIXED INCOME FUNDS
--------------------------------------------------------------------------------

INTRODUCTION TO FIXED INCOME FUNDS

> Fixed Income Funds invest primarily in bonds, which are debt instruments that normally --

   o  Pay a set amount of interest on a regular basis

   o  Repay the face amount, or principal, at a stated future date

   o Are issued by domestic and foreign corporations, federal and state governments, and their agencies

>  If you invest in a Fixed Income Fund, you risk losing your investment.

> Each fund's investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund's shareholders. There is no guarantee that a fund will achieve its objective.


> Temporary Defensive Strategy: During periods of adverse market conditions, each of the Fixed Income Funds, other than Phoenix Insight Short/Intermediate Bond Fund, may temporarily invest a substantial portion of its assets in investment-grade fixed income securities and money market instruments. When a fund takes such a defensive position, the fund may not be able to meet its investment objective.


> Each fund's principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in detail under "Risks Related to Principal Investment Strategies" on page __.

28 Phoenix Insight Fixed Income Fund

PHOENIX INSIGHT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Bond Fund has an investment objective to seek to provide a high level of total return, including a competitive level of current income.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in bonds. "Bonds" are fixed-income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. government securities and other short-term instruments. U.S. government securities that the fund may invest in may be backed by:

   o  the full faith and credit of the U.S. government,

   o  the full faith and credit of the U.S. Treasury or

   o  may not be backed by either the U.S. Government or U.S Treasury


   The fund intends to invest in bonds, at least 65% of which are rated at the time of investment Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's Corporation. The fund's policy of investing at least 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The fund's subadviser uses a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities.

> Securities selected for fund investment may be of any maturity or duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of a security's payment pattern. Normally, the fund's dollar weighted average duration will vary between two and eight years. The subadviser may adjust the fund's dollar-weighted average duration based on changing expectations for the federal funds rate, the shape of the yield curve, swap spreads, mortgage prepayments, credit spreads, and capital market liquidity. For instance, if the federal funds rate is expected to rise, the subadviser may choose to move the fund's dollar-weighted average duration to the lower end of the band. Within this context, it is expected that the fund's dollar-weighted average maturity will range between three and fifteen years.

> Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates increase costs to the fund, negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to fund shareholders.

                                                    Phoenix Insight Bond Fund 29

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o High Yield Securities Risk - The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Long-Term Maturities Risk - The risk of greater price fluctuations than would be associated with securities having shorter maturities.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


30 Phoenix Insight Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1997                  9.41
                        1998                  7.12
                        1999                 -0.91
                        2000                 13.06
                        2001                  8.32
                        2002                  7.18
                        2003                  3.93
                        2004                  4.07
                        2005                  2.44


            BEST QUARTER: Q4 2000 5.04% WORST QUARTER: Q2 2004 -2.34%

-----------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                               SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                              1 YEAR       5 YEARS           (2/17/99)
-----------------------------------------------------------------------------------------------------------------
   Institutional Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                          2.44%        5.16%              6.12%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                       0.84%        3.20%              3.75%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund         1.58%        3.23%              3.76%
     Shares(1)(2)
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(3)                        2.43%        5.87%              6.57%

-----------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

                                                    Phoenix Insight Bond Fund 31

PHOENIX INSIGHT HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight High Yield Bond Fund has an investment objective to seek to provide a high level of total return through a combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in domestic and foreign high yield bonds, that have a credit quality rated below "Baa" by Moody's Investors Service, Inc. (Moody's) and "BBB" by Standard and Poor's Corporation (S&P). The fund may also invest in a broad range of interest-rate sensitive securities, including preferred stocks, interest-rate futures contracts, and foreign currency futures and forwards for the purpose of hedging. The fund's policy of investing at least 80% of its assets in high yield bonds may be changed only upon 60 days written notice to shareholders.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The fund's subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The subadviser evaluates market conditions in the context of broad macroeconomic trends. It generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

> The subadviser considers credit research an integral component of its higher quality high yield investment process. It invests across the credit rating spectrum with an emphasis on securities that are moving up the credit rating scale of a nationally recognized statistical rating organization and generally those rated Ba/BB and B/B by Moody's, Standard & Poor's or Fitch, at the time of investment. If after the time of investment a security's rating declines, the fund is not obligated to sell the security.

> Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although the fund may invest in other types of high yield securities.


> The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. At December 31, 2005, the modified duration to maturity for the benchmark and the fund was 4.51 and 5.36 years, respectively. Theoretically, for a fund maintaining a modified duration to maturity of 5.36 years, a one percent increase in interest rates would cause a 5.36% decrease in the value of the fund's assets. Similarly, a one percent decrease in interest rates would cause the value of the fund's assets to increase by 5.36%. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment

32 Phoenix Insight High Yield Bond Fund
   pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security.


> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to fund shareholders.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o High Yield Securities (Junk Bond) Risk - The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

o Long-Term Maturities Risk - The risk of greater price fluctuations than would be associated with securities having shorter maturities.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


Because of the speculative nature of the fund's investments, you should carefully consider the risks associated with this fund before you purchase shares.

                                         Phoenix Insight High Yield Bond Fund 33

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight High Yield Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc. as adviser and HIM-Monegy, Inc. as subadviser. The bar chart shows the fund's Institutional Shares performance. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        2003                 18.14
                        2004                 10.65
                        2005                  1.94

            BEST QUARTER: Q2 2003 6.71% WORST QUARTER: Q1 2005 -1.70%


-------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                                             1 YEAR             (9/20/02)
-------------------------------------------------------------------------------------------------------------------
   Institutional Shares
-------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                         1.94%              10.43%
-------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                                     -0.45%               7.60%
-------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund                        1.26%               7.31%
     Shares(1)(2)
-------------------------------------------------------------------------------------------------------------------
   Bear Stearns High Yield Bond Index                                            1.79%             14.80%(4)
-------------------------------------------------------------------------------------------------------------------
   Lehman Brothers High Yield 2% Issuer Cap Index(5)(6)                          2.76%              13.98%

-------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Bear Stearns High Yield Bond Index is comprised of below-investment grade U.S. dollar-denominated corporate bonds. Qualifying bonds must have at least one year remaining term to maturity and a minimum amount outstanding of $100 million. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(4) Since 9/30/02.

(5) The Lehman Brothers High Yield 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The fund has changed its benchmark to the Lehman Brothers High Yield 2% Issuer Cap Index as this index more closely aligns with the fund's current portfolio holdings and principal investment strategies.


34 Phoenix Insight High Yield Bond Fund

PHOENIX INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Intermediate Government Bond Fund has an investment objective to seek to provide a high level of current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in Government Bonds which are defined as:

   o Credit Treasury securities whose interest and principal payments are backed by the full faith and credit of the U.S. government and securities issued by U.S. government agencies and instrumentalities whose interest and principal payments may be supported by the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates),

   o Securities issued by U.S. government agencies whose interest and principal payments are not backed by the full faith and credit of the U.S. government and may be supported by the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan
      Bank); the discretionary authority of the U.S. government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or the credit of the issuer only, and, repurchase agreements collateralized by U.S. government securities.

> The fund's policy of investing at least 80% of its assets in government bonds may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund.


> The fund's subadviser may invest up to 20% of the fund's assets in one or more of the following types of securities, which normally will be investment-grade:


   o  Asset-backed securities

   o  Non-agency mortgage-backed securities

   o  Corporate bonds

> The dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities) generally will be in the intermediate range of between three and ten years.

                            Phoenix Insight Intermediate Government Bond Fund 35

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


36 Phoenix Insight Intermediate Government Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Intermediate Government Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1998                  7.45
                        1999                 -0.80
                        2000                 13.18
                        2001                  7.74
                        2002                 10.39
                        2003                  2.41
                        2004                  3.05
                        2005                  2.49


           BEST QUARTER: Q3 2002 5.22% WORST QUARTER: Q2 2004 -2.45%.

------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                                1 YEAR          5 YEARS         (3/24/97)
------------------------------------------------------------------------------------------------------------------
   Institutional Shares
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                           2.49%            5.17%            6.06%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                        0.89%            3.29%            3.86%
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund          1.63%            3.32%            3.84%
     Shares(1)(2)
------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Intermediate Government Bond Index(3)           1.68%            4.82%            5.76%

------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Lehman Brothers Intermediate Government Bond Index measures intermediate-term bonds issued by the U.S. Treasury, government agencies, and quasi-federal corporations with maturities ranging from 1 to 9.99 years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

                            Phoenix Insight Intermediate Government Bond Fund 37

PHOENIX INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Intermediate Tax-Exempt Bond Fund has an investment objective to seek to provide a high level of current income that is exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES


> The fund normally invests at least 80% of its assets in tax-exempt bonds; generally municipal securities, the income from which is exempt from federal income tax and not subject to the federal alternative minimum tax. The fund may also invest in securities that generate income that is not exempt from federal or state income tax and is subject to the federal alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval.


> Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable. In addition, the fund will normally purchase only securities that are investment grade.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser employs:

   o Interest rate risk management techniques to temper the potential negative impact of interest rate increases on the fund's share price

   o Credit analysis to determine whether the municipalities issuing the bonds are likely to repay their debt


> Under normal market conditions, the fund's investments will have a dollar-weighted average portfolio maturity in a range of three to twelve years.


> The fund also may invest in U.S. government securities and securities with various forms of credit enhancement (such as bank letters of credit). The fund may buy and sell options and interest rate futures contracts to hedge against declines in value of portfolio securities.

38 Phoenix Insight Intermediate Tax-Exempt Bond Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Municipal Market Risk - The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                            Phoenix Insight Intermediate Tax-Exempt Bond Fund 39

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Tax-Exempt Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1997                  6.41
                        1998                  4.94
                        1999                 -0.43
                        2000                 11.21
                        2001                  5.58
                        2002                  9.82
                        2003                  4.64
                        2004                  3.02
                        2005                  2.19


            BEST QUARTER: Q3 2002 4.66% WORST QUARTER: Q2 2004 -2.26%

-----------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                   LIFE OF FUND
  (FOR THE PERIODS ENDING 12/31/05)                               1 YEAR           5 YEAR          (2/23/96)
-----------------------------------------------------------------------------------------------------------------
   Institutional Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                           2.19%            5.02%            5.01%
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                        2.19%            5.02%            4.95%
-----------------------------------------------------------------------------------------------------------------
     Return  After Taxes on Distributions and Sale of Fund         2.97%            4.94%            4.90%
     Shares(1)(2)
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers 3-15 Year Blend Municipal Bond Index((3))       2.25%          5.45%(4)

-----------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade municipal bonds with maturities of 3-15 years. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(4) Since 2/29/96.


40 Phoenix Insight Intermediate Tax-Exempt Bond Fund

PHOENIX INSIGHT SHORT/INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Short/Intermediate Bond Fund has an investment objective to seek to provide a high level of total return, including a competitive level of current income.

PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in bonds with a short/intermediate-term average maturity. The fund normally maintains a dollar-weighted average maturity (or average life with respect to mortgage-backed and asset-backed securities) of between two and five years. The fund's policy of investing at least 80% of its assets in short/intermediate bonds may be changed only upon 60 days written notice to shareholders.


> The fund generally invests in investment grade securities. Investment grade securities are those with credit ratings, at the time of acquisition, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund may invest in bonds and debentures, U.S. government securities, U.S. dollar denominated debt obligations of foreign governments, mortgage-backed and asset-backed securities, municipal securities, zero-coupon securities, other floating/variable rate obligations, and options and interest-rate futures contracts.

Temporary Defensive Strategy. If a defensive position is warranted, the fund may hold short-term U.S. government securities (such as Treasury bills), high-quality money market instruments and cash. When the fund takes such a defensive position, the fund may not be able to meet its investment objective.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Foreign Securities Risk - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

                                 Phoenix Insight Short/Intermediate Bond Fund 41

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


42 Phoenix Insight Short/Intermediate Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Short/Intermediate Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1997                  7.15
                        1998                  7.01
                        1999                  0.81
                        2000                 10.40
                        2001                  7.86
                        2002                  6.40
                        2003                  4.11
                        2004                  2.92
                        2005                  1.36


            BEST QUARTER: Q3 2001 4.16% WORST QUARTER: Q2 2004 -2.22%

--------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                                1 YEAR          5 YEARS         (2/23/96)
--------------------------------------------------------------------------------------------------------------------
   Institutional Shares
--------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                           1.36%            4.50%            5.20%
--------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                        0.02%            2.76%            3.08%
--------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund          0.88%            2.80%            3.11%
     Shares(1)(2)
--------------------------------------------------------------------------------------------------------------------
   Lehman  Brothers Intermediate Government/Credit Bond Index(3)   1.58%            5.49%            5.86%

--------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Lehman Brothers Intermediate Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

                                 Phoenix Insight Short/Intermediate Bond Fund 43

PHOENIX INSIGHT TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Tax-Exempt Bond Fund has an investment objective to seek to provide a high level of current income that is exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

> The fund may also invest in securities that generate income that is not exempt from federal or state income tax and is subject to the federal alternative minimum tax.


> The fund normally invests at least 80% of its assets in tax-exempt bonds, generally municipal securities with varying maturities. These securities generate income that is exempt from federal income tax and not subject to the federal alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval.


> Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable. In addition, the fund will normally purchase only securities that are investment grade.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser employs:

   o Interest rate risk management techniques to temper the potential negative impact of interest rate increases on the fund's share price

   o Credit analysis to determine whether the municipalities issuing the bonds are likely to repay their debt

> The fund also may invest in U.S. government securities and securities with various forms of credit enhancement (such as bank letters of credit). The fund may buy and sell options and interest rate futures contracts to hedge against declines in the value of portfolio securities.

> In pursuit of higher income, the adviser normally favors longer-term bonds that typically mature in ten years or more. In exchange for this higher potential income, investors may experience higher share-price volatility than would occur through investments with shorter maturities.

44 Phoenix Insight Tax-Exempt Bond Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Interest Rate Risk - The risk that bond prices overall will decline because of rising interest rates.

o Leverage Risk - The risk that downward price changes in a security may result in a loss greater than the fund's investment in that security.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Municipal Market Risk - The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

o Prepayment Risk - The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                         Phoenix Insight Tax-Exempt Bond Fund 45

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Tax-Exempt Bond Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over the life of the fund. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1997                  8.55
                        1998                  4.88
                        1999                 -3.07
                        2000                 14.41
                        2001                  6.02
                        2002                 11.42
                        2003                  5.81
                        2004                  3.46
                        2005                  2.76

            BEST QUARTER: Q4 2000 6.20% WORST QUARTER: Q2 2004 -2.69%


--------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                    SINCE INCEPTION
  (FOR THE PERIODS ENDING 12/31/05)                               1 YEAR            5 YEAR           (2/23/96)
--------------------------------------------------------------------------------------------------------------------
   Institutional Shares
--------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                          2.76%             5.85%              5.71%
--------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(1)                       2.57%             5.75%              5.51%
--------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund         3.48%             5.70%              5.49%
     Shares(1)(2)
--------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Municipal Bond Index(3)                        3.51%             5.59%             5.80%(4)

--------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(3) The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


(4) Since 2/29/96.


46 Phoenix Insight Tax-Exempt Bond Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither a fund, nor its' adviser or subadviser, can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


Specific risks of investing in the various Fixed Income Funds are illustrated in the chart below and are described in detail following the chart.


--------------------------------------------------------------------------------------------------------------------
                                          HIGH        INTERMEDIATE      INTERMEDIATE         SHORT/
  RISKS FOR ONE OR              BOND      YIELD       GOVERNMENT         TAX-EXEMPT       INTERMEDIATE    TAX-EXEMPT
  MORE FUNDS                    FUND    BOND FUND      BOND FUND         BOND FUND         BOND FUND      BOND FUND
----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------
  Credit                         X          X             X                 X                 X              X
----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------
  Foreign Securities                        X                                                 X
----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------

  High Yield Securities          X          X

----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------
  Income                         X          X             X                 X                 X              X
----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------
  Interest Rate                  X          X             X                 X                 X              X
----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------
  Leverage                                  X                               X                 X              X
----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------
  Long-Term Maturities           X          X
----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------
  Manager                        X          X             X                 X                 X              X
----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------
  Municipal Market                                                          X                                X
----------------------------- --------- ---------- ----------------- ----------------- ----------------- -----------
  Prepayment                     X          X             X                 X                 X              X
--------------------------------------------------------------------------------------------------------------------

CREDIT RISK

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

FOREIGN SECURITIES RISK

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

                                           Phoenix Insight Fixed Income Funds 47

HIGH YIELD SECURITIES (JUNK BOND) RISK

Securities rated "BB" or below by S&P or "Ba" or below by Moody's are known as "high yield" securities and are commonly referred to as "junk bonds". These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

INCOME RISK

The risk that falling interest rates will cause a fund's income to decline. A fund's dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

INTEREST RATE RISK

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing a fund's duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

LEVERAGE RISK

The risk that downward price changes in a security may result in a loss greater than a fund's investment in the security. This risk exists through the use of certain securities or techniques (e.g., forward or futures contracts, derivative securities or purchases on margin) that tend to magnify changes in an index or market.

LONG-TERM MATURITIES RISK

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities.

MANAGER RISK

The risk that poor security selection will cause a fund to underperform other funds with a similar investment objective.

MUNICIPAL MARKET RISK

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or

48 Phoenix Insight Fixed Income Funds
legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

PREPAYMENT RISK

The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations. As interest rates decline, the issuers of securities held by a fund may prepay principal earlier that scheduled, forcing a fund to reinvest in lower yielding securities. This prepayment may reduce a fund's income. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk.

                                           Phoenix Insight Fixed Income Funds 49

FUND FEES AND EXPENSES - FIXED INCOME FUNDS
--------------------------------------------------------------------------------

The tables below illustrate all fees and expenses that you may pay if you buy and hold Institutional Shares of the Fixed Income Funds.

                                                                                     INSTITUTIONAL
                                                                                        SHARES
                                                                                        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)


Maximum Sales Charge (load) Imposed on Purchases (as a Percentage                        None
of offering price)

Maximum Deferred Sales Charge (load) (as a percentage of
lesser of the value redeemed or the amount invested)                                     None

Maximum Sales Charge (load) Imposed on Reinvested Dividends                              None

Redemption Fee                                                                           None

Exchange Fee                                                                             None

INSTITUTIONAL SHARES


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               HIGH     INTERMEDIATE    INTERMEDIATE       SHORT/
                                              YIELD      GOVERNMENT      TAX-EXEMPT     INTERMEDIATE  TAX-EXEMPT
                                     BOND      BOND         BOND            BOND            BOND         BOND
                                     ----      ----         ----            ----            ----         ----

Management Fees                      0.50%     0.45%        0.45%            0.45%          0.55%        0.45%

 Shareholder Servicing Fees          0.05%     0.05%        0.05%            0.05%          0.05%        0.05%

   Other Expenses                    0.19%     0.30%        0.57%            0.17%          0.16%        0.25%
                                    -------    -------     --------         -------        --------      ------

TOTAL ANNUAL FUND OPERATING

EXPENSES                             0.74%     0.80%        1.07%            0.67%          0.76%        0.75%

   Expense Reduction(a)             (0.09)%      --        (0.52)%          (0.02)%        (0.01)%      (0.10)%

Waiver of Shareholder Servicing
   Fee(b)                           (0.05)%   (0.05)%      (0.05)%          (0.05)%        (0.05)%      (0.05)%

NET ANNUAL FUND OPERATING

EXPENSES                             0.60%     0.75%        0.50%            0.60%          0.70%        0.60%
                                     =====     =====        =====            =====          =====        =====

------------

(a) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes, and extraordinary expenses) through December 31, 2007, so that expenses do not exceed 0.65% of the Institutional Shares of the Bond Fund, 0.55% of the Institutional Shares of the Intermediate Government Bond Fund, 0.65% of the Institutional Shares of the Intermediate Tax-Exempt Bond Fund, 0.75% of the Institutional Shares of the Short/Intermediate Bond Fund, and 0.65% of the Institutional Shares of the Tax-Exempt Bond Fund.


(b) The fund's distributor has contractually agreed to waive the funds' Institutional Shares shareholder servicing fees until April 30, 2007.

EXAMPLE

This example is intended to help you compare the cost of investing in a fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Institutional Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating

50 Phoenix Insight Fixed Income Funds
expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
  FUND                                         1 YEAR           3 YEARS           5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
  Bond                                          $62               $219              $394             $902
-----------------------------------------------------------------------------------------------------------------
  High Yield Bond                               $77               $238              $426             $972
-----------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond                  $52               $258              $510            $1,231
-----------------------------------------------------------------------------------------------------------------
  Intermediate Tax-Exempt Bond                  $62               $207              $366             $828
-----------------------------------------------------------------------------------------------------------------
  Short/Intermediate Bond                       $72               $237              $417             $938
-----------------------------------------------------------------------------------------------------------------
  Tax-Exempt Bond                               $62               $220              $398             $913
-----------------------------------------------------------------------------------------------------------------


The example assumes that the expense reimbursement obligations of the adviser, if any, are in effect through December 31, 2007 and the expense waiver obligations of the distributor, if any, are in effect through April 30, 2007. Thereafter, the examples do not reflect any expense waiver obligations reimbursement.


                                           Phoenix Insight Fixed Income Funds 51

PHOENIX INSIGHT MONEY MARKET FUNDS
--------------------------------------------------------------------------------

INTRODUCTION TO THE PHOENIX INSIGHT MONEY MARKET FUNDS

> Money Market Funds invest in short-term money market instruments issued by banks, other U.S. corporations, the U.S. Government, state or local governments, and other entities. These securities may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed securities and repurchase agreements.

> Money market funds must conform to a number of regulations, including rules that require each fund to:

   o Limit the dollar-weighted average maturity of their investments to 90 days or less

   o  Buy only high-quality, short-term money market instruments


   o  Buy securities with remaining maturities no longer than 397 days


> Each fund's investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund's shareholders. There is no guarantee that a fund will achieve its objective.

> Each fund's principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in detail under "Risks Related to Principal Investment Strategies" on page __.

52 Phoenix Insight Money Market Funds

PHOENIX INSIGHT GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Government Money Market Fund has an investment objective to seek to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

> The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund's subadviser, present minimal credit risks. The fund normally invests at least 80% of its assets in government money market securities which are defined as:

   o U.S. Treasury securities whose interest and principal payments are backed by the full faith and credit of the U.S. government and securities issued by U.S. government agencies and instrumentalities whose interest and principal payments may be supported by the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates);


   o securities whose interest and principal payments are not backed by the full faith and credit of the U.S. government and may be supported by the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); the discretionary authority of the U.S. government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or the credit of the issuer only; and repurchase agreements backed by any of the foregoing securities.

> The fund's policy of investing at least 80% of its assets in government short-term money market instruments may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the adviser to be of comparable quality). No more than 5% of the fund's assets will be invested in securities in the second highest rating category.


> Current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

                                 Phoenix Insight Government Money Market Fund 53

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Counterparty Risk - The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Principal Stability Risk - The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Government Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1996                  5.24
                        1997                  5.48
                        1998                  5.43
                        1999                  5.04
                        2000                  6.24
                        2001                  4.04
                        2002                  1.65
                        2003                  1.02
                        2004                  1.23
                        2005                  3.06

            BEST QUARTER: Q4 2000 1.61% WORST QUARTER: Q3 2003 0.22%

------------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS          10 YEARS
  AVERAGE ANNUAL TOTAL RETURN
  (FOR THE PERIODS ENDING 12/31/05)
------------------------------------------------------------------------------------------------------------------
  Institutional Shares                                            3.06%            2.19%             3.83%
------------------------------------------------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2005 was 4.17% for Institutional Shares.

54 Phoenix Insight Government Money Market Fund

PHOENIX INSIGHT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Money Market Fund has an investment objective to seek to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES


> The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund's subadviser, present minimal credit risks. The fund invests in a broad range of short-term money market instruments, including U.S. government securities, repurchase agreements, as well as bank and commercial obligations. Commercial paper purchased by the fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund will purchase only U.S. dollar-denominated securities. In addition, the fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized rating agencies (or, if not rated, are considered by the subadviser to be of comparable quality). No more than 5% of the fund's assets will be invested in securities in the second highest rating category.

> Current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Counterparty Risk - The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Foreign Securities - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

                                            Phoenix Insight Money Market Fund 55

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Principal Stability Risk - The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies on page __.



PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1996                  5.38
                        1997                  5.66
                        1998                  5.61
                        1999                  5.29
                        2000                  6.46
                        2001                  4.21
                        2002                  1.83
                        2003                  1.10
                        2004                  1.29
                        2005                  3.15


            BEST QUARTER: Q4 2000 1.66% WORST QUARTER: Q1 2004 0.24%

------------------------------------------------------------------------------------------------------------------
                                                                  1 YEAR          5 YEARS          10 YEARS
  AVERAGE ANNUAL TOTAL RETURN
  (FOR THE PERIODS ENDING 12/31/05)
------------------------------------------------------------------------------------------------------------------
  Institutional Shares                                            3.15%            2.31%             3.98%
------------------------------------------------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2005 was 4.20% for Institutional Shares.

56 Phoenix Insight Money Market Fund

PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


Phoenix Insight Tax-Exempt Money Market Fund has an investment objective to seek to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.


PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in high-quality, short-term money market instruments that generate income that is generally exempt from federal income tax and are not subject to the alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval.

> The fund may also invest in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable.

> The fund will invest primarily in U.S. dollar-denominated municipal securities.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. In addition, the fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized rating agencies (or, if not rated, are considered by the subadviser to be of comparable quality).

> Depending on market conditions, the fund may temporarily hold up to 20% of the current value of its assets in securities whose interest income is subject to taxation.

> Current income generally will be lower than the income provided by funds that invest in securities with taxable income or securities with longer maturities or lower quality.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


o Counterparty Risk - The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

                                 Phoenix Insight Tax-Exempt Money Market Fund 57

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Municipal Market Risk - The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

o Principal Stability Risk - The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of above risks, see Risks Related to Principal Investment Strategies, page __.


58 Phoenix Insight Tax-Exempt Money Market Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Tax-Exempt Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Institutional Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]

                    CALENDAR YEAR       ANNUAL RETURN (%)
                        1996                  3.19
                        1997                  3.47
                        1998                  3.35
                        1999                  3.07
                        2000                  3.94
                        2001                  2.70
                        2002                  1.35
                        2003                  0.90
                        2004                  1.00
                        2005                  2.23


            BEST QUARTER: Q4 2000 1.03% WORST QUARTER: Q3 2003 0.19%

------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR THE PERIODS ENDING 12/31/05)                               1 YEAR          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------
  Institutional Shares                                            2.23%            1.63%             2.51%
------------------------------------------------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2005 was 3.20% for Institutional Shares.

                                 Phoenix Insight Tax-Exempt Money Market Fund 59

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Specific risks of investing in the various Money Market Funds are illustrated in the chart below and described in detail following the chart.


----------------------------------------------------------------------------------------------------------------
  RISKS FOR ONE OR                    GOVERNMENT                  MONEY MARKET             TAX-EXEMPT MONEY
  MORE FUNDS                       MONEY MARKET FUND                  FUND                   MARKET FUND
----------------------------- ---------------------------- --------------------------- -------------------------
  Counterparty                             X                           X                          X
----------------------------- ---------------------------- --------------------------- -------------------------
  Credit                                   X                           X                          X
----------------------------- ---------------------------- --------------------------- -------------------------
  Foreign Securities                                                   X
----------------------------- ---------------------------- --------------------------- -------------------------
  Income                                   X                           X                          X
----------------------------- ---------------------------- --------------------------- -------------------------
  Manager                                  X                           X                          X
----------------------------- ---------------------------- --------------------------- -------------------------
  Municipal Market                                                                                X
----------------------------- ---------------------------- --------------------------- -------------------------

  Principal Stability                      X                           X                          X

----------------------------------------------------------------------------------------------------------------

COUNTERPARTY RISK

The risk that a fund incurs when it engages in repurchase, reverse repurchase, derivative, when-issued, forward-commitment, delayed-settlement and securities-lending transactions or other similar transactions with another party, relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to consummate the transaction may result in the fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

CREDIT RISK

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

FOREIGN SECURITIES RISK

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

60 Phoenix Insight Money Market Funds

INCOME RISK

The risk that falling interest rates will cause a fund's income to decline. A fund's dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

MANAGER RISK

The risk that poor security selection will cause a fund to underperform other funds with a similar investment objective.

MUNICIPAL MARKET RISK

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

PRINCIPAL STABILITY RISK

The risk that a money market fund may not be able to maintain a stable net asset value of $1.00 per share.

                                           Phoenix Insight Money Market Funds 61

FUND FEES AND EXPENSES - MONEY MARKET FUNDS
--------------------------------------------------------------------------------


The tables below illustrate all the fees and expenses that you may pay if you buy and hold Institutional Shares of the Money Market Funds.

                                                                                                 INSTITUTIONAL
                                                                                                    SHARES
                                                                                                    ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases                                                    None

Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed           None
or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested Dividends                                         None

Redemption Fee                                                                                      None

Exchange Fee                                                                                        None
                                                                                             -----------------
INSTITUTIONAL SHARES

                                                                   GOVERNMENT        MONEY         TAX-EXEMPT
                                                                  MONEY MARKET       MARKET       MONEY MARKET
                                                                  ------------       ------       ------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

Management Fees                                                     0.10%           0.10%           0.10%

Shareholder Servicing Fees                                          0.05%           0.05%           0.05%

Other Expenses                                                      0.09%           0.08%           0.08%
                                                                  -------          ------          ------

TOTAL ANNUAL FUND OPERATING EXPENSES                                0.24%           0.23%           0.23%
                                                                  =======          ======          ======

Waiver of Shareholder Servicing Fee(a)                             (0.05)%         (0.05)%         (0.05)%

NET ANNUAL FUND OPERATING EXPENSES                                  0.19%           0.18%           0.18%
                                                                  =======          ======          ======

-----------------
(a) The fund's distributor has contractually agreed to waive the funds' Institutional Shares shareholder servicing fees until April 30, 2007.

EXAMPLE

This example is intended to help you compare the cost of investing in Institutional Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   FUND                                        1 YEAR           3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Government Money Market                      $20               $73               $131             $302
-----------------------------------------------------------------------------------------------------------------
   Money Market                                 $19               $70               $125             $289

-----------------------------------------------------------------------------------------------------------------
   Tax-Exempt Money Market                      $19               $70               $125             $289
-----------------------------------------------------------------------------------------------------------------

The example assumes that the expense waiver obligations of the distributor are in effect through April 30, 2007. Thereafter, the examples do not reflect any waiver obligations.

62 Phoenix Insight Money Market Funds

ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS
--------------------------------------------------------------------------------

EQUITY FUNDS


In addition to the Principal Investment Strategies and Related Risks, each of the Equity Funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Each risk is described in the Risks Related to Principal Investment Strategies section starting on page____. Many of the additional investment techniques that a fund may use are more fully described in the Trust's Statement of Additional Information.


------------------------------------------------------------------------------------------------------------------------------
                                        CORE     EMERGING                                            SMALL-CAP      SMALL-CAP
                           BALANCED    EQUITY     MARKETS    EQUITY     INDEX      INTERNATIONAL     OPPORTUNITY      VALUE
  RISKS                      FUND       FUND       FUND       FUND      FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------
  Counterparty                 X          X          X          X         X              X              X              X
------------------------------------------------------------------------------------------------------------------------------
  Credit                                             X                                   X
------------------------------------------------------------------------------------------------------------------------------
  Currency Rate                X
------------------------------------------------------------------------------------------------------------------------------
  Emerging Markets                                                                       X
------------------------------------------------------------------------------------------------------------------------------
  Foreign Securities           X          X                     X                                       X              X
------------------------------------------------------------------------------------------------------------------------------
  Interest Rate                                      X
------------------------------------------------------------------------------------------------------------------------------
  Leverage                     X          X          X          X                                       X              X
------------------------------------------------------------------------------------------------------------------------------
  Small Company                X                                                         X
------------------------------------------------------------------------------------------------------------------------------
  Volatility                   X                                          X
------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS


In addition to the Principal Investment Strategies and Related Risks, each of the Fixed Income Funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Each risk is described in the Risks Related to Principal Investment Strategies section starting on page____, except Market Risk which may be found on page ____. Many of the additional investment techniques that a fund may use are more fully described in the Trust's Statement of Additional Information.


-----------------------------------------------------------------------------------------------------------------------
                                                        INTERMEDIATE   INTERMEDIATE
                                           HIGH YIELD    GOVERNMENT     TAX-EXEMPT    SHORT/INTERMEDIATE   TAX-EXEMPT
 RISKS                         BOND FUND   BOND FUND      BOND FUND     BOND FUND         BOND FUND
-----------------------------------------------------------------------------------------------------------------------
  Counterparty                      X          X             X             X                X                 X
-----------------------------------------------------------------------------------------------------------------------
  Foreign Securities                X                        X
-----------------------------------------------------------------------------------------------------------------------
  High Yield Securities Income      X                                                       X
-----------------------------------------------------------------------------------------------------------------------
  Leverage                          X                        X
-----------------------------------------------------------------------------------------------------------------------
  Market                            X          X             X             X                X                 X
-----------------------------------------------------------------------------------------------------------------------
  Municipal Market                  X
-----------------------------------------------------------------------------------------------------------------------

                                                  Phoenix Insight Funds Trust 63

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. (Phoenix) is the investment adviser to each fund in the Phoenix Insight Funds Trust and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 15 fund companies totaling over 60 mutual funds and as adviser to institutional clients. Phoenix has acted as an investment adviser for over 70 years. As of December 31, 2005, Phoenix had approximately $19.3 billion in assets under management.

Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment program, and for the general operations of the funds, including oversight of the funds' subadvisers. In the case of all of the funds other than the Bond Fund, High Yield Bond Fund, Emerging Markets Fund and International Fund, Phoenix has appointed and oversees the activities of Harris Investment Management, Inc. (HIM) as the investment subadviser for each of the funds. Prior to May 18, 2006, HIM was each funds' investment adviser. In the case of the Bond Fund and High Yield Bond Fund, Phoenix has appointed and oversees the activities of Seneca Capital Management LLC, ("Seneca") as the investment subadviser. In the case of the Emerging Markets Fund and International Fund, Phoenix has appointed and oversees the activities of Vontobel Asset Management, Inc., ("Vontobel") as the investment subadviser.


The funds' each separately pay Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

MANAGEMENT FEES

--------------------------------------------------------------------------------
Balanced Fund                                                     0.50%
--------------------------------------------------------------------------------
Core Equity Fund                                                  0.70
--------------------------------------------------------------------------------
Emerging Markets Fund                                             1.00
--------------------------------------------------------------------------------
Equity Fund                                                       0.70
--------------------------------------------------------------------------------
Index Fund                                                        0.20
--------------------------------------------------------------------------------
International Fund                                                0.85
--------------------------------------------------------------------------------
Small-Cap Growth Fund                                             0.75
--------------------------------------------------------------------------------
Small-Cap Opportunity Fund                                        0.75
--------------------------------------------------------------------------------
Small-Cap Value Fund                                              0.70
--------------------------------------------------------------------------------
Bond Fund                                                         0.50
--------------------------------------------------------------------------------
High Yield Bond Fund                                              0.45
--------------------------------------------------------------------------------
Intermediate Government Bond Fund                                 0.45
--------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond Fund                                 0.45
--------------------------------------------------------------------------------
Short/Intermediate Bond Fund                                      0.55
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund                                              0.45
--------------------------------------------------------------------------------


64 Phoenix Insight Funds Trust

The Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund each pay Phoenix 0.14% of the fund's first $100 million of net assets plus 0.10% of the fund's remaining net assets.

THE SUBADVISERS

HIM is the subadviser to all of the funds, except Emerging Markets Fund, International Fund, Bond Fund and High Yield Bond Fund, and is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603. HIM has been an investment adviser since 1989. HIM is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2005, HIM had approximately $21.7 billion in assets under management.

Vontobel (formerly named Vontobel USA Inc.) is the subadviser to the Emerging Markets Fund and International Fund and is located at 450 Park Avenue, New York, NY 10022. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of December 31, 2005, Vontobel managed in excess of $4 billion.

Seneca is the subadviser to the Bond Fund and High Yield Bond Fund and is located at 909 Montgomery Street, San Francisco, CA 94133. Seneca acts as subadviser to four fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Seneca had $10.7 billion in assets under management. Seneca has been an investment adviser since 1989.

Phoenix pays HIM a subadvisory fee at the following rates:

--------------------------------------------------------------------------------
Balanced Fund                                                   0.28%
--------------------------------------------------------------------------------
Core Equity Fund                                                0.38
--------------------------------------------------------------------------------
Equity Fund                                                     0.38
--------------------------------------------------------------------------------
Index Fund                                                      0.13
--------------------------------------------------------------------------------
Small-Cap Growth Fund                                           0.405
--------------------------------------------------------------------------------
Small-Cap Opportunity Fund                                      0.405
--------------------------------------------------------------------------------
Small-Cap Value Fund                                            0.38
--------------------------------------------------------------------------------
Intermediate Government Bond Fund                               0.255
--------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond Fund                               0.255
--------------------------------------------------------------------------------
Short/Intermediate Bond Fund                                    0.305
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund                                            0.255
--------------------------------------------------------------------------------


                                                  Phoenix Insight Funds Trust 65

With respect to the Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund, Phoenix pays HIM a subadvisory fee at the annual rate of 0.07% of each fund's first $100 million of net assets plus 0.05% of the fund's remaining net assets.


For each fund, the subadvisory fee payable to HIM will be reduced by 50% of any reimbursements or waivers by Phoenix.

Phoenix pays Vontobel a subadvisory fee at the following rates:


--------------------------------------------------------------------------------

                           First $200 million     Net assets over   All Assets
                                                    $200 million
--------------------------------------------------------------------------------
 Emerging Markets Fund           0.50%                 0.45%            --
--------------------------------------------------------------------------------
 International Fund                --                     --            0.425%

--------------------------------------------------\-----------------------------

Phoenix pays Seneca a subadvisory fee at the following rates:

--------------------------------------------------------------------------------
 Bond Fund                                                      0.25%
--------------------------------------------------------------------------------
 High Yield Bond Fund                                           0.225%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' approving the advisory agreement with Phoenix and the subadvisory agreements with HIM, Vontobel and Seneca is expected to be in the funds' semi-annual report to shareholders for the period ending June 30, 2006.

PORTFOLIO MANAGERS OF THE PHOENIX INSIGHT EQUITY FUNDS

BALANCED FUND

C. THOMAS JOHNSON, CFA, Senior Partner, Head of Equities and Portfolio Manager
(HIM)
Mr. Johnson joined HIM in 1990. He has served as manager of the fund since it commenced operations in 1997 and has 36 years of experience in portfolio management. Mr. Johnson is also a manager of the Small-Cap Opportunity Fund.

LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager (HIM) Prior to joining HIM in 1994, Ms. Alter served as portfolio manager for a major mutual fund investment management firm. She has 21 years of experience in the fixed-income investment area and has served as a manager of the fund since 2005. Ms. Alter is also a manager of the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-exempt Bond Fund.

DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Prior to joining HIM in 1994, Mr. Sido served as portfolio manager for a trust company, managing equity and fixed income portfolios. He has over 22 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Sido is also a manager of the Core Equity Fund, the Equity Fund, the Index Fund, and the Small-Cap Opportunity Fund.


MAUREEN SVAGERA, CFA, Senior Partner and Portfolio Manager (HIM)
Prior to joining HIM in 1994, Ms. Svagera was Principal/Vice President at an investment management firm where she focused on the mortgage- and asset-backed securities markets.


66 Phoenix Insight Funds Trust

She has 23 years of experience in the fixed-income market and was appointed as a manager of the fund in May 2006. Ms. Svagera is also a manager of the Intermediate Government Bond Fund and the Short/Intermediate Bond Fund.

CORE EQUITY FUND


T. ANDREW JANES, J.D., CFA, Partner and Portfolio Manager (HIM)
Mr. Janes joined HIM in 1999. He has served as lead manager of the fund since then and has 20 years of portfolio management, investment research and trust administration experience. Mr. Janes is also a manager of the Equity Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund.


DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Mr. Sido was appointed as a manager of the fund in 2005. See information for the Balanced Fund.

MARK WIMER, CFA, Principal and Portfolio Manager (HIM)
Prior to joining HIM in 2006, Mr. Wimer over the past five years was Director of Quantitative Research at an investment management firm and also worked in investment model development, consulting, sales and marketing and risk analysis for a full service financial services firm. He has 11 years of total investment management experience and was appointed as a manager of the fund in May 2006. Mr. Wimer is also a manager of the Equity Fund and the Index Fund.

EMERGING MARKETS FUND

RAJIV JAIN, Managing Director and Senior Vice President (Vontobel)
Mr. Jain is a Senior Portfolio Manager in the International Equity Group and has 17 years of investment management experience. Mr. Jain joined Vontobel Asset Management, Inc. in 1994. Before joining Vontobel he held a portfolio management position at Swiss Bank Corporation. Mr. Jain was appointed as a manager of the fund in May 2006.

EQUITY FUND

DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Mr. Sido has served as lead manager of the fund since 2003. See information for the Balanced Fund.


T. ANDREW JANES, J.D., CFA, Partner and Portfolio Manager (HIM)
Mr. Janes has served as a manager of the fund since 2005. See information for the Core Equity Fund.


MARK WIMER, CFA, Principal and Portfolio Manager (HIM)
Mr. Wimer was appointed as manager of the fund in May 2006. See information for the Core Equity Fund.

INDEX FUND

DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Mr. Sido has served as lead manager of the fund since 2004. See information for the Balanced Fund.

                                                  Phoenix Insight Funds Trust 67

MARK WIMER, CFA, Principal and Portfolio Manager (HIM)
Mr. Wimer was appointed as manager of the fund in May 2006. See information for the Core Equity Fund.

INTERNATIONAL FUND

RAJIV JAIN, Managing Director and Senior Vice President (Vontobel)
Mr. Jain was appointed as a manager of the fund in May 2006. See information for Emerging Market Fund.

SMALL-CAP GROWTH FUND


T. ANDREW JANES, J.D., CFA, Partner and Portfolio Manager (HIM)
Mr. Janes has served as a manager of the fund since 2005. See information for the Core Equity Fund.


WILLIAM O. LESZINSKE, President and Chief Investment Officer (HIM)
Mr. Leszinske joined HIM in 1995. He has served as a manager of the fund since 2005 and has 38 years of portfolio management and investment research experience. Mr. Leszinske is also a manager of the Small-Cap Value Fund.


THOMAS P. LETTENBERGER, CFA, Principal and Portfolio Manager
Prior to joining HIM in 2005, Mr. Lettenberger was a portfolio manager at an asset management firm from 2000 to 2005 with responsibility for institutional and mutual fund accounts. He has 8 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Lettenberger is also a manager of the Small-Cap Opportunity Fund and the Small-Cap Value Fund.

JASON BULINSKI, Principal and Portfolio Manager
Prior to joining HIM in 2003, Mr. Bulinski was a credit associate for a large banking institution from 2001 to 2003 and served as co-manager of an endowment fund for a university from 2002 to 2004. He has 4 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Bulinski is also a manager of the Small-Cap Opportunity Fund and the Small-Cap Value Fund.

TODD SANDERS, CFA, Principal, Portfolio Manager
Prior to joining HIM in 2006, Mr. Sanders was a portfolio manager for an investment management firm from 1998 to 2006. He has a total of 14 years of industry experience, including portfolio management and quantitative analysis, and was appointed as a manager of the fund in May 2006. Mr. Sanders is also a manager of the Small-Cap Opportunity and Small-Cap Value Funds.


SMALL-CAP OPPORTUNITY FUND

C. THOMAS JOHNSON, CFA, Senior Partner, Head of Equities and Portfolio Manager
(HIM)
Mr. Johnson has served as a manager of the fund since 2005. See information for the Balanced Fund.

68 Phoenix Insight Funds Trust

DANIEL L. SIDO, Senior Partner and Portfolio Manager (HIM)
Mr. Sido has served as a manager of the fund since 2005. See information for the Balanced Fund.

THOMAS P. LETTENBERGER, CFA, Principal and Portfolio Manager
Mr. Lettenberger was appointed as a manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

JASON BULINSKI, Principal and Portfolio Manager
Mr. Bulinski was appointed as a manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

TODD SANDERS, CFA, Principal, Portfolio Manager
Mr. Sanders was appointed as a manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

SMALL-CAP VALUE FUND


T. ANDREW JANES, J.D., CFA, Partner and Portfolio Manager (HIM)
Mr. Janes has served as a manager of the fund since 2005. See information for the Core Equity Fund.


WILLIAM O. LESZINSKE, President and Chief Investment Officer (HIM)
Mr. Leszinske has served as a manager of the fund since 2005. See information for the Small-Cap Growth Fund.

THOMAS P. LETTENBERGER, CFA, Principal and Portfolio Manager
Mr. Lettenberger was appointed as lead manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

JASON BULINSKI, Principal and Portfolio Manager
Mr. Bulinski was appointed as a manager of the fund in May 2006. See information for Small-Cap Growth Fund.

TODD SANDERS, CFA, Principal, Portfolio Manager
Mr. Sanders was appointed as a manager of the fund in May 2006. See information for the Small-Cap Growth Fund.

PORTFOLIO MANAGERS OF THE PHOENIX INSIGHT FIXED INCOME FUNDS

BOND FUND


ALBERT GUTIERREZ, Fixed Income Chief Investment Officer, Executive Committee, Chair (Seneca)
Prior to joining Seneca in 2002, Mr. Gutierrez headed the portfolio management, trading and investment systems at American General Investment Management from 2000 to 2002, and served in a similar capacity for twelve years at Conseco Capital Management. Mr. Gutierrez was appointed as a manager of the fund in May 2006. He is also a manager of the High Yield Bond Fund.



                                                  Phoenix Insight Funds Trust 69

AL ALAIMO, Fixed Income Portfolio Manager & Director of Research (Seneca)
Prior to joining Seneca in 2001, Mr. Alaimo was Managing Director of Banc of America Securities LLC. Mr. Alaimo was appointed as a manager of the fund in May 2006. He is also a manager of the High Yield Bond Fund.


ROBERT L. BISHOP, Fixed Income Portfolio Manager and Trader
Prior to joining Seneca in 2002, Mr. Bishop was in Corporate Bond Sales with Merrill Lynch from 1989 to 2002. He has 26 years of investment experience and was appointed as a manager of the fund in May 2006.

ANDREW S. CHOW, Fixed Income Portfolio Manager and Analyst
Prior to joining Seneca in 2002, Mr. Chow was a portfolio manager for a sizeable and highly ranked convertible bond fund at ING Pilgrim from 2000 to 2002. Mr. Chow was appointed as a manager of the fund in May 2006.


HIGH YIELD BOND FUND

ALBERT GUTIERREZ, Fixed Income CIO, Executive Committee, Chair (Seneca) Mr. Gutierrez was appointed as a manager of the fund in May 2006. See information for the Bond Fund.


THOMAS N. HAAG, Fixed Income Portfolio Manager (Seneca)
Prior to joining Seneca in 2002, Mr. Haag managed a large high yield fund, managed a high yield trading operation and led a distressed securities group with Lutheran Brotherhood from 1986 to 2002. Mr. Haag was appointed as a manager of the fund in May 2006.


AL ALAIMO, Fixed Income Portfolio Manager & Director of Research (Seneca)
Mr. Alaimo was appointed as a manager of the fund in May 2006. See information for the Bond Fund.

INTERMEDIATE GOVERNMENT BOND FUND


MAUREEN SVAGERA, CFA, Senior Partner and Portfolio Manager (HIM)
Ms. Svagera has served as lead manager of the fund since 1997. See information for the Balanced Fund.


LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager (HIM) Ms. Alter has served as a manager of the fund since 2005. See information for the Balanced Fund.

CAROL H. LYONS, Partner and Portfolio Manager (HIM)
Ms. Lyons joined HIM in 1995. She was appointed a manager of the fund in May 2006 and has 26 years of fixed income portfolio management and sales experience. Ms. Lyons is also a manager of the Short/Intermediate Bond Fund.

70 Phoenix Insight Funds Trust

INTERMEDIATE TAX-EXEMPT BOND FUND


GEORGE W. SELBY, CPA, Partner and Portfolio Manager (HIM)
Prior to joining HIM in 1998, Mr. Selby served as Executive Director of Municipal Bond Sales for a brokerage firm. He has 23 years of municipal bond sales experience and has served as lead manager of the fund since 1998. Mr. Selby is also a manager of the Tax-Exempt Bond Fund.


KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Prior to joining HIM in 1995, Ms. Keywell served as an Associate Portfolio Manager for the trust department of a large banking institution. She has 14 years of investment management experience and has served as a manager of the fund since 2005. Ms. Keywell is also a manager of the Tax-Exempt Bond Fund, the Government Money Market Fund, the Money Market Fund and the Tax-Exempt Money Market Fund.

LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager (HIM) Ms. Alter was appointed as a manager of the fund in May 2006. See information for the Balanced Fund.

SHORT/INTERMEDIATE BOND FUND

LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager (HIM) Ms. Alter has served as co-lead manager of the fund since 1994. See information for the Balanced Fund.


MAUREEN SVAGERA, CFA, Senior Partner and Portfolio Manager (HIM)
Ms. Svagera has served as co-lead manager of the fund since 1996. See information for the Balanced Fund.

CAROL H. LYONS, CFA, Partner and Portfolio Manager (HIM)
Ms. Lyons has served as a manager of the fund since 2005. See information for the Intermediate Government Bond Fund.


TAX-EXEMPT BOND FUND


GEORGE W. SELBY, CPA, Partner and Portfolio Manager (HIM)
Mr. Selby has served as lead manager of the fund since 1998. See information for the Intermediate Tax-Exempt Bond Fund.


KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell has served as a manager of the fund since 2005. See information for the Intermediate Tax-Exempt Bond Fund.

LAURA ALTER, Senior Partner, Head of Fixed Income and Portfolio Manager (HIM) Ms. Alter was appointed as a manager of the fund in May 2006. See information for the Balanced Fund.

                                                  Phoenix Insight Funds Trust 71

PORTFOLIO MANAGERS OF THE PHOENIX INSIGHT MONEY MARKET FUNDS

GOVERNMENT MONEY MARKET FUND

PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts joined HIM in 1995. He has 12 years of investment management experience and has served as lead manager of the fund since 2004. Mr. Arts is also a manager of the Money Market Fund and the Tax-Exempt Money Market Fund.

BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager joined HIM in 1996. He has 10 years of investment management experience and has served as a manager of the fund since 2004. Mr. Eager is also a manager of the Money Market Fund and the Tax-Exempt Money Market Fund.

KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell was appointed as a manager of the fund in May 2006. See information for the Intermediate Tax-Exempt Bond Fund.

MONEY MARKET FUND

PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts has served as lead manager of the fund since 2004. See information for the Government Money Market Fund.

BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager has served as a manager of the fund since 2004. See information for the Government Money Market Fund.

KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell was appointed as a manager of the fund in 2006. See information for the Intermediate Tax-Exempt Bond Fund.

TAX-EXEMPT MONEY MARKET FUND

KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell has served as lead manager of the fund since 1998. See information for the Intermediate Tax-Exempt Bond Fund.

PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts has served as a manager of the fund since 2004. See information for the Government Money Market Fund.

BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager was appointed as a manager of the fund in May 2006. See information for the Government Money Market Fund.

Please refer to the Statement of Additional Information for additional information about each funds Portfolio Managers including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

72 Phoenix Insight Funds Trust

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

      o  adding the values of all securities and other assets of the fund;

      o  subtracting liabilities; and

      o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

For Non-Money Market Funds, the net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. The net asset value per share of each class of the Tax-Exempt Money Market Fund is determined as of 12:00 Noon, Eastern time. The net asset value per share of each class of the Government Money Market Fund is determined as of 3:00 PM eastern time and the net asset value per share of the Money Market Fund is calculated twice daily, as of 12:00 Noon eastern time and as of 3:00 PM eastern time. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's

                                                  Phoenix Insight Funds Trust 73
shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities where the trading market is unusually thin or trades have been infrequent; (ii) debt securities that have recently gone into default and for which there is no current market quotation; (iii) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (iv) securities of an issuer that has entered into a restructuring; (v) a security whose price as provided by any pricing source, does not, in the opinion of the adviser, reflect the security's market value; and (vi) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the company's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and
(xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

74 Phoenix Insight Funds Trust

AT WHAT PRICE ARE SHARES PURCHASED?


All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on the net asset value next calculated after your order has been received by the authorized agent. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.



PURCHASE REQUIREMENTS
--------------------------------------------------------------------------------


Institutional Shares are offered primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, Harris Bank and its affiliates, endowments, foundations and corporations. If you are eligible to purchase and do purchase Institutional Shares, you will pay no sales charge at anytime. There are no distribution and services fees applicable to Institutional Shares. For additional information about purchasing Institutional Shares, please contact Institutional Trading Services by calling (877) 252-9076.


To purchase Institutional Shares, you must initially purchase shares whose net asset value meets or exceeds $100,000. There is no minimum subsequent investment requirement.


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNt

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

      o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

      o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

      o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

                                                  Phoenix Insight Funds Trust 75

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.



HOW TO BUY SHARES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
--------------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------
Through express delivery            Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.
--------------------------------------------------------------------------------

By Federal Funds wire               Call us at (877) 252-9076.

--------------------------------------------------------------------------------
By Investo-Matic                    Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------

By telephone exchange               Call us at (877) 252-9076.

--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.

76 Phoenix Insight Funds Trust

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check. For the Money Market Funds, in the case of requests received by 12:00 Noon (Eastern time); redemption proceeds generally will be sent by 2:30 p.m. (Eastern time), in the case of requests received by 3:30 p.m. (Eastern time), payment generally will be made by 5:00 p.m. (Eastern time); and in the case of requests received after 3:30 p.m. (Eastern time), payment generally will be made the next business day.


--------------------------------------------------------------------------------
                                     TO SELL SHARES
--------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
--------------------------------------------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number and number of shares or
                                    dollar value you wish to sell.
--------------------------------------------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the
                                    registered owner's name, fund and account
                                    number and number of shares or dollar value
                                    you wish to sell.
--------------------------------------------------------------------------------

By telephone                        Requests can be made by calling (877)
                                    252-9076. Certain restrictions may apply for
                                    requests over $50,000.
--------------------------------------------------------------------------------
By telephone exchange               Call us at (877) 252-9076.

--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Except for the Money Market Funds, each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large


                                                  Phoenix Insight Funds Trust 77
redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (877) 252-9076.


Redemptions by Mail

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

   Send a clear letter of instruction if all of these apply:

   o  The proceeds do not exceed $50,000.

   o  The proceeds are payable to the registered owner at the address on record.

   Send a clear letter of instruction with a signature guarantee when any of these apply:


   o  You are selling more than $50,000 worth of shares.


   o  The name or address on the account has changed within the last 30 days.

   o You want the proceeds to go to a different name or address than on the account.


> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (877) 252-9076.


If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing;

78 Phoenix Insight Funds Trust
in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCHANGE PRIVILEGES


You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (877) 252-9076, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.


      o You may exchange Institutional Shares of one fund for Institutional Shares of another Phoenix Fund offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


      o Exchanges may be made by telephone ((877) 252-9076) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


      o The amount of the exchange must be equal to or greater than the minimum initial investment required.

      o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

The Equity Funds and Fixed Income Funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

      o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

                                                  Phoenix Insight Funds Trust 79

      o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

      o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the International Fund and the Emerging Markets Fund may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

80 Phoenix Insight Funds Trust

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the funds' top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until

                                                  Phoenix Insight Funds Trust 81
full portfolio holdings information becomes publicly available. A full listing of the funds' portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.



INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

CHECKWRITING is available for Class A Shares of the Money Market Funds. If you are an investor in one of these funds and have completed the checkwriting portion of your application and signature card, you may redeem shares by writing a check against your account. When a check is presented to the transfer agent for payment, the fund's custodian will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check.

82 Phoenix Insight Funds Trust

You will continue to earn income on your shares until the check is presented to the transfer agent for payment. The minimum check amount is $500.

This privilege is not available for IRAs, SEP-IRAs, 401(k), 403(b), Keough and other retirement accounts.

The checkwriting privilege is subject to the customary rules and regulations governing checkwriting:

> For joint tenant accounts, each shareholder must sign each check, unless the shareholders have authorized fewer signatures and such election is on file with the fund's transfer agent.

> A sufficient number of shares is required to cover the amount of the check. If you do not own enough shares to cover a check when presented, the check will be returned to the payee marked "insufficient funds".

> A check may be returned if it is for less than $500 or if the check would require the redemption of shares purchased by check or electronic funds transfer within the ten previous business days.

The funds and the custodian reserve the right to terminate or modify the checkwriting privilege or to impose a service fee in connection with the privilege.

Charges may be imposed for returned checks, stop-payment orders, copies of cancelled checks and other special services.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the funds' top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the funds' portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


                                                  Phoenix Insight Funds Trust 83

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below, and to distribute net realized capital gains, if any, annually.

-------------------------------------------------------------------------------
   FUND                                                  DIVIDEND PAID
-------------------------------------------------------------------------------
   Balanced Fund                                           Quarterly
-------------------------------------------------------------------------------

   Core Equity Fund                                       Semi-annually
-------------------------------------------------------------------------------
   Emerging Markets Fund                                  Semi-annually

-------------------------------------------------------------------------------
   Equity Fund                                             Quarterly
-------------------------------------------------------------------------------
   Index Fund                                              Quarterly
-------------------------------------------------------------------------------

   International Fund                                     Semi-annually
-------------------------------------------------------------------------------
   Small-Cap Growth Fund                                  Semi-annually
-------------------------------------------------------------------------------
   Small-Cap Opportunity Fund                             Semi-annually
-------------------------------------------------------------------------------
   Small-Cap Value Fund                                   Semi-annually
-------------------------------------------------------------------------------
   Bond Fund                                               Monthly(1)
-------------------------------------------------------------------------------
   High Yield Bond                                         Monthly(1)
-------------------------------------------------------------------------------
   Intermediate Government Bond Fund                       Monthly(1)
-------------------------------------------------------------------------------
   Intermediate Tax-Exempt Bond Fund                       Monthly(1)
-------------------------------------------------------------------------------
   Short/Intermediate Bond Fund                            Monthly(1)
-------------------------------------------------------------------------------
   Tax-Exempt Bond Fund                                    Monthly(1)
-------------------------------------------------------------------------------
   Government Money Market Fund                            Monthly(1)
-------------------------------------------------------------------------------
   Money Market Fund                                       Monthly(1)
-------------------------------------------------------------------------------
   Tax-Exempt Money Market Fund                            Monthly(1)
-------------------------------------------------------------------------------
(1) Although a dividend is paid monthly, it is accrued daily.


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

84 Phoenix Insight Funds Trust

MASTER FUND/FEEDER FUND STRUCTURE
--------------------------------------------------------------------------------

The Board of Trustees has the authority to convert any fund to a "feeder" fund in a Master Fund/Feeder Fund Structure in which the fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.




                                                  Phoenix Insight Funds Trust 85

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). For periods after December 31, 2001, this information has been audited by the funds' previous independent registered public accounting firm, KPMG LLP. The information for the year ended December 31, 2001 was audited by other independent registered public accountants. Their report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.

                                NET                            NET
                               ASSET                      REALIZED AND    DISTRIBUTIONS  DISTRIBUTIONS  REDEMPTION
                               VALUE            NET        UNREALIZED       FROM NET       FROM NET     FEES ADDED
                             BEGINNING      INVESTMENT     GAIN/(LOSS)     INVESTMENT      REALIZED     TO PAID-IN
                             OF PERIOD        INCOME     ON INVESTMENTS      INCOME         GAINS        CAPITAL
--------------------------------------------------------------------------------------------------------------------
BALANCED FUND

12/31/05                      $14.99          $0.296         $0.812         $(0.295)      $(1.083)         $  --
12/31/04                       13.50           0.272          1.504          (0.272)       (0.014)            --
12/31/03                       11.54           0.251          1.958          (0.249)           --             --
12/31/02                       13.01           0.310         (1.470)         (0.310)           --             --
12/31/01                       13.27           0.362         (0.216)         (0.364)       (0.042)            --

-------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND

12/31/05                      $21.91          $0.117         $1.837         $(0.123)      $(2.551)         $  --
12/31/04                       20.44           0.144          2.544          (0.134)       (1.084)            --
12/31/03                       15.73           0.083          4.710          (0.083)           --             --
12/31/02                       20.96           0.053         (4.953)         (0.052)       (0.278)            --
12/31/01                       24.84           0.031         (3.031)         (0.025)       (0.855)            --

-------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND

12/31/05                      $11.01          $0.145         $3.151         $(0.112)      $(1.764)         $  --
12/31/04                       10.03           0.106          1.843          (0.110)       (0.860)        0.001(4)
12/31/03                        6.66           0.046          3.355          (0.033)           --         0.002(4)
12/31/02                        6.80           0.019         (0.148)         (0.015)           --         0.004(4)
12/31/01                        6.88           0.043         (0.085)         (0.038)           --             --

-------------------------------------------------------------------------------------------------------------------
EQUITY FUND

12/31/05                      $13.44          $0.170         $1.513         $(0.173)      $(1.070)         $  --
12/31/04                       11.48           0.111          1.961          (0.112)           --             --
12/31/03                        8.98           0.065          2.501          (0.066)           --             --
12/31/02                       11.43           0.056         (2.449)         (0.057)           --             --
12/31/01                       12.55           0.062         (0.426)         (0.062)       (0.694)            --

-------------------------------------------------------------------------------------------------------------------
INDEX FUND

12/31/05                      $22.09          $0.380         $0.808         $(0.369)      $(3.224)       $0.005(4)
12/31/04                       21.55           0.362          1.844          (0.357)       (1.309)            --
12/31/03                       18.06           0.275          4.726          (0.275)       (1.236)            --
12/31/02                       23.91           0.244         (5.501)         (0.243)       (0.350)            --
12/31/01                       28.39           0.241         (3.742)         (0.242)       (0.737)            --


86 Phoenix Insight Funds Trust


                                                                          RATIO OF
                                                                         EXPENSES TO  RATIO OF NET
                                                           RATIO OF      AVERAGE NET   INVESTMENT
                                                         EXPENSES TO       ASSETS       INCOME TO     PORTFOLIO
     NET ASSET VALUE        TOTAL     NET ASSETS END     AVERAGE NET     (EXCLUDING    AVERAGE NET    TURNOVER
      END OF PERIOD        RETURN     OF PERIOD (000)       ASSETS         WAIVERS)       ASSETS        RATE
----------------------------------------------------------------------------------------------------------------
         $14.72              7.45%         $ 71,570           0.79%         0.84%          1.95%       61.49%
          14.99             13.32            64,065           0.88          0.95           1.94        65.60
          13.50             19.33            56,553           0.88          1.04           2.05        76.53
          11.54             (9.02)           47,015           0.88          1.12           2.50        69.89
          13.01              1.21            52,552           0.88          1.10           2.77        65.21

----------------------------------------------------------------------------------------------------------------

         $21.19              8.97%         $135,587           0.93%         0.97%          0.54%       79.92%
          21.91             13.32           128,125           1.00          1.02           0.67        83.50
          20.44             30.49           127,233           1.10          1.23           0.47        76.15
          15.73            (23.54)           98,487           1.10          1.24           0.27        67.66
          20.96            (12.31)          150,175           1.10          1.21           0.14        41.63

----------------------------------------------------------------------------------------------------------------

         $12.43             31.23%         $329,081           1.45%         1.60%          1.20%       42.91%
          11.01             20.04           302,250           1.58          1.60           0.92        49.13
          10.03             51.11           289,492           1.58          1.61           0.83        19.99
           6.66             (1.84)           96,652           1.66          1.71           0.41        34.20
           6.80             (0.60)           40,063           1.74          1.89           0.78        26.93

----------------------------------------------------------------------------------------------------------------

         $13.88             12.52%        $261,584            0.87%         0.91%          1.20%       62.67%
          13.44             18.14          244,336            0.94          0.94           0.91        72.72
          11.48             28.68          229,673            0.94          0.96           0.63        81.21
           8.98            (20.99)         238,301            0.95          0.97           0.53        61.83
          11.43             (3.00)         313,186            0.94          0.95           0.51        77.79

----------------------------------------------------------------------------------------------------------------

         $19.69              5.38%        $ 76,163            0.40%         0.45%          1.45%        6.34%
          22.09             10.48          311,422            0.43          0.43           1.59         2.67
          21.55             28.11          353,889            0.43          0.47           1.37         1.72
          18.06            (22.21)         354,499            0.45          0.53           1.18         6.42
          23.91            (12.30)         432,923            0.45          0.50           0.93         4.26


                                                  Phoenix Insight Funds Trust 87

-------------------------------------------------------------------------------


                                NET                            NET
                               ASSET                      REALIZED AND    DISTRIBUTIONS  DISTRIBUTIONS  REDEMPTION
                               VALUE            NET        UNREALIZED       FROM NET       FROM NET     FEES ADDED
                             BEGINNING      INVESTMENT     GAIN/(LOSS)     INVESTMENT      REALIZED     TO PAID-IN
                             OF PERIOD        INCOME     ON INVESTMENTS      INCOME         GAINS        CAPITAL
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND

12/31/05                      $15.70         $0.214         $1.919         $(0.193)         $  --          $  --
12/31/04                       13.63          0.135          2.081          (0.146)            --             --
12/31/03                        9.81          0.165          3.800          (0.160)            --         0.015(4)
12/31/02                       11.54          0.092         (1.808)         (0.068)            --         0.054(4)
12/31/01                       14.36          0.055         (2.825)         (0.050)            --             --

-------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH FUND

12/31/05                      $13.71        $(0.025)        $0.512            $  --       $(0.637)         $  --
12/31/04                       11.39         (0.064)         2.384               --             --             --
12/31/03                        7.68         (0.044)         3.754               --             --             --
12/31/02                        9.68         (0.032)        (1.968)              --             --             --
12/31/01                       10.00         (0.014)        (0.306)              --             --             --

-------------------------------------------------------------------------------------------------------------------
SMALL-CAP OPPORTUNITY FUND

12/31/05                      $24.64         $0.042         $1.133         $(0.045)      $(4.294)       $0.004(4)
12/31/04                       22.74          0.083          5.161          (0.059)       (3.322)        0.037(4)
12/31/03                       15.12         (0.024)         7.881              --        (0.238)        0.001(4)
12/31/02                       17.70         (0.086)        (2.496)             --            --         0.002(4)
12/31/01                       19.88         (0.119)        (1.792)             --        (0.269)           --

-------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND

12/31/05                      $50.67         $0.266         $4.246         $(0.241)      $(7.581)       $0.040(4)
12/31/04                       45.10          0.333         12.228          (0.274)       (6.826)        0.109(4)
12/31/03                       31.79          0.408         13.260          (0.360)            --         0.002(4)
12/31/02                       36.88          0.154         (4.814)         (0.131)       (0.306)        0.007(4)
12/31/01                       37.35          0.117          1.931          (0.117)       (2.401)            --

-------------------------------------------------------------------------------------------------------------------
BOND FUND

12/31/05                      $10.22           $0.453        $(0.210)        $(0.455)       $  --        $0.002(4)
12/31/04                       10.27            0.456         (0.047)         (0.459)          --             --
12/31/03                       10.38            0.508         (0.110)         (0.508)          --             --
12/31/02                       10.25            0.582          0.130          (0.582)          --             --
12/31/01                       10.06            0.631          0.190          (0.631)          --             --

---------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND

12/31/05                      $13.07           $0.831        $(0.592)        $(0.832)      $(0.037)         $  --
12/31/04                       12.83            0.878          0.431          (0.878)       (0.191)            --
12/31/03                       11.74            0.887          1.175          (0.887)       (0.085)            --
9/23/02(3) to 12/31/02         11.55            0.256          0.190          (0.256)           --             --



88 Phoenix Insight Funds Trust


                                                                          RATIO OF
                                                                         EXPENSES TO  RATIO OF NET
                                                           RATIO OF      AVERAGE NET   INVESTMENT
                                                         EXPENSES TO       ASSETS       INCOME TO     PORTFOLIO
     NET ASSET VALUE        TOTAL     NET ASSETS END     AVERAGE NET     (EXCLUDING    AVERAGE NET    TURNOVER
      END OF PERIOD        RETURN     OF PERIOD (000)       ASSETS         WAIVERS)       ASSETS        RATE
----------------------------------------------------------------------------------------------------------------

        $17.64             13.60%        $242,629            1.19%          1.34%          1.33%       44.03%
         15.70             16.48          210,109            1.33           1.35           0.96        27.84
         13.63             40.44          171,921            1.36           1.39           1.40        35.15
          9.81            (14.41)         141,034            1.40           1.43           0.85        22.38
         11.54            (19.29)         177,337            1.36           1.37           0.75        38.32

----------------------------------------------------------------------------------------------------------------

        $13.56              3.40%        $ 20,626            0.96%          1.46%         (0.38)%     100.38%
         13.71             20.37            7,396            1.00           1.48          (0.53)       99.76
         11.39             48.31            8,506            1.00           1.44          (0.48)      124.27
          7.68            (20.66)           7,278            1.00           1.36          (0.38)      107.48
          9.68             (3.20)(2)        7,854            1.00(1)        2.53(1)       (0.15)(1)    59.94(1)

----------------------------------------------------------------------------------------------------------------

        $21.48              4.55%        $480,501            0.94%          0.97%          0.16%       76.08%
         24.64             24.16(5)       544,635            1.00           1.00           0.36        63.79
         22.74             52.02          472,228            1.20           1.25          (0.13)       83.34
         15.12            (14.58)         323,683            1.20           1.27          (0.51)       76.97
         17.70             (9.65)         411,368            1.20           1.25          (0.67)       85.04

----------------------------------------------------------------------------------------------------------------

        $47.40              8.90%        $335,085            0.90%          0.94%          0.49%       74.30%
         50.67             28.93(5)       369,311            0.93           0.94           0.69        69.98
         45.10             43.04          308,693            0.95           0.99           1.08       106.69
         31.79            (12.76)         216,922            0.99           1.09           0.43       134.99
         36.88              5.57          248,031            0.99           1.08           0.36        80.85

----------------------------------------------------------------------------------------------------------------

        $10.01              2.44%        $181,761            0.57%          0.88%          4.26%       51.90%
         10.22              4.07          174,597            0.60           0.93           4.45        75.40
         10.27              3.93          123,365            0.60           0.94           4.89        66.64
         10.38              7.18          216,106            0.60           0.96           5.69        65.39
         10.25              8.32          218,944            0.60           0.92           6.15        84.37

----------------------------------------------------------------------------------------------------------------

        $12.44              1.94%        $ 74,697            0.58%          0.78%          6.80%       41.97%
         13.07             10.65           83,101            0.61           0.76           6.80        57.38
         12.83             18.15           62,926            0.61           0.73           7.11        81.50
         11.74              3.90(2)        18,088            0.61(1)        1.41(1)        8.11(1)     38.03


                                                  Phoenix Insight Funds Trust 89

--------------------------------------------------------------------------------

                                NET                            NET
                               ASSET                      REALIZED AND    DISTRIBUTIONS  DISTRIBUTIONS  REDEMPTION
                               VALUE            NET        UNREALIZED       FROM NET       FROM NET     FEES ADDED
                             BEGINNING      INVESTMENT     GAIN/(LOSS)     INVESTMENT      REALIZED     TO PAID-IN
                             OF PERIOD        INCOME     ON INVESTMENTS      INCOME         GAINS        CAPITAL
--------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND

12/31/05                      $16.84           $0.697        $(0.277)        $(0.706)      $(0.055)       $0.001(4)
12/31/04                       17.12            0.593         (0.094)         (0.593)       (0.186)            --
12/31/03                       17.63            0.711         (0.293)         (0.711)       (0.217)            --
12/31/02                       16.79            0.870          0.840          (0.870)           --             --
12/31/01                       16.55            1.005          0.240          (1.005)           --             --

---------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND

12/31/05                      $11.41           $0.494        $(0.250)        $(0.494)        $  --          $  --
12/31/04                       11.55            0.479         (0.140)         (0.479)           --             --
12/31/03                       11.48            0.452          0.070          (0.452)           --             --
12/31/02                       10.91            0.481          0.570          (0.481)           --             --
12/31/01                       10.82            0.506          0.090          (0.506)           --             --

---------------------------------------------------------------------------------------------------------------------
SHORT/INTERMEDIATE BOND FUND

12/31/05                      $10.29           $0.385        $(0.248)        $(0.387)        $  --          $  --
12/31/04                       10.38            0.387         (0.090)         (0.387)           --             --
12/31/03                       10.40            0.440         (0.020)         (0.440)           --             --
12/31/02                       10.31            0.549          0.090          (0.549)           --             --
12/31/01                       10.12            0.592          0.190          (0.592)           --             --

---------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND

12/31/05                      $11.02           $0.497        $(0.200)        $(0.497)      $(0.080)         $  --
12/31/04                       11.33            0.503         (0.123)         (0.503)       (0.187)            --
12/31/03                       11.19            0.496          0.140          (0.496)           --             --
12/31/02                       10.54            0.527          0.650          (0.527)           --             --
12/31/01                       10.45            0.528          0.090          (0.528)           --             --


90 Phoenix Insight Funds Trust


                                                                          RATIO OF
                                                                         EXPENSES TO  RATIO OF NET
                                                           RATIO OF      AVERAGE NET   INVESTMENT
                                                         EXPENSES TO       ASSETS       INCOME TO     PORTFOLIO
     NET ASSET VALUE        TOTAL     NET ASSETS END     AVERAGE NET     (EXCLUDING    AVERAGE NET    TURNOVER
      END OF PERIOD        RETURN     OF PERIOD (000)       ASSETS         WAIVERS)       ASSETS        RATE
----------------------------------------------------------------------------------------------------------------

         $16.50              2.49%         $20,235            0.48%          0.94%          3.76%       70.97%
          16.84              3.05           41,993            0.50           0.84           3.48        35.37
          17.12              2.40           66,162            0.50           0.89           4.07        58.97
          17.63             10.39           75,573            0.50           1.07           5.05        61.56
          16.79              7.74           61,383            0.50           1.08           5.98        52.17

-----------------------------------------------------------------------------------------------------------------

         $11.16              2.19%        $229,320            0.39%          0.67%          4.38%       46.00%
          11.41              3.02          232,419            0.44           0.70           4.19        26.94
          11.55              4.64          236,282            0.45           0.72           3.94        40.20
          11.48              9.82          246,217            0.27           0.89           4.29        61.27
          10.91              5.58          218,956            0.25           0.86           4.60       100.00

-----------------------------------------------------------------------------------------------------------------

         $10.04              1.36%        $257,274            0.57%          0.92%          3.80%       46.25%
          10.29              2.92          250,644            0.60           0.94           3.75        68.37
          10.38              4.11          279,109            0.60           0.97           4.20        61.21
          10.40              6.40          237,566            0.60           1.00           5.35        66.14
          10.31              7.86          230,499            0.60           0.96           5.73        56.36

-----------------------------------------------------------------------------------------------------------------

         $10.74              2.76%        $ 75,285            0.45%          0.74%          4.55%       41.86%
          11.02              3.46           76,362            0.52           0.79           4.49        32.57
          11.33              5.81           86,812            0.51           0.79           4.40        42.58
          11.19             11.42          106,975            0.31           0.95           4.84        86.76
          10.54              6.02          105,448            0.27           0.91           4.99       168.31



                                                  Phoenix Insight Funds Trust 91

-------------------------------------------------------------------------------


                                NET                            NET
                               ASSET                      REALIZED AND    DISTRIBUTIONS  DISTRIBUTIONS  REDEMPTION
                               VALUE            NET        UNREALIZED       FROM NET       FROM NET     FEES ADDED
                             BEGINNING      INVESTMENT     GAIN/(LOSS)     INVESTMENT      REALIZED     TO PAID-IN
                             OF PERIOD        INCOME     ON INVESTMENTS      INCOME         GAINS        CAPITAL
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND

12/31/05                       $1.00           $0.030          $   --         $(0.030)        $   --         $   --
12/31/04                        1.00            0.012              --          (0.012)            --             --
12/31/03                        1.00            0.010              --          (0.010)            --             --
12/31/02                        1.00            0.016              --          (0.016)            --             --
12/31/01                        1.00            0.040              --          (0.040)            --             --

---------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND

12/31/05                       $1.00           $0.031          $   --         $(0.031)        $   --         $   --
12/31/04                        1.00            0.013              --          (0.013)            --             --
12/31/03                        1.00            0.011              --          (0.011)            --             --
12/31/02                        1.00            0.018              --          (0.018)            --             --
12/31/01                        1.00            0.041              --          (0.041)            --             --

---------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND

12/31/05                       $1.00           $0.022          $   --         $(0.022)        $   --         $   --
12/31/04                        1.00            0.010              --          (0.010)            --             --
12/31/03                        1.00            0.009              --          (0.009)            --             --
12/31/02                        1.00            0.013              --          (0.013)            --             --
12/31/01                        1.00            0.027              --          (0.027)            --             --

------------------------

(1) Annualized.
(2) Total returns for periods of less than one year are not annualized.
(3) Date commenced operations.
(4) Fund assesses a redemption fee in the amount of 2.00% on redemptions of shares that have been held 30 days or less (90 days or less, prior to June 1, 2004) from time of purchase. Fees collected are retained by the Fund for the benefit of the remaining shareholders.
(5) Total returns for each of the classes for the Small-Cap Opportunity Fund and the Small-Cap Value Fund include 0.16% and 0.26%, respectively, resulting from redemption fees reimbursed by the Administrator.


92 Phoenix Insight Funds Trust


                                                                          RATIO OF
                                                                         EXPENSES TO  RATIO OF NET
                                                           RATIO OF      AVERAGE NET   INVESTMENT
                                                         EXPENSES TO       ASSETS       INCOME TO     PORTFOLIO
     NET ASSET VALUE        TOTAL     NET ASSETS END     AVERAGE NET     (EXCLUDING    AVERAGE NET    TURNOVER
      END OF PERIOD        RETURN     OF PERIOD (000)       ASSETS         WAIVERS)       ASSETS        RATE
----------------------------------------------------------------------------------------------------------------

         $1.00              3.06%      $  215,132            0.20%          0.25%          3.00%           --
          1.00              1.23          332,483            0.21           0.25           1.23            --
          1.00              1.02          249,842            0.19           0.24           1.01            --
          1.00              1.65          261,492            0.20           0.26           1.62            --
          1.00              4.04          249,444            0.20           0.25           4.01            --

----------------------------------------------------------------------------------------------------------------

         $1.00              3.15%      $3,724,311            0.17%          0.25%          3.16%           --
          1.00              1.29        2,662,963            0.17           0.24           1.25            --
          1.00              1.10        3,788,967            0.17           0.23           1.10            --
          1.00              1.83        4,909,006            0.17           0.23           1.79            --
          1.00              4.21        2,237,567            0.19           0.23           4.16            --

----------------------------------------------------------------------------------------------------------------

         $1.00              2.23%      $1,035,130            0.22%          0.25%          2.22%           --
          1.00              1.00          759,266            0.25           0.25           0.99            --
          1.00              0.90          847,140            0.22           0.23           0.89            --
          1.00              1.35          815,171            0.22           0.23           1.34            --
          1.00              2.70          788,162            0.23           0.23           2.62            --



                                                  Phoenix Insight Funds Trust 93

[LOGO] PHOENIXFUNDS(sm)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480 Hartford,
CT 06115-0480



ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-877-252-9076.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090.This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-877-252-9076
Text Telephone: 1-800-243-1926





NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY. NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Investment Company Act File No. 811-7447
PXP4492                                                                     6-06

--------------------------------------------------------------------------------
                                                                   JUNE 26, 2006
--------------------------------------------------------------------------------




PROSPECTUS
--------------------------------------------------------------------------------

  PHOENIX INSIGHT FUNDS

    MONEY MARKET FUND - Exchange Shares

  > PHOENIX INSIGHT MONEY MARKET FUND























TRUST NAME: PHOENIX INSIGHT FUNDS TRUST          ?    WOULDN'T YOU RATHER
                                                      HAVE THIS DOCUMENT
Neither the Securities and Exchange                   E-MAILED TO YOU?
Commission nor any state securities
commission has approved or disapproved                Eligible shareholders can
of these securities or determined if                  sign up for E-Delivery
this prospectus is truthful or complete.              at PhoenixFunds.com
Any representation to the contrary is a
criminal offense.

This prospectus contains important
information that you should know before
investing in the Phoenix Insight Fund.
Please read it carefully and retain it
for future reference.


[logo]PHOENIXFUNDS(SM)

PHOENIX INSIGHT MONEY MARKET FUND
EXCHANGE SHARES
--------------------------------------------------------------------------------



TABLE OF CONTENTS



Investment Risk and Return Summary.........................................   1

Fund Fees and Expenses.....................................................   4


    Management of the Fund.................................................   5


Pricing of Fund Shares.....................................................   7

Your Account...............................................................   8

How to Buy Shares..........................................................   9

How to Sell Shares.........................................................   9

Things You Should Know When Selling Shares.................................  10

Disclosure of Portfolio Holdings...........................................  11


Tax Status of Distributions................................................  12


Master Fund/Feeder Fund Structure..........................................  12

Financial Highlights.......................................................  13

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Insight Money Market Fund has an investment objective to seek to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. There is no guarantee that the fund will achieve its objective. The fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

>        The fund seeks to maintain a stable $1.00 per share price.


> The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund's subadviser, present minimal credit risks. The fund invests in a broad range of short-term money market instruments, including U.S. government securities, repurchase agreements, as well as bank and commercial obligations. Commercial paper purchased by the fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.


> The fund will limit the dollar-weighted average maturity of its' investments to 90 days or less and will buy securities with remaining maturities no longer than 397 days.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund will purchase only U.S. dollar-denominated securities. In addition, the fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality). No more than 5% of the fund's assets will be invested in securities in the second highest rating category.


> Current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL


An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


                                             Phoenix Insight Money Market Fund 1

COUNTERPARTY RISK

The risk that a fund incurs when it engages in repurchase, reverse repurchase, derivative, when-issued, forward-commitment, delayed-settlement and securities-lending transactions or other similar transactions with another party, relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to consummate the transaction may result in the fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

CREDIT RISK

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

FOREIGN SECURITIES RISK

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

INCOME RISK

The risk that falling interest rates will cause a fund's income to decline. A fund's dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

MANAGER RISK

The risk that poor security selection will cause a fund to underperform other funds with a similar investment objective.

PRINCIPAL STABILITY RISK

The risk that a money market fund may not be able to maintain a stable net asset value of $1.00 per share.


2 Phoenix Insight Money Market Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Exchange Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                                [GRAPHIC OMITTED]

                       CALENDAR YEAR       ANNUAL RETURN (%)
                           2002                 1.79%
                           2003                 1.05%
                           2004                 1.28%
                           2005                 3.15%


            BEST QUARTER: Q4 2005 1.00% WORST QUARTER: Q1 2004 0.23%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                             SINCE INCEPTION
(FOR THE PERIODS ENDING 12/31/05)       1 YEAR             (7/12/01)
--------------------------------------------------------------------------------
Exchange Shares                          3.15%               1.94%
--------------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2005 was 4.20% for Exchange Shares.








                                             Phoenix Insight Money Market Fund 3

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


The tables below illustrate all the fees and expenses that you may pay if you buy and hold Exchange Shares of the Phoenix Insight Money Market Fund.

                                                                                              EXCHANGE
                                                                                               SHARES
                                                                                             -----------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases                                                None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser
of the value redeemed or the amount invested)                                                   None

Maximum Sales Charge (load) Imposed on Reinvested Dividends                                     None
Redemption Fee                                                                                  None
Exchange Fee                                                                                    None
                                                                                             -----------

EXCHANGE SHARES

                                                                                                MONEY
                                                                                                MARKET
                                                                                             -----------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                                 0.10%
Shareholder Servicing Fees(a)                                                                   0.05%
Other Expenses                                                                                  0.08%
                                                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                                            0.23%
                                                                                                -----
Waiver of Shareholder Servicing Fee                                                            (0.05)%
NET ANNUAL FUND OPERATING EXPENSES                                                              0.18%
                                                                                                =====

------------------------
(a) The fund's distributor has contractually agreed to waive the fund's Exchange Share Shareholder Servicing fees until April 30, 2007.


EXAMPLE

This example is intended to help you compare the cost of investing in Exchange Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   FUND               1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
   Money Market        $19            $70           $125           $289
--------------------------------------------------------------------------------

The example assumes that the expense waiver obligations of the distributor are in effect through April 30, 2007. Thereafter, the examples do not reflect any waiver obligations.


4 Phoenix Insight Money Market Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. (Phoenix) is the investment adviser to each fund in the Phoenix Insight Funds Trust (including the Money Market Fund) and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 15 fund companies totaling over 60 mutual funds and as adviser to institutional clients. Phoenix has acted as an investment adviser for over 70 years. As of December 31, 2005, Phoenix had approximately $19.3 billion in assets under management.

Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the fund's investment program, and for the general operations of the fund, including oversight of the fund's subadviser, Harris Investment Management, Inc. (HIM. Prior to May 18, 2006, HIM was the fund's investment adviser.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------------------------

                                       $100 million           $100 million +

--------------------------------- ----------------------- ----------------------
Money Market Fund                          0.14%                  0.10%
--------------------------------------------------------------------------------

THE SUBADVISER

HIM is the subadviser to the Money Market Fund and is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603. HIM has been an investment adviser since 1989. HIM is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2005, HIM had approximately $21.7 billion in assets under management.

Phoenix pays HIM a subadvisory fee at the following rates:

--------------------------------------------------------------------------------

                                       $100 million           $100 million +

--------------------------------- ----------------------- ----------------------
Subadvisory Fee                            0.07%                  0.05%
--------------------------------------------------------------------------------


The subadvisory fee payable to HIM will be reduced by 50% of any reimbursements or waivers by Phoenix.


A discussion regarding the basis for the Board of Trustees' approving the advisory agreement with Phoenix and the subadvisory agreement with HIM is expected to be in the fund's semi-annual report to shareholders for the period ending June 30, 2006.


                                             Phoenix Insight Money Market Fund 5

PORTFOLIO MANAGEMENT

PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts joined HIM in 1995. He has 12 years of investment management experience and has served as lead manager of the fund since 2004. Mr. Arts is also a manager of the Government Money Market Fund and the Tax-Exempt Money Market Fund.

BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager joined HIM in 1996. He has 10 years of investment management experience and has served as a manager of the fund since 2004. Mr. Eager is also a manager of the Government Money Market Fund and the Tax-Exempt Money Market Fund.


KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Prior to joining HIM in 1995, Ms. Keywell served as an Associate Portfolio Manager for the trust department of a large banking institution. She has 14 years of investment management experience and has served as a manager of the fund since 2006. Ms. Keywell is also a manager of the Tax-Exempt Bond Fund, the Government Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund.

Please refer to the Statement of Additional Information for additional information about the fund's Portfolio Managers including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.





6 Phoenix Insight Money Market Fund

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

     o adding the values of all securities and other assets of the fund;

     o subtracting liabilities; and

     o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of the Money Market Fund is calculated twice daily, as of 12:00 Noon eastern time and as of 3:00 PM eastern time on days when the New York Stock Exchange (the "NYSE") is open for trading. The fund will not calculate its net asset value per share class on days when the NYSE is closed for trading.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on the net asset value next calculated after your order has been accepted by the authorized agent. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are


                                             Phoenix Insight Money Market Fund 7
purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.




YOUR ACCOUNT
--------------------------------------------------------------------------------


Exchange Shares are available to institutional investors such as future commission merchants, the exchanges they trade through, and other institutional investors.

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

     o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

     o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

     o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

The fund reserves the right to refuse any purchase order for any reason.



8 Phoenix Insight Money Market Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
---------------------------------  ---------------------------------------------
 Through a financial advisor        Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
---------------------------------  ---------------------------------------------
 Through the mail                   Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
---------------------------------  ---------------------------------------------
 Through express delivery           Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.
---------------------------------  ---------------------------------------------
 By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.



                                             Phoenix Insight Money Market Fund 9

--------------------------------------------------------------------------------
                                    TO SELL SHARES
---------------------------------  ---------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
---------------------------------  ---------------------------------------------
Through the mail                    Send a letter of instruction and any
                                    share certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O.
                                    Box 8301, Boston, MA 02266-8301. Be sure
                                    to include the registered owner's name,
                                    fund and account number and number of
                                    shares or dollar value you wish to sell.
---------------------------------  ---------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the
                                    registered owner's name, fund and account
                                    number and number of shares or dollar value
                                    you wish to sell.
---------------------------------  ---------------------------------------------
By telephone                        Requests can be made by calling
                                    (800) 243-1574.
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574. In the case of requests received by 12:00 Noon (Eastern time), redemption proceeds generally will be sent by 2:30 p.m. (Eastern time); in the case of requests received by 3:30 p.m. (Eastern time), payment generally will be made by 5:00 p.m. (Eastern time); and in the case of requests received after 3:30 p.m. (Eastern time), payment generally will be made the next business day.


REDEMPTIONS BY MAIL

> Send a clear letter of instruction including the name of the fund shares to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.


10 Phoenix Insight Money Market Fund

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.


The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice.


During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



DISCLOSURE OF FUND HOLDINGS
--------------------------------------------------------------------------------



The fund makes available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to its top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and
(ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The fund's shareholder reports are available on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The fund's Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is also available in the Statement of Additional Information.



                                            Phoenix Insight Money Market Fund 11

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------



The fund accrues dividends daily and plans to make distributions from net investment income monthly. Distributions of net realized capital gains, if any, will be made annually.


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



MASTER FUND/FEEDER FUND STRUCTURE
--------------------------------------------------------------------------------


The Board of Trustees has the authority to convert the fund to a "feeder" fund in a Master Fund/Feeder Fund Structure in which the fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.











12 Phoenix Insight Money Market Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). For periods after December 31, 2001, this information has been audited by the fund's previous independent registered public accounting firm, KPMG LLP. The information for the year ended December 31, 2001 was audited by other independent registered public accountants. Their report, together with the fund's financial statements, is included in the fund's most recent Annual Report, which is available upon request.

                                                                      MONEY MARKET FUND
                                               -----------------------------------------------------------------
                                                                                                       FROM
                                                                                                    INCEPTION
                                                             YEAR ENDED DECEMBER 31,              07/12/01(1) TO
                                                    2005        2004        2003         2002        12/31/01
                                                  ---------    --------    ---------    --------    ----------
 Net Asset Value, Beginning of Period               $1.00       $1.00        $1.00        $1.00       $1.00
                                                   -------     -------      -------      -------     -------
 INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income                           0.031       0.013        0.010        0.018       0.014
    Net Realized and Unrealized Gain/(Loss) on
      Investments                                      --          --           --           --          --
                                                   -------     -------      -------      -------     -------
      TOTAL FROM INVESTMENT OPERATIONS              0.031       0.013        0.010        0.018       0.014
                                                   -------     -------      -------      -------     -------
 LESS DISTRIBUTIONS:
    Net Investment Income                          (0.031)     (0.013)      (0.010)      (0.018)     (0.014)
    Distributions from Net Realized Gains              --          --           --           --          --
                                                   -------     -------      -------      -------     -------
      TOTAL DISTRIBUTIONS                          (0.031)     (0.013)      (0.010)      (0.018)     (0.014)
                                                   -------     -------      -------      -------     -------
 NET ASSET VALUE, END OF PERIOD                     $1.00       $1.00        $1.00        $1.00       $1.00
                                                   =======     =======      =======      =======     =======
 Total Return                                        3.15%       1.28%        1.05%        1.79%       1.41%(2)
 RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period ($000)           $1,409,677  $1,029,184     $478,586   $1,434,436    $343,617
    Ratio of Expenses to Average Net Assets          0.17%       0.17%        0.22%        0.22%       0.24%(3)
    Ratio of Expenses to Average Net Assets
      (Excluding Waivers)                            0.30%       0.30%        0.28%        0.28%       0.28%(3)
    Ratio of Net Investment Income to Average
      Net Assets                                     3.24%       1.35%        1.10%        1.70%       2.69%(3)

------------------------------
(1) Date commenced operations.
(2) Total returns for periods of less than one year are not annualized.
(3) Annualized.



                                            Phoenix Insight Money Market Fund 13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



[logo]PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480











ADDITIONAL INFORMATION

You can find more information about the Fund in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090.This information is also available on the SEC's Internet site at sec.gov.You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926










NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-7447
PXP4494                                                                     6-06

--------------------------------------------------------------------------------
                                                                   JUNE 26, 2006
--------------------------------------------------------------------------------




                                          PROSPECTUS

                                        ----------------------------------------


                                          PHOENIX INSIGHT FUNDS


                                            MONEY MARKET FUNDS - A Shares

                                          > PHOENIX INSIGHT GOVERNMENT
                                            MONEY MARKET FUND
                                          > PHOENIX INSIGHT MONEY
                                            MARKET FUND
                                          > PHOENIX INSIGHT TAX-EXEMPT
                                            MONEY MARKET FUND




                                          ?   WOULDN'T YOU RATHER
                                              HAVE THIS DOCUMENT
                                              E-MAILED TO YOU?

                                              Eligible shareholders can sign up
                                              for E-Delivery at PhoenixFunds.com

                                          TRUST NAME:
                                          PHOENIX INSIGHT FUNDS TRUST

                                          Neither the Securities and Exchange
                                          Commission nor any state securities
                                          commission has approved or disapproved
                                          of these securities or determined if
                                          this prospectus is truthful or
                                          complete. Any representation to the
                                          contrary is a criminal offense.

                                          This prospectus contains important
                                          information that you should know
                                          before investing in the Phoenix
                                          Insight Funds. Please read it
                                          carefully and retain it for future
                                          reference.



                                          [logo]PHOENIXFUNDS(SM)

PHOENIX INSIGHT FUNDS TRUST
MONEY MARKET FUNDS -- CLASS A SHARES
--------------------------------------------------------------------------------
TABLE OF CONTENTS

Phoenix Insight Money Market Funds

     Introduction to Phoenix Insight Money Market Funds........................1

     Phoenix Insight Government Money Market Fund..............................2
     Phoenix Insight Money Market Fund.........................................5
     Phoenix Insight Tax-Exempt Money Market Fund..............................8
Risks Related to Principal Investment Strategies..............................11

Fund Fees and Expenses........................................................13
Management of the Funds.......................................................14
Pricing of Fund Shares........................................................17
Sales Charges.................................................................18
Your Account..................................................................19
How to Buy Shares.............................................................21
How to Sell Shares............................................................22
Things You Should Know When Selling Shares....................................23
Account Policies..............................................................24
Investor Services and Other Information.......................................26
Tax Status of Distributions...................................................28
Master Fund/Feeder Fund Structure.............................................29
Financial Highlights..........................................................30

PHOENIX INSIGHT MONEY MARKET FUNDS
--------------------------------------------------------------------------------

INTRODUCTION TO THE PHOENIX INSIGHT MONEY MARKET FUNDS

> Money Market Funds invest in short-term money market instruments issued by banks, other U.S. corporations, the U.S. Government, state or local governments, and other entities. These securities may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed securities and repurchase agreements.

> Money market funds must conform to a number of regulations, including rules that require each fund to:

     o Limit the dollar-weighted average maturity of their investments to 90 days or less

     o  Buy only high-quality, short-term money market instruments


     o  Buy securities with remaining maturities no longer than 397 days


> Each fund's investment objective is not fundamental and may be changed by the Board of Trustees without approval by the fund's shareholders. There is no guarantee that a fund will achieve its objective.

> Each fund's principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in detail under "Risks Related to Principal Investment Strategies" on page __.


                                            Phoenix Insight Money Market Funds 1

PHOENIX INSIGHT GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Government Money Market Fund has an investment objective to seek to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund's subadviser, present minimal credit risks. The fund normally invests at least 80% of its assets in government money market securities which are defined as:

     o U.S. Treasury securities whose interest and principal payments are backed by the full faith and credit of the U.S. government and securities issued by U.S. government agencies and instrumentalities whose interest and principal payments may be supported by the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates);


     o securities whose interest and principal payments are not backed by the full faith and credit of the U.S. government and may be supported by the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); the discretionary authority of the U.S. government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or the credit of the issuer only; and repurchase agreements backed by any of the foregoing securities.

> The fund's policy of investing at least 80% of its assets in government short-term money market instruments may be changed only upon 60 days written notice to shareholders.

2 Phoenix Insight Government Money Market Fund

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the adviser to be of comparable quality). No more than 5% of the fund's assets will be invested in securities in the second highest rating category.


> Current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

o Counterparty Risk - The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Principal Stability Risk - The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.





                                  Phoenix Insight Government Money Market Fund 3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Government Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1996                  5.00
    1997                  5.17
    1998                  5.08
    1999                  4.67
    2000                  5.87
    2001                  3.68
    2002                  1.30
    2003                  0.67
    2004                  0.88
    2005                  2.70

            BEST QUARTER: Q4 2000 1.52% WORST QUARTER: Q3 2003 0.14%

-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDING 12/31/05)      1 YEAR     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
Class A Shares                          2.70%      1.84%        3.48%
-----------------------------------------------------------------------------


The fund's 7-day yield on December 31, 2005 was 3.82% for Class A Shares.




4  Phoenix Insight Government Money Market Fund

PHOENIX INSIGHT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Insight Money Market Fund has an investment objective to seek to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES


> The fund invests only in high-quality, short-term money market instruments that, in the opinion of the fund's subadviser, present minimal credit risks. The fund invests in a broad range of short-term money market instruments, including U.S. government securities, repurchase agreements, as well as bank and commercial obligations. Commercial paper purchased by the fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund will purchase only U.S. dollar-denominated securities. In addition, the fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized statistical rating organizations (or, if not rated, are considered by the subadviser to be of comparable quality). No more than 5% of the fund's assets will be invested in securities in the second highest rating category.


> Current income generally will be lower than the income provided by funds that invest in securities with longer maturities or lower quality.




                                             Phoenix Insight Money Market Fund 5

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

o Counterparty Risk - The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Foreign Securities - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Principal Stability Risk - The risk that the fund may not be able to maintain a stable net asset value of $1.00.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.




6  Phoenix Insight Money Market Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1996                  5.11
    1997                  5.35
    1998                  5.25
    1999                  4.92
    2000                  6.09
    2001                  3.85
    2002                  1.48
    2003                  0.74
    2004                  0.94
    2005                  2.80

            BEST QUARTER: Q4 2000 1.57% WORST QUARTER: Q3 2003 0.15%

-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDING 12/31/05)      1 YEAR     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
Class A Shares                         2.80%       1.95%       3.64%
-----------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2005 was 3.85% for Class A Shares.




                                             Phoenix Insight Money Market Fund 7

PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


Phoenix Insight Tax-Exempt Money Market Fund has an investment objective to seek to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.


PRINCIPAL INVESTMENT STRATEGIES

> The fund normally invests at least 80% of its assets in high-quality, short-term money market instruments that generate income that is generally exempt from federal income tax and are not subject to the alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval.

> The fund may also invest in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable.

> The fund will invest primarily in U.S. dollar-denominated municipal securities.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. In addition, the fund will purchase only securities (other than U.S. government securities) that have been rated within the two highest rating categories by at least two nationally recognized rating agencies (or, if not rated, are considered by the subadviser to be of comparable quality).

> Depending on market conditions, the fund may temporarily hold up to 20% of the current value of its assets in securities whose interest income is subject to taxation.



8  Phoenix Insight Tax-Exempt Money Market Fund

> Current income generally will be lower than the income provided by funds that invest in securities with taxable income or securities with longer maturities or lower quality.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

o Counterparty Risk - The risk that the fund incurs when it engages in certain investment techniques where it relies on the other party to consummate the transaction and is subject to the risk of default by the other party.

o Credit Risk - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o Income Risk - The risk that falling interest rates will cause the fund's income to decline.

o Manager Risk - The risk that poor security selection will cause the fund to underperform other funds with a similar investment objective.

o Municipal Market Risk - The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

o Principal Stability Risk - The risk that the fund may not be able to maintain a stable net asset value of $1.00.

 For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.







                                  Phoenix Insight Tax-Exempt Money Market Fund 9

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Insight Tax-Exempt Money Market Fund. Prior to May 18, 2006, the fund's investment program and general operations were managed by Harris Investment Management, Inc., the fund's current subadviser. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1996                  2.94
    1997                  3.17
    1998                  3.02
    1999                  2.75
    2000                  3.58
    2001                  2.34
    2002                  0.99
    2003                  0.54
    2004                  0.65
    2005                  1.87

            BEST QUARTER: Q4 2000 0.94% WORST QUARTER: Q3 2003 0.10%

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDING 12/31/05)      1 YEAR     5 YEARS     10 YEARS
------------------------------------------------------------------------------
Class A Shares                          1.87%      1.28%        2.18%
------------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2005 was 2.85% for Class A Shares.



10  Phoenix Insight Tax-Exempt Money Market Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Specific risks of investing in the various Money Market Funds are illustrated in the chart below and described in detail following the chart.


-------------------------------------------------------------------------
                            GOVERNMENT                       TAX-EXEMPT
RISKS FOR ONE OR           MONEY MARKET    MONEY MARKET     MONEY MARKET
MORE FUNDS                     FUND            FUND             FUND
--------------------------------------------------------------------------
Counterparty                    X               X                X
--------------------------------------------------------------------------
Credit                          X               X                X
--------------------------------------------------------------------------
Foreign Securities                              X
--------------------------------------------------------------------------
Income                          X               X                X
--------------------------------------------------------------------------
Manager                         X               X                X
--------------------------------------------------------------------------
Municipal Market                                                 X
--------------------------------------------------------------------------

Principal Stability             X               X                X

--------------------------------------------------------------------------

COUNTERPARTY RISK

The risk that a fund incurs when it engages in repurchase, reverse repurchase, derivative, when-issued, forward-commitment, delayed-settlement and securities-lending transactions or other similar transactions with another party, relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to consummate the transaction may result in the fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

CREDIT RISK

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will





                                          Phoenix Insight Money Market Funds  11
cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

FOREIGN SECURITIES RISK

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

INCOME RISK

The risk that falling interest rates will cause a fund's income to decline. A fund's dividends decline when interest rates fall because the fund then must invest in lower-yielding bonds.

MANAGER RISK

The risk that poor security selection will cause a fund to underperform other funds with a similar investment objective.

MUNICIPAL MARKET RISK

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

PRINCIPAL STABILITY RISK

The risk that a money market fund may not be able to maintain a stable net asset value of $1.00 per share.


12  Phoenix Insight Money Market Funds

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

The tables below illustrate all the fees and expenses that you may pay if you buy and hold Class A Shares of the Phoenix Insight Money Market Funds.

                                                                      CLASS A
                                                                      SHARES
                                                                      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases                       None


Maximum Deferred Sales Charge (load) (as a percentage of the           None
lesser of the value redeemed or the amount invested)


Maximum Sales Charge (load) Imposed on Reinvested Dividends            None

Redemption Fee                                                         None

Exchange Fee                                                           None
                                                                    -----------

CLASS A SHARES
                                              GOVERNMENT             TAX-EXEMPT
                                                MONEY       MONEY      MONEY
                                                MARKET      MARKET     MARKET
                                                -------     ------     ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                 0.10%       0.10%      0.10%

Distribution and Shareholder
Servicing (12b-1) Fees                          0.35%       0.35%      0.35%

Other Expenses                                  0.09%       0.08%      0.08%
                                                -----       -----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES            0.54%       0.53%      0.53%


EXAMPLE

This example is intended to help you compare the cost of investing in Class A Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                          Phoenix Insight Money Market Funds  13

------------------------------------------------------------------------------
FUND                          1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------

Government Money Market         $55        $173        $302         $677

------------------------------------------------------------------------------
Money Market                    $54        $170        $296         $665
------------------------------------------------------------------------------
Tax-Exempt Money Market         $54        $170        $296         $665
------------------------------------------------------------------------------



MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. (Phoenix) is the investment adviser to each fund in the Phoenix Insight Funds Trust and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 15 fund companies totaling over 60 mutual funds and as adviser to institutional clients. As of December 31, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment program, and for the general operations of the funds, including oversight of the funds' subadvisers. Phoenix has appointed and oversees the activities of Harris Investment Management, Inc. (HIM) as the investment subadviser for each of the funds. Prior to May 18, 2006, HIM was each funds' investment adviser.

The funds' each separately pay Phoenix a monthly investment management fee that is accrued daily against the value of the respective fund's net assets at the annual rate of 0.14% of the fund's first $100 million of net assets plus 0.10% of the fund's remaining net assets.

THE SUBADVISER

HIM is the subadviser to each of the funds and is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603. HIM has been an investment


14  Phoenix Insight Money Market Funds
adviser since 1989. HIM is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2005, HIM had approximately $21.7 billion in assets under management.

Phoenix pays HIM a subadvisory fee at the annual rate of 0.07% of each fund's first $100 million of net assets plus 0.05% of the fund's remaining net assets.

For each fund, the subadvisory fee payable to HIM will be reduced by 50% of any reimbursements or waivers by Phoenix.

A discussion regarding the basis for the Board of Trustees' approving the advisory agreement with Phoenix and the subadvisory agreement with HIM is expected to be in the funds' semi-annual report to shareholders for the period ending June 30, 2006.

PORTFOLIO MANAGERS

GOVERNMENT MONEY MARKET FUND

PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts joined HIM in 1995. He has 12 years of investment management experience and has served as lead manager of the fund since 2004. Mr. Arts is also a manager of the Money Market Fund and the Tax-Exempt Money Market Fund.

BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager joined HIM in 1996. He has 10 years of investment management experience and has served as a manager of the fund since 2004. Mr. Eager is also a manager of the Money Market Fund and the Tax-Exempt Money Market Fund.

KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Prior to joining HIM in 1995, Ms. Keywell served as an Associate Portfolio Manager for the trust department of a large banking institution. She has 14 years of investment management experience and has served as a manager of the fund since May 2006. Ms. Keywell is also a manager of the Intermediate Tax Exempt Bond Fund, the Tax-Exempt Bond Fund, the Money Market Fund and the Tax-Exempt Money Market Fund.

                                          Phoenix Insight Money Market Funds  15

MONEY MARKET FUND


PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts has served as lead manager of the fund since 2004. See information for the Government Money Market Fund.

BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager has served as a manager of the fund since 2004. See information for the Government Money Market Fund.


KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell was appointed as a manager of the fund in 2006. See information for the Government Money Market Fund.


TAX-EXEMPT MONEY MARKET FUND


KIMBERLY J. KEYWELL, Principal and Portfolio Manager (HIM)
Ms. Keywell has served as lead manager of the fund since 1998. See information for the Government Money Market Fund.


PETER J. ARTS, Principal and Portfolio Manager (HIM)
Mr. Arts has served as a manager of the fund since 2004. See information for the Government Money Market Fund.


BOYD R. EAGER, Principal and Portfolio Manager (HIM)
Mr. Eager was appointed as a manager of the fund in May 2006. See information for the Government Money Market Fund.

Please refer to the Statement of Additional Information for additional information about each funds Portfolio Managers including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.




16  Phoenix Insight Money Market Funds

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

     o  adding the values of all securities and other assets of the fund;

     o  subtracting liabilities; and

     o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


                                          Phoenix Insight Money Market Funds  17

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading. The net asset value per share of each class of the Tax-Exempt Money Market Fund is determined as of 12:00 Noon, Eastern time. The net asset value per share of each class of the Government Money Market Fund is determined as of 3:00 PM eastern time and the net asset value per share of the Money Market Fund is calculated twice daily, as of 12:00 Noon eastern time and as of 3:00 PM eastern time. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on the net asset value next calculated after your order has been accepted by the authorized agent. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.

SALES CHARGES
--------------------------------------------------------------------------------

WHAT SHARE CLASSES ARE OFFERED?

The Money Market Funds offer three classes of shares. This Prospectus contains information for Class A Shares only. Prior to June 26, 2006 Class A Shares were named Class N Shares. Currently, Class A Shares of the Money Market Funds are purchased without any sales charge. The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The Money Market Funds have adopted



18  Phoenix Insight Money Market Funds

Shareholder Servicing Plans in addition to the distribution and service plans allowed under Rule 12b-1. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

     o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

     o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

     o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer

                                          Phoenix Insight Money Market Funds  19
reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

STEP 1.

Your first choice will be the INITIAL amount you intend to invest.

Minimum INITIAL investments:

     o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)

     o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

     o  $500 for all other accounts.

Minimum ADDITIONAL investments:

     o  $25 for any account.

     o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

     o Receive both dividends and capital gain distributions in additional shares;

     o Receive dividends in additional shares and capital gain distributions in cash;


20  Phoenix Insight Money Market Funds

     o Receive dividends in cash and capital gain distributions in additional shares; or

     o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
Through a financial advisor    Contact your advisor. Some advisors may charge a
                               fee and may set different minimum investments or
                               limitations on buying shares.
--------------------------------------------------------------------------------
Through the mail               Complete a New Account Application and send it
                               with a check payable to the fund. Mail them to:
                               State Street Bank, P.O. Box 8301, Boston, MA
                               02266-8301.
--------------------------------------------------------------------------------
Through express delivery       Complete a New Account Application and send it
                               with a check payable to the fund. Send them to:
                               Boston Financial Data Services, Attn: Phoenix
                               Funds, 66 Brooks Drive, Braintree, MA 02184.
--------------------------------------------------------------------------------
By Federal Funds wire          Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
By Investo-Matic               Complete the appropriate section on the
                               application and send it with your initial
                               investment payable to the fund. Mail them to:
                               State Street Bank, P.O. Box 8301, Boston, MA
                               02266-8301.
--------------------------------------------------------------------------------
By telephone exchange          Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.


                                          Phoenix Insight Money Market Funds  21

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check. For the Money Market Funds, in the case of requests received by 12:00 Noon (Eastern time); redemption proceeds generally will be sent by 2:30 p.m. (Eastern time), in the case of requests received by 3:30 p.m. (Eastern time), payment generally will be made by 5:00 p.m. (Eastern time); and in the case of requests received after 3:30 p.m. (Eastern time), payment generally will be made the next business day.


--------------------------------------------------------------------------------
                               TO SELL SHARES
--------------------------------------------------------------------------------
Through a financial advisor    Contact your advisor. Some advisors may charge a
                               fee and may set different minimums on redemptions
                               of accounts.
--------------------------------------------------------------------------------
Through the mail               Send a letter of instruction and any share
                               certificates (if you hold certificate shares) to:
                               State Street Bank, P.O. Box 8301, Boston, MA
                               02266-8301. Be sure to include the registered
                               owner's name, fund and account number and number
                               of shares or dollar value you wish to sell.
--------------------------------------------------------------------------------
Through express delivery       Send a letter of instruction and any share
                               certificates (if you hold certificate shares) to:
                               Boston Financial Data Services, Attn: Phoenix
                               Funds, 66 Brooks Drive, Braintree, MA 02184. Be
                               sure to include the registered owner's name, fund
                               and account number and number of shares or dollar
                               value you wish to sell.
--------------------------------------------------------------------------------
By telephone                   For sales up to $50,000, requests can be made by
                               calling (800) 243-1574.
--------------------------------------------------------------------------------
By telephone exchange          Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

22  Phoenix Insight Money Market Funds

THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored delay until all required documents, in proper form, have been received. To avoid in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

     Send a clear letter of instruction if all of these apply:

     o  The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.

     Send a clear letter of instruction with a signature guarantee when any of these apply:

     o  You are selling more than $50,000 worth of shares.

     o  The name or address on the account has changed within the last 30 days.

     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

                                          Phoenix Insight Money Market Funds  23

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


24 Phoenix Insight Money Market Funds

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

     o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

     o The amount of the exchange must be equal to or greater than the minimum initial investment required.

     o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

                                          Phoenix Insight Money Market Funds  25

INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

CHECKWRITING is available for Class A Shares of the Money Market Funds. If you are an investor in one of these funds and have completed the checkwriting portion of your application and signature card, you may redeem shares by writing a check against your account. When a check is presented to the transfer agent for payment, the fund's custodian will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check.

26 Phoenix Insight Money Market Funds

You will continue to earn income on your shares until the check is presented to the transfer agent for payment. The minimum check amount is $500.

This privilege is not available for IRAs, SEP-IRAs, 401(k), 403(b), Keough and other retirement accounts.

The checkwriting privilege is subject to the customary rules and regulations governing checkwriting:

> For joint tenant accounts, each shareholder must sign each check, unless the shareholders have authorized fewer signatures and such election is on file with the fund's transfer agent.

> A sufficient number of shares is required to cover the amount of the check. If you do not own enough shares to cover a check when presented, the check will be returned to the payee marked "insufficient funds".

> A check may be returned if it is for less than $500 or if the check would require the redemption of shares purchased by check or electronic funds transfer within the ten previous business days.

The funds and the custodian reserve the right to terminate or modify the checkwriting privilege or to impose a service fee in connection with the privilege.

Charges may be imposed for returned checks, stop-payment orders, copies of cancelled checks and other special services.


DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the funds' top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available without charge on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the funds' portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities


                                          Phoenix Insight Money Market Funds  27
and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Each fund accrues dividends daily and plans to make distributions from net investment income monthly. Distributions of net realized capital gains, if any, will be made annually.


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

28 Phoenix Insight Money Market Funds

MASTER FUND/FEEDER FUND STRUCTURE
--------------------------------------------------------------------------------

The Board of Trustees has the authority to convert any fund to a "feeder" fund in a Master Fund/Feeder Fund Structure in which the fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.










                                          Phoenix Insight Money Market Funds  29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). For periods after December 31, 2001, this information has been audited by the funds' previous independent registered public accounting firm, KPMG LLP. The information for the year ended December 31, 2001 was audited by other independent registered public accountants. KPMG LLP's report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request. As of the date of this prospectus, the funds' Class N Shares were renamed Class A Shares.


                                                         GOVERNMENT MONEY MARKET FUND
                                         ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                             2005        2004       2003        2002        2001
                                          ---------   ----------  ---------  ---------    ---------
Net asset value, beginning of period         $1.00      $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      0.030      0.012       0.010       0.016       0.040
  Net realized and unrealized
     gain/(loss) on investments                 --         --          --          --          --
                                           --------    -------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS        0.030      0.012       0.010       0.016       0.040
                                           --------    -------      ------      ------      ------
LESS DISTRIBUTIONS:
  Net investment income                     (0.030)    (0.012)     (0.010)     (0.016)     (0.040)
  Distributions from net realized gains         --         --          --          --          --
                                           --------    -------      ------      ------      ------
     TOTAL DISTRIBUTIONS                    (0.030)    (0.012)     (0.010)     (0.016)     (0.040)
                                           --------    -------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD               $1.00      $1.00       $1.00       $1.00       $1.00
                                           ========    =======      ======      ======      ======
Total return                                  3.06%      1.23%       1.02%       1.65%       4.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)        $215,132   $332,483    $249,842    $261,492    $249,444
  Ratio of expenses to average net
     assets                                   0.20%      0.21%       0.19%       0.20%       0.20%
  Ratio of expenses to average net
     assets (excluding waivers)               0.25%      0.25%       0.24%       0.26%       0.25%
  Ratio of net investment income to
     average net assets                       3.00%      1.23%       1.01%       1.62%       4.01%



30  Phoenix Insight Money Market Funds


                                                             MONEY MARKET FUND
                                         ----------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                             2005        2004       2003        2002        2001
                                          ---------   ----------  ---------  ---------    ---------
Net asset value, beginning of
     period                                  $1.00      $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT
     OPERATIONS:
  Net investment income                      0.031      0.013       0.011       0.018       0.041
  Net realized and unrealized
     gain/(loss) on investments                 --         --          --          --          --
                                           --------    -------      ------      ------      ------
  TOTAL FROM INVESTMENT
     OPERATIONS                              0.031      0.013       0.011       0.018       0.041
                                           --------    -------      ------      ------      ------
LESS DISTRIBUTIONS:
  Net investment income                     (0.031)    (0.013)     (0.011)     (0.018)     (0.041)
  Capital contribution                          --         --          --          --          --
                                           --------    -------      ------      ------      ------
     TOTAL DISTRIBUTIONS                    (0.031)    (0.013)     (0.011)     (0.018)     (0.041)
                                           --------    -------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD               $1.00      $1.00       $1.00       $1.00       $1.00
                                           ========    =======      ======      ======      ======
Total return                                  3.15%      1.29%       1.10%       1.83%       4.21%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)      $3,724,311 $2,662,963  $3,788,967  $4,909,006  $2,237,567
  Ratio of expenses to average
     net assets                               0.17%      0.17%       0.17%       0.17%       0.19%
  Ratio of expenses to average
     net assets (excluding waivers)           0.25%      0.24%       0.23%       0.23%       0.23%
  Ratio of net investment income
     to average net assets                    3.16%      1.25%       1.10%       1.79%       4.16%



                                          Phoenix Insight Money Market Funds  31

--------------------------------------------------------------------------------


                                                         TAX-EXEMPT MONEY MARKET FUND
                                          ---------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                             2005        2004       2003        2002        2001
                                          ---------   ----------  ---------  ---------    ---------
Net asset value, beginning of period         $1.00      $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      0.022      0.010       0.009       0.013       0.027
  Net realized and unrealized
     gain/(loss) on investments                 --         --          --          --          --
                                           --------    -------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS        0.022      0.010       0.009       0.013       0.027
                                           --------    -------      ------      ------      ------
LESS DISTRIBUTIONS:
  Net investment income                     (0.022)    (0.010)     (0.009)     (0.013)     (0.027)
  Capital contribution                          --         --          --          --          --
                                           --------    -------      ------      ------      ------
     TOTAL DISTRIBUTIONS                    (0.022)    (0.010)     (0.009)     (0.013)     (0.027)
                                           --------    -------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD               $1.00      $1.00       $1.00       $1.00       $1.00
                                           ========    =======      ======      ======      ======
Total return                                  2.23%      1.00%       0.90%       1.35%       2.70%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)      $1,035,130   $759,266    $847,140    $815,171    $788,162
  Ratio of expenses to average net
     assets                                   0.22%      0.25%       0.22%       0.22%       0.23%
  Ratio of expenses to average net
     assets (excluding waivers)               0.25%      0.25%       0.23%       0.23%       0.23%
  Ratio of net investment income to
     average net assets                       2.22%      0.99%       0.89%       1.34%       2.62%



32  Phoenix Insight Money Market Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



[logo]PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480







ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926









NOT INSURED BY FLIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Investment Company Act File No. 811-7447
PXP4493                                                                     6-06

                           PHOENIX INSIGHT FUNDS TRUST

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                         Equity Funds                                                 Fixed Income Funds
                         ------------                                                 ------------------
                 Phoenix Insight Balanced Fund                                     Phoenix Insight Bond Fund
               Phoenix Insight Core Equity Fund                              Phoenix Insight High Yield Bond Fund
             Phoenix Insight Emerging Markets Fund                     Phoenix Insight Intermediate Government Bond Fund
                  Phoenix Insight Equity Fund                          Phoenix Insight Intermediate Tax-Exempt Bond Fund
                  Phoenix Insight Index Fund                             Phoenix Insight Short/Intermediate Bond Fund
              Phoenix Insight International Fund                             Phoenix Insight Tax-Exempt Bond Fund
             Phoenix Insight Small-Cap Growth Fund
          Phoenix Insight Small-Cap Opportunity Fund                                  Money Market Funds
             Phoenix Insight Small-Cap Value Fund                                     ------------------
                                                                         Phoenix Insight Government Money Market Fund
                                                                               Phoenix Insight Money Market Fund
                                                                         Phoenix Insight Tax-Exempt Money Market Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 26, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Insight Funds Trust ("the Trust"), dated June 26, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE

The Trust .....................................................................1
Investment Restrictions .......................................................1
Master Fund/Feeder Structure...................................................2
Investment Techniques and Risks ...............................................3

Ratings.......................................................................24
Performance Information ......................................................24
Portfolio Turnover ...........................................................27
Portfolio Transactions and Brokerage .........................................27
Disclosure of Fund Holdings...................................................28
Services of the Adviser and Subadvisers.......................................30
Portfolio Managers ...........................................................35
Net Asset Value ..............................................................39
How to Buy Shares ............................................................40
Alternative Purchase Arrangements ............................................40
Investor Account Services ....................................................42
How to Redeem Shares .........................................................44
Dividends, Distributions and Taxes ...........................................45
Tax Sheltered Retirement Plans ...............................................49
The Distributor ..............................................................49
Service and Distribution Plans................................................52
Management of the Trust.......................................................53
Additional Information .......................................................68
Appendix......................................................................70


                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926

                                    THE TRUST

   The Trust is an open-end management investment company organized as a Massachusetts business trust on December 6, 1995. Prior to May 18, 2006, it was named Harris Insight Funds Trust.

   The Trust's Prospectus describes the investment objectives and strategies that each of the Funds currently offered by the Trust will employ in seeking to achieve its investment objective. The "Equity Funds" are: Phoenix Insight Balanced Fund ("Balanced Fund"), Phoenix Insight Core Equity Fund ("Core Equity Fund"), Phoenix Insight Emerging Market Fund ("Emerging Market Fund"), Phoenix Insight Equity Fund ("Equity Fund"), Phoenix Insight Index Fund ("Index Fund"), Phoenix Insight International Fund ("International Fund"), Phoenix Insight Small-Cap Growth Fund ("Small-Cap Growth Fund), Phoenix Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity Fund"), and Phoenix Insight Small-Cap Value Fund ("Small-Cap Value Fund"). The "Fixed Income Funds" are Phoenix Insight Bond Fund ("Bond Fund"), Phoenix Insight High Yield Bond Fund ("High Yield Bond Fund"), Phoenix Insight Intermediate Government Bond Fund ("Intermediate Government Bond Fund"), Phoenix Insight Intermediate Tax-Exempt Bond Fund ("Intermediate Tax-Exempt Bond Fund"), Phoenix Insight Short/Intermediate Bond Fund ("Short/Intermediate Bond Fund"), and Phoenix Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund"). The "Money Market Funds" are Phoenix Insight Government Money Market Fund ("Government Money Market Fund"), Phoenix Insight Money Market Fund ("Money Market Fund"), and Phoenix Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund"). Each of the "Equity Funds", "Fixed Income Funds" and "Money Market Funds" are each, a "Fund" and, together, the "Funds". Each Fund's investment objective is a non-fundamental policy of that Fund and may be changed by the Board of Trustees without the approval of the Fund's shareholders. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, ("the 1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   (1) No diversified Fund may, with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies. This is not a fundamental policy of the Funds.

   (2) No Fund may, with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies. This is not a fundamental policy of the Funds.

   (3) No Fund may invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that (a) this restriction does not apply to investments in (i) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, (ii) municipal obligations (for purposes of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users), and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments, and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

   (4) No Fund may borrow money except to the extent permitted by applicable law, regulation or order.

   (5) No Fund may issue any senior security except to the extent permitted by applicable law, regulation or order.

   (6) No Fund may underwrite the distribution of securities of other issuers; however, (a) the Fund may acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

   (7) No Fund may make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities. The Fund will not lend securities having a value in excess of 33-1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

   (8) No Fund may purchase or sell real estate or interests in real estate, although it may invest in securities secured by interests in real estate and securities of enterprises that invest in real estate or interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of rights as a holder of debt obligations secured by real estate or interests therein.

   (9) No Fund may purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities.

   (10) No Fund may invest in the securities of other investment companies except to the extent permitted by applicable law, regulation or order or rule of the Commission.

   (11) No Fund may purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities. This is not a fundamental policy of the Funds.

   (12) No Fund may invest more than 15% (10% in the case of a Money Market
Fund) of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days. This is not a fundamental policy of the Funds.

   (13) No Fund may make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales. This is not a fundamental policy of the Funds.


   (14) As a matter of fundamental policy, none of the foregoing investment policies or restrictions of a Fund shall prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company having the same investment objective and substantially similar policies and restrictions.


   Except as noted below, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction except with respect to invest restriction (12), at no time may the value of the illiquid securities held by a Money Market Fund exceed 10% of the Fund's total assets. With respect to investment restriction (4), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

   For purposes of these investment restrictions, as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a "private activity bond," if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

                        MASTER FUND/FEEDER FUND STRUCTURE

   The shareholders of each Fund have authorized the Fund to become a "feeder fund" by investing substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (a "Master Fund/Feeder Fund Structure"). Prior to the conversion of any Fund to a feeder fund, however, the Board of Trustees would be required to approve the conversion and shareholders would be notified.

   Although the Trust's Board of Trustees has not determined that any of the Funds should convert to a Master Fund/Feeder Fund Structure at this time, the Board of Trustees believes it could be in the best interests of some or all of the Funds at some future date and could vote at some time in the future to convert the Fund into a "Feeder Fund" under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following practices or techniques in pursuing their investment objectives.

ASSET-BACKED SECURITIES

   Each Fund may purchase asset-backed securities, which represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Trust's Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk. See "Mortgage-Related Securities" below.

   Assets are securitized through the use of trusts, special purpose corporations and other entities that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, there is a risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities.

BANK OBLIGATIONS

   Each Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. The Money Market Fund limits its investments in domestic bank obligations to obligations of U.S. banks (including foreign branches and thrift institutions) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("U.S. banks"). The Money Market Fund limits its investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches): (a) which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) are among the 100 largest banks in the world, as determined on the basis of assets, and have branches or agencies in the U.S.; and (b) which obligations, in the opinion of HIM, are of an investment quality comparable to obligations of U.S. banks that may be purchased by the Money Market Fund. Each of the Short/Intermediate Bond Fund, the Ultra Short Duration Bond Fund and the Money Market Fund may invest more than 25% of the current value of its total assets in obligations (including repurchase agreements) of: (a) U.S. banks; (b) U.S. branches of foreign banks that are subject to the same regulation as U.S. banks by the U.S. Government or its agencies or instrumentalities; or (c) foreign branches of U.S. banks if the U.S. banks would be unconditionally liable in the event the foreign branch failed to pay on such obligations for any reason.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

BORROWING

   Each Fund may borrow up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, which borrowing may be secured by the pledge of up to 10% of the current value of the Fund's net assets. Investments may not be purchased while any aggregate borrowings in excess of 5% exist.

COMMON AND PREFERRED STOCK

   The Equity Funds and the High Yield Bond Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

   Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. The Small-Cap Growth Fund, the Small-Cap Opportunity Fund, and the Small-Cap Value Fund have heightened exposure to these risks due to their policy of investing in smaller companies.

CONVERTIBLE SECURITIES

   The Equity Funds and the Fixed Income Funds may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

   See additional information on ratings and debt obligations below under "Debt Securities" and in Appendix A of this SAI.

DEBT SECURITIES

   Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, Government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security's maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but are sold at a deep discount from their face value.

   Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fixed Income Fund's investment objective depends in part on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

   The rating or quality of a debt security refers to the issuer's creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody's Investors Service, Standard & Poor's, or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

   DURATION. Duration is a time measure of a bond's interest-rate sensitivity, based on the weighted average of the time periods over which a bond's cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond's price. (A bond's cash flows consist of coupon payments and repayment of capital.) A bond's duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

   HIGH YIELD DEBT SECURITIES. Securities rated "BB", "B", or "CCC" by Standard & Poor's ("Ba" or lower by Moody's) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, with "B" indicating a lesser degree of speculation than "CCC". Such securities are frequently referred to as "high yield" securities or "junk bonds". While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated "CCC" ("Caa" by Moody's) have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

   While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

   Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

   To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the responsibility of the Trust's Board of Trustees to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, a Fund's ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

   The market for certain low-rated and comparable unrated securities has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and could result in a higher incidence of defaults.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

DEPOSITORY RECEIPTS


   The Emerging Markets Fund, the International Fund, the Small-Cap Growth Fund, and the High Yield Bond Fund may purchase sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities ("Depositary Receipts"). Each of the Equity Funds not previously named also may invest in ADRs and EDRs. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.


DOLLAR ROLLS

   A Fund may enter into a mortgage dollar roll in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.


EMERGING MARKET SECURITIES

   The Emerging Markets Fund and International Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the subadviser to be an emerging market as defined above. The International Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or
(iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the International Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EURODOLLAR INSTRUMENTS

   The Emerging Markets Fund and International Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

FLOATING AND VARIABLE RATE OBLIGATIONS

   Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the sensitivity of the security's market value to changes in interest rates. The Sub-Adviser will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a sub-custodian agreement between the bank and the Funds' custodian.

   The floating and variable rate obligations that the Funds may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Money Market Funds may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

   Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer's creditworthiness.

   Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

   A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

FOREIGN CURRENCY AND FOREIGN CURRENCY FORWARD CONTRACTS, FUTURES, AND OPTIONS

   When investing in foreign securities, a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs expenses in converting assets from one currency to another.

   FORWARD CONTRACTS. Each of the Equity Funds and the Fixed Income Funds, except for the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund, may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("forward contracts"). Forward contracts may be entered into by the Fund for hedging purposes, either to "lock-in" the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. A Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency ("cross hedging"), if in the judgment of the Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

   Each of the Emerging Markets Fund and the International Fund may also enter into transactions in forward contracts for other than hedging purposes that present greater profit potential but also involve increased risk. For example, if the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Funds may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Funds will realize profits that will increase their gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Funds may sustain losses that will reduce their gross income. Such transactions, therefore, could be considered speculative.

   The Funds have established procedures consistent with statements by the Commission and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Funds satisfy this requirement through segregation of assets, they will segregate appropriate liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of their commitments under forward contracts.

   Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Emerging Markets Fund or the International Fund may invest. This may limit a Fund's ability to effectively hedge its investments in those emerging markets.

   FOREIGN CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Sub-Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. These contracts may be traded on an exchange or over-the-counter.

   Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

   FOREIGN CURRENCY OPTIONS. Each of the Emerging Markets Fund, the International Fund and the Small-Cap Growth Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

   A Fund may also write covered call options on foreign currency to protect against potential declines in its portfolio securities that are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be reduced by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A covered put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security that is greater than the price of the premium received. A Fund may also write options to close out long put option positions. The Fund's ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market. These instruments may be traded on an exchange or over-the-counter.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

   Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over-the-counter. There is no systematic reporting of last sale information for foreign currencies traded over-the-counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   FOREIGN CURRENCY WARRANTS. The Emerging Markets Fund and International Fund may each invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   PRINCIPAL EXCHANGE RATE LINKED SECURITIES. The Emerging Markets Fund and the International Fund may invest in principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   PERFORMANCE INDEXED PAPER. The Emerging Markets Fund and International Fund may invest in performance indexed paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN INVESTMENT COMPANIES

   Some of the countries in which the Emerging Markets Fund, the International Fund or the Small-Cap Growth Fund may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These Funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

FOREIGN SECURITIES

   Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.


   Each of the Emerging Markets Fund, the International Fund and the High Yield Bond Fund, may invest a portion of its assets in certain sovereign debt obligations known as "Brady Bonds." Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the "IMF"). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.


   Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

   Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

   Each of the other Equity Funds, except for the Balanced Fund, may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Balanced Fund, the Bond Fund, the High Yield Bond Fund and the Short/Intermediate Bond Fund (each with respect to 20% of its total assets) may invest in non-convertible and convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Money Market Fund may invest in non-convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Intermediate Government Bond Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities.

FUNDING AGREEMENTS

   Funding agreements are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid. These agreements are regulated by the state insurance board of the state where they are executed.

GOVERNMENT SECURITIES

   Government securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Obligations of the U.S. Government agencies and instrumentalities are debt securities issued by U. S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by:
(a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where U.S. Government support of agencies or instrumentalities is discretionary, no assurance can be given that the U.S. Government will provide financial support, since it is not legally obligated to do so.

GUARANTEED INVESTMENT CONTRACTS

   Each of the Bond Fund, the Short/Intermediate Bond Fund and the Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist.


HEDGING TRANSACTIONS


   The High Yield Bond Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The subadviser believes it is possible to reduce the effect of interest rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

   Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES

   Each Fund may invest up to 15% (10% with respect to the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Subject to the oversight of the Trust's Board of Trustees, the Sub-Adviser determines and monitors the liquidity of portfolio securities.

   Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Sub-Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

   The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees. Those guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees monitors implementation of those guidelines on a periodic basis.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

   Each Equity Fund and Fixed Income Fund may attempt to reduce the risk of investment in equity and other securities by hedging a portion of each portfolio through the use of futures contracts on indices and options on such indices traded on a securities or futures exchange. Each of these Funds may hedge a portion of its portfolio by selling index futures contracts to limit exposure to decline. During a market advance or when the Sub-Adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing index futures or options on indices. This affords a hedge against the Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities that may later be purchased in a more advantageous manner. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. A Fund will sell options on indices only to close out existing hedge positions.

   A securities index assigns relative weightings to the securities in the index, and the index generally fluctuates with changes in the market values of those securities. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the purchase or sale of an underlying security, no consideration is paid or received by a Fund upon the purchase or sale of a securities index futures contract. When the contract is executed, each party deposits with a broker or in a segregated custodial account a percentage of the contract amount, which may be as low as 5% or less, called the "initial margin." During the term of the contract, the amount of this deposit is adjusted, based on the current value of the futures contract, by payments of variation margin to or from the broker or segregated account.

   Municipal bond index futures contracts, which are based on an index of 40 tax-exempt, municipal bonds with an original issue size of at least $50 million and a rating of A or higher by Standard & Poor's ("S&P") or A or higher by Moody's Investors Service ("Moody's"), began trading in mid-1985. No physical delivery of the underlying municipal bonds in the index is made. The Fixed Income Funds may utilize any such contracts and associated put and call options for which there is an active trading market.

   Except for the Index Fund, a Fund will use index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund will sell index futures only if the amount resulting from the multiplication of the then-current level of the indices upon which its futures contracts which would be outstanding do not exceed one-third of the value of the Fund's net assets. Also, a Fund may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund's outstanding futures contracts would exceed 5% of the market value of the Fund's total assets. When a Fund purchases index futures contracts, it will segregate appropriate liquid securities equal to the market value of the futures contracts.

   There are risks that are associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying securities that are included in the index. The difference between these two price movements is called "basis." There are occasions when basis becomes distorted. For instance, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

   All investors in the futures market are subject to initial margin and variation margin requirements. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion. The margin requirements may be changed by the exchanges, including for open positions that may have already been established by the Fund.

   In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuation limits. Each market may establish a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the contract can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period, it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because it is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the price of the underlying index. When a Fund purchases a put option or call option, however, unless the option is exercised, the maximum risk of loss to the Fund is the price of the put option or call option purchased.

   Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

   A Fund's successful use of index futures contracts and options on indices depends upon the Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in a security in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock indices, a Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of a Fund to close out an option depends on a liquid secondary market. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because a Fund is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the underlying index. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

   Although no Fund has a present intention to invest 5% or more of its assets in index futures and options on indices, a Fund has the authority to invest up to 25% of its net assets in such securities.

   See additional risk disclosure below under "Interest Rate Futures Contracts and Related Options."

INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

   Each Equity Fund and Fixed Income Fund may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, agency securities, three-month U.S. Treasury Bills, Eurodollars, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

   Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit initial margin with the broker, as determined by the broker. The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

   A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated to cover the positions, thereby insuring that the use of the contract is unleveraged.

   Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

   In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Tax Information" below.

   A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

   Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

   There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Sub-Adviser's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable

   See additional risk disclosure above under "Index Futures Contracts and Options on Index Futures Contracts."

INVESTMENT COMPANY SECURITIES AND INVESTMENT FUNDS

   In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 net asset value per share.

   Each non-Money Market Fund also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly, within the limits prescribed by the 1940 Act. These limit each such Fund so that, except as provided below in the section "Master Fund/Feeder Fund Structure", (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. See additional information concerning permitted investments in non-U.S. investment companies above under "Foreign Investment Companies".

LETTERS OF CREDIT

   Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Sub-Adviser, are of investment quality comparable to other permitted investments of a Fund may be used for Letter of Credit-backed investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Emerging Markets Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce its rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

   When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

MORTGAGE-RELATED SECURITIES

   All Equity Funds, the Bond Fund, the High Yield Bond Fund, the Intermediate Government Bond Fund, and the Short/Intermediate Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. The Intermediate Government Bond Fund may purchase such securities if they represent interests in an asset-backed trust collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), and may invest up to 20% of its assets in non-government, mortgage-backed securities.

   CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on the underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities" in this SAI.

   Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by GNMA, FNMA, or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

   Mortgage-backed securities generally provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA-guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities.

   Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.

   Investments in interest-only Government Stripped Mortgage-Backed Securities will be made in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in a Fund's not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so.

MUNICIPAL LEASES

   Each of the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation may be backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

   In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Sub-Adviser will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and, (5) the legal recourse in the event of failure to appropriate.


MUNICIPAL SECURITIES

   The Balanced Fund, the Bond Fund, the High Yield Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Bond Fund, and the Tax-Exempt Money Market Fund may invest in tax-exempt obligations to the extent consistent with each Fund's investment objective and policies. Notes sold as interim financing in anticipation of collection of taxes (i.e., tax anticipation notes), a bond sale (i.e., bond anticipation notes) or receipt of other revenues (i.e., revenue anticipation notes) are usually general obligations of the issuer.

   BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

   Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA").

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

   Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

   Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

   In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust's investment restrictions set forth in this Statement of Additional

Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by the investment adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

   RISKS RELATING TO MUNICIPAL SECURITIES. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


   TAX ANTICIPATION NOTES (TANs). An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers commingle various tax proceeds in a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various other obligations could affect the likelihood of making payments on TANs.

   BOND ANTICIPATION NOTES (BANs). The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

   REVENUE ANTICIPATION NOTES (RANs). A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

   The Balanced Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, and the Tax-Exempt Bond Fund, may also invest in:
(1) municipal bonds that are rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P; (2) municipal notes having maturities at the time of issuance of 15 years or less that are rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+," "SP-1," or "SP-2" by S&P; and
(3) municipal commercial paper with a stated maturity of one year or less that is rated at the date of purchase "P-2" or better by Moody's or "A-2" or better by S&P.

PARTICIPATION ON CREDITORS' COMMITTEES

   The High Yield Bond Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

PUT AND CALL OPTIONS

   Each Equity Fund and Fixed Income Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

   These Funds each may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if a Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is "covered" if a Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, a Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, a Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. A Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. A Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

   Each Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, a Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

   The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. Each of the Funds will treat such options and assets as subject to such Fund's limitation on investment in securities that are not readily marketable.

   Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

REAL ESTATE INVESTMENT TRUSTS (REITS)

   Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

   REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

   Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.

REPURCHASE AGREEMENTS

   Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund cash or cash equivalents equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

   A Fund may not enter into a repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. A Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

   Each of the Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by entering into an agreement to sell portfolio securities to a financial institution such as a bank or broker-dealer and to repurchase them at a mutually specified date and price ("reverse repurchase agreement"). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on the amount obtained pursuant to the reverse repurchase agreement.

   A Fund may not enter into a reverse repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the Fund's net assets would be invested in reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees.

RULE 2A-7 MATTERS

   Each of the Money Market Funds must comply with the requirements of Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Under the applicable quality requirements of Rule 2a-7, the Funds may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See Appendix A for more information.

   The Money Market Fund may not invest more than 5% of its total assets in second tier securities nor more than the greater of 1% of its total assets or $1 million in the second tier securities of a single issuer. The Tax-Exempt Money Market Fund may not invest more than 5% of its total assets in second tier "conduit securities" (as defined in Rule 2a-7), nor more than 1% of its total assets or $1 million (whichever is greater) in second tier conduit securities issued by a single issuer. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

   Each Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

SECURITIES LENDING


   Each Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's total assets if cash or cash-equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund pays administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Adviser, a Sub-Adviser or the Distributor.

SHORT SALES

   With respect to the Emerging Markets Fund and the International Fund, when a Fund sells short, it borrows the securities that it needs to deliver to the buyer. A Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

   A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds a Fund receives from the short sale will be held on behalf of the broker until the Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high-grade debt obligations. In addition, a Fund will deposit collateral in a segregated account with the Fund's custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

   The Emerging Markets Fund and the International Fund may sell securities short-against-the-box to hedge unrealized gains on portfolio securities. If a Fund sells a security short-against-the-box, the fund owns the security but does not want to use it for delivery so instead borrows it from a brokerage firm, typically in order to lock in a profit. If a Fund sells securities short-against-the-box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SOVEREIGN DEBT

   The Emerging Markets Fund, the International Fund, and the High Yield Bond Fund may invest in "sovereign debt," which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing their rights thereunder.

   The Fixed Income Funds may invest in "sovereign debt" that is U.S. dollar-denominated and investment-grade.

STAND-BY COMMITMENTS

   Each of the Balanced Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

SWAP AGREEMENTS

   Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund). To the extent required by SEC guidelines to ensure that it is not leveraged, a Fund will only engage in futures contracts or options on futures contracts if it owns either (1) an offsetting position for the same type of financial asset or (2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio. Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   In addition, the High Yield Bond Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.


   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's or S&P at the time of investment.


TEMPORARY INVESTMENTS

   When business or financial conditions warrant, each of the non-Money Market Funds may assume a temporary defensive position by investing in money-market investments. These money-market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

   For temporary defensive purposes, during periods in which the subadviser believes changes in economic, financial or political conditions make it advisable, the Funds may reduce their holdings in equity and other securities and may invest up to 100% of their assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). In the case of the International Fund and the Emerging Markets Fund, these short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and
(e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Sub-Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's or S&P (i.e., rated at least A).

WARRANTS

   The Equity Funds and the High Yield Bond Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY)

   When-issued purchases and forward commitments (delayed-delivery) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

   When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Trust's custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each subadviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

   A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. The Funds may be required to provide margin for forward transactions. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for Federal income tax purposes.

   When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ZERO COUPON, DEFERRED COUPON, AND PIK DEBT SECURITIES

   ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities may not be issued or guaranteed by the U.S. Government. Typically, an investment brokerage firm or other financial intermediary holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest (cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly. In addition, a Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed income to a Fund each year. Under the Federal tax laws applicable to investment companies, a Fund will not be subject to tax on its income if it pays annual dividends to its shareholders substantially equal to all the income received from, and imputed to, its investments during the year. Because imputed income must be paid to shareholders annually, a Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by a Fund may increase its expense ratio and decrease its rate of return.

   DEFERRED COUPON DEBT SECURITIES. The High Yield Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of a Fund's shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

   PIK BONDS. PIK Bonds are bonds on which interest is payable in kind. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets. PIK bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do bonds on which regular cash payments of interest are being made that have similar maturities and credit quality.

                                     RATINGS

   After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund for such type of security to sell the security unless the amount of the security exceeds the Fund's permissible limit. However, the subadviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Trust's Board of Trustees that a sale is not in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in the organization or in its rating system, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this SAI. For additional information on ratings, see Appendix A to this SAI.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Consumer Price Index, Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Russell 2500(TM) Growth Index, S&P California Municipal Bond Index, Lehman Brothers Intermediate Government/Credit Bond Index and the Morgan Stanley Capital International EAFE (Net) Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD

   The Trust makes available various yield quotations with respect to shares of each class of shares of the Money Market Funds. Each of these amounts was calculated based on the 7-day period ended December 31, 2005, by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. Effective yield quotations for Institutional Shares of each of the Money Market Funds and for Exchange Shares of the Phoenix Insight Money Market Fund are also made available. These amounts are calculated in a similar fashion to yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

   Effective Yield = [(Base Period Return + 1) 365/7] -1

   Current yield for all of the Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields.

   The yields of the Exchange Shares and Institutional Shares of each of the following Money Market Funds for the 7-day period ended December 31, 2005 are:

                                                            CURRENT YIELD (%)                      EFFECTIVE YIELD (%)
                                                        EXCHANGE     INSTITUTIONAL             EXCHANGE     INSTITUTIONAL
                                                        --------     -------------             --------     -------------

 Government Money Market Fund                               --            4.17                     --            4.26
 Money Market Fund                                        4.20            4.20                   4.29            4.29
 Tax-Exempt Money Market Fund                               --            3.20                     --            3.25

   From time to time each of the Money Market Funds may advertise its "30-day average yield" and its "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day period, as appropriate, (which period will be stated in the advertisement).

   The yields of Exchange Shares and Institutional Shares of each of the following Money Market Funds for the 30-day period ended December 31, 2005 are:

                                                       30-DAY YIELD (%)
                                                   EXCHANGE     INSTITUTIONAL
                                                   --------     -------------

Government Money Market Fund                           --            4.08
Money Market Fund                                    4.13            4.13
Tax-Exempt Money Market Fund                           --            2.93

   A standardized "tax-equivalent yield" may be quoted for the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax. For the 7-day period ended December 31, 2005, the effective tax equivalent yield of the Institutional Shares of the Tax-Exempt Money Market Fund was 4.44%. For the 30-day period ended December 31, 2005, the 30-day tax equivalent yield for the A Shares and Institutional

Shares of the Intermediate Tax-Exempt Bond Fund and the A Shares and Institutional Shares of the Tax-Exempt Bond Fund were 5.38%, and 5.90%, and 5.68%, and 6.29%, respectively, based on a stated tax rate of 28%.

   The Trust makes available 30-day yield quotations with respect to A Shares and Institutional Shares of the Non-Money Market Funds. As required by regulations of the Commission, the 30-day yield is computed by dividing a Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

   The following table shows 30-day yields for the period ended December 31, 2005, for A Shares and Institutional Shares of the Non-Money Market Funds.

                                                           30-DAY YIELD (%)
                                                      CLASS A      INSTITUTIONAL
                                                      -------      -------------

Bond Fund                                               3.96           4.40
High Yield Bond Fund                                    6.61           7.17
Intermediate Government Bond Fund                       3.93           4.32
Intermediate Tax-Exempt Bond Fund                       3.87           4.25
Short/Intermediate Bond Fund                            3.82           4.20
Tax-Exempt Bond Fund                                    4.09           4.53
Balanced Fund                                           1.74           2.09
Core Equity Fund                                        0.36           0.63
Equity Fund                                             0.68           0.97
Index Fund                                                --           1.74
Small-Cap Growth Fund                                     --         (0.18)
Small-Cap Opportunity Fund                            (0.24)         (0.01)
Small-Cap Value Fund                                    0.02           0.27

TOTAL RETURN


   Standardized quotations of average annual total return for Class A Shares and Institutional Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares and Institutional Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions on Class A Shares, Class C Shares and Institutional Shares are reinvested when paid.


   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities, generally on equity securities transactions only. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for the Trust, the adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   A subadviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of a subadviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadvisers' personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, a subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the subadviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the subadviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the subadviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

   For the Emerging Markets Fund and International Fund, Vontobel Asset Management, Inc. currently uses approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including Vontobel's affiliates for brokerage and research services. Vontobel periodically evaluates the execution performance of the broker-dealers it selects for client transactions. Vontobel attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows the subadviser to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.

   The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the past three fiscal years (or shorter if the Fund has been in operation for a shorter period).

----------------------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE AMOUNT OF BROKERAGE COMMISSIONS ($)
                                                    ----------------------- ------------------------ -----------------------
                                                             2003                    2004                     2005
--------------------------------------------------- ----------------------- ------------------------ -----------------------
Balanced Fund                                               78,664                   59,704                  70,404
--------------------------------------------------- ----------------------- ------------------------ -----------------------
Core Equity Fund                                           239,643                  264,959                 291,483
--------------------------------------------------- ----------------------- ------------------------ -----------------------
Emerging Markets Fund                                      542,823                  881,706                 836,447
--------------------------------------------------- ----------------------- ------------------------ -----------------------
Equity Fund                                                657,590                  458,445                 419,312
--------------------------------------------------- ----------------------- ------------------------ -----------------------
Index Fund                                                  53,627                   73,249                 113,518
--------------------------------------------------- ----------------------- ------------------------ -----------------------
International Fund                                         278,186                  247,501                 380,525
--------------------------------------------------- ----------------------- ------------------------ -----------------------
Small-Cap Growth Fund                                       26,159                   22,678                  49,104
--------------------------------------------------- ----------------------- ------------------------ -----------------------
Small-Cap Opportunity Fund                               1,099,248                1,096,208               1,464,537
--------------------------------------------------- ----------------------- ------------------------ -----------------------
Small-Cap Value Fund                                       911,787                  711,625                 803,046
----------------------------------------------------------------------------------------------------------------------------

   With respect to transactions directed to brokers because of research services provided, the following table shows total brokerage commissions and the total dollar amount of such transactions on which commissions were paid for the fiscal year ended December 31, 2005.

-----------------------------------------------------------------------------------------------------------------------------
                                           TOTAL BROKERAGE COMMISSIONS        TOTAL DOLLAR AMOUNT OF TRANSACTIONS ON WHICH
                                              (RESEARCH-RELATED) ($)          COMMISSIONS WERE PAID (RESEARCH-RELATED) ($)
-------------------------------------- ------------------------------------- ------------------------------------------------
Balanced Fund                                        31,288                                      22,876,230
-------------------------------------- ------------------------------------- ------------------------------------------------
Core Equity Fund                                    152,284                                     105,628,408
-------------------------------------- ------------------------------------- ------------------------------------------------
Equity Fund                                         118,349                                      97,175,722
-------------------------------------- ------------------------------------- ------------------------------------------------
Small-Cap Growth Fund                                 3,843                                       2,576,190
-------------------------------------- ------------------------------------- ------------------------------------------------
Small-Cap Opportunity Fund                          136,469                                     119,391,635
-------------------------------------- ------------------------------------- ------------------------------------------------
Small-Cap Value Fund                                 81,539                                      87,706,973
-----------------------------------------------------------------------------------------------------------------------------

   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

 -----------------------------------------------------------------------------------------------------------------------------
 TYPE OF SERVICE PROVIDER             NAME OF SERVICE PROVIDER             TIMING OF RELEASE OF PORTFOLIO HOLDINGS INFORMATION
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Adviser                              Phoenix Investment Counsel, Inc.                          Daily
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Subadviser                           Harris Investment Management, Inc.                        Daily
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Subadviser                           Vontobel Asset Management, Inc.                           Daily
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Subadviser                           Seneca Capital Management LLC                             Daily
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Distributor                          Phoenix Equity Planning Corporation                       Daily
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Custodian                            PFPC Trust Company                                        Daily
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 TYPE OF SERVICE PROVIDER             NAME OF SERVICE PROVIDER             TIMING OF RELEASE OF PORTFOLIO HOLDINGS INFORMATION
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Sub-Financial Agent                  PFPC Inc.                                                 Daily
 ------------------------------------ ------------------------------------ ---------------------------------------------------

 Independent Registered Public        PricewaterhouseCoopers, LLP          Annual Reporting Period: within 15 business
 Accounting Firm                                                           days of end of reporting period

                                                                           Semiannual Reporting Period: within 31 business
                                                                           days of end of reporting period

 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Typesetting Firm for Financial       GCom Solutions                       Monthly on first business day following month
 Reports and Forms N-Q                                                     end
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Printer for Financial Reports        V.G. Reed & Sons                     Annual and Semiannual Reporting Period: within
                                                                           45 days after end of reporting period
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Proxy Voting Service                 Institutional Shareholder Services   Twice weekly on an ongoing basis
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Intermediary Selling Shares of the   Merrill Lynch                        Quarterly within 10 days of quarter end
 Fund
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Exchange                             Chicago Mercantile Exchange                              Monthly
 -----------------------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Portfolio Redistribution Firms       Bloomberg, Standard & Poor's and     Quarterly, 60 days after fiscal quarter end
                                      Thompson Financial Services
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Rating Agencies                      Lipper Inc. and Morningstar          Quarterly, 60 days after fiscal quarter end
 ------------------------------------ ------------------------------------ ---------------------------------------------------
 Rating Agencies                      Moody's; Standard and Poor's and                          Weekly
                                      Fitch
 -----------------------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISERS

THE ADVISER

   The investment adviser to each of the funds is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of March 31, 2006, PIC had approximately $19.2 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115. PEPCO, a mutual fund distributor, acts as the national distributor of the Funds' shares and as administrator and transfer agent of each Fund. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06115. Prior to May 18, 2006, Harris Investment Management, Inc. ("HIM") was the investment adviser to the Funds.

   PXP has served investors for over 70 years. As of March 31, 2006, PXP had approximately $50.5 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   The investment advisory agreement, approved by the Trustees, provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of each fund, PIC is entitled to a fee, payable monthly, at the following annual rates:

     FUND                                              MANAGEMENT FEE
     ----                                              --------------
     Balanced Fund                                          0.50%
     Core Equity Fund                                       0.70%
     Emerging Markets Fund                                  1.00%
     Equity Fund                                            0.70%
     Index Fund                                             0.20%
     International Fund                                     0.85%
     Small-Cap Growth Fund                                  0.75%
     Small-Cap Opportunity Fund                             0.75%
     Small-Cap Value Fund                                   0.70%
     Bond Fund                                              0.50%
     High Yield Bond Fund                                   0.45%
     Intermediate Government Bond Fund                      0.45%
     Intermediate Tax-Exempt Bond Fund                      0.45%
     Short/Intermediate Bond Fund                           0.55%
     Tax-Exempt Bond Fund                                   0.45%

   The Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund each pay PIC 0.14% of the Fund's first $100 million of net assets plus 0.10% of the Fund's remaining assets.

   PIC may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. PIC has contractually agreed to limit the annual operating expenses of the following Funds until December 31, 2007 (expressed as a percentage of daily net assets):

 ----------------------------------------------------------------------------------------------------------------------------
                                                                   INSTITUTIONAL                        A SHARES
 -------------------------------------------------------- --------------------------------- ---------------------------------

 Bond Fund                                                             0.65%                             0.85%
 -------------------------------------------------------- --------------------------------- ---------------------------------
 Intermediate Government Bond Fund                                     0.55%                             0.75%
 -------------------------------------------------------- --------------------------------- ---------------------------------
 Intermediate Tax Exempt Bond Fund                                     0.65%                             0.85%
 -------------------------------------------------------- --------------------------------- ---------------------------------
 Short/Intermediate Bond Fund                                          0.75%                             0.95%
 -------------------------------------------------------- --------------------------------- ---------------------------------
 Small Cap Growth Fund                                                 1.20%                               --
 -------------------------------------------------------- --------------------------------- ---------------------------------
 Tax Exempt Bond Fund                                                  0.65%                             0.85%

 -------------------------------------------------------- --------------------------------- ---------------------------------

   The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

   The following table shows the dollar amount of fees payable to Harris Investment Management, Inc. ("HIM"), the investment adviser to the Funds prior to May 18, 2006, for its services with respect to each Fund, the amount of fee that was waived by HIM, if any, and the actual fee received by the HIM. This data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Pursuant to separate agreements, HIM paid a portion of the advisory fees it received to affiliates of HIM, such as Harris. These payments were used, among other things, to reimburse a portion of the fees paid by such affiliates' fiduciary clients who were invested in the Funds.

 ----------------------------------------------------------------------------------------------------------------------------
                               GROSS ADVISORY FEE ($)          ADVISORY FEE WAIVED ($)            NET ADVISORY FEE ($)
                          ---------------------------------------------------------------------------------------------------
                             2003       2004       2005       2003       2004       2005       2003       2004       2005
 ----------------------------------------------------------------------------------------------------------------------------
 Government Money         1,327,810  1,843,072  1,613,540         --         --         --  1,327,810  1,843,072  1,613,540
  Market Fund
 ----------------------------------------------------------------------------------------------------------------------------
 Money Market Fund        7,733,692  7,375,073  6,520,668         --         --         --  7,733,692  7,375,073  6,520,668
 ----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money
  Market Fund             1,266,709  1,348,192  1,378,657         --         --         --  1,266,709  1,348,192  1,378,657
 ----------------------------------------------------------------------------------------------------------------------------
 Bond Fund                1,255,395  1,018,371  1,184,229    613,182    481,151    486,924    642,213    537,220    697,305
 ----------------------------------------------------------------------------------------------------------------------------
 High Yield Bond Fund       206,771    323,089    342,784     49,708     91,365    107,311    157,063    231,724    235,473
 ----------------------------------------------------------------------------------------------------------------------------
 Intermediate Government
  Bond Fund                 489,948    352,361    153,700    331,520    237,345    132,094    158,428    115,016     21,606
 ----------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt
  Bond Fund               1,200,190  1,095,881  1,078,309    668,654    608,823    599,060    531,536    487,058    479,249
 ----------------------------------------------------------------------------------------------------------------------------
 Short/Intermediate Bond
  Fund                    1,892,556  1,992,625  1,873,405    933,062    929,876    826,836    959,494  1,062,749  1,046,569
 ----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond Fund       577,100    490,685    484,651    321,530    272,603    269,250    255,570    218,082    215,401
 ----------------------------------------------------------------------------------------------------------------------------
 Balanced Fund              282,356    312,908    380,817     40,864     16,185         --    241,492    296,723    380,817
 ----------------------------------------------------------------------------------------------------------------------------
 Core Equity Fund         1,023,289    944,647    977,260    118,733      9,468         --    904,556    935,179    977,260
 ----------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund    2,095,350  3,774,494  3,828,565         --         --    319,051  2,095,350  3,774,494  3,509,514
 ----------------------------------------------------------------------------------------------------------------------------
 Equity Fund              1,799,413  1,686,719  1,886,952         --         --         --  1,799,413  1,686,719  1,886,952
 ----------------------------------------------------------------------------------------------------------------------------
 Index Fund                 778,912    717,080    497,285    115,188      4,644     75,767    663,724    712,436    421,518
 ----------------------------------------------------------------------------------------------------------------------------
 International Fund       1,560,663  1,954,612  2,327,063         --         --    229,539  1,560,663  1,954,612  2,097,524
 ----------------------------------------------------------------------------------------------------------------------------
 Small-Cap Growth Fund       53,935     56,129     74,821     30,819     35,158     45,506     23,116     20,971     29,315
 ----------------------------------------------------------------------------------------------------------------------------
 Small-Cap Opportunity
  Fund                    4,238,707  4,533,237  5,041,559    140,096      4,237         --  4,098,611  4,529,000  5,041,559
 ----------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value Fund     1,933,332  2,367,380  3,158,780     77,726         --         --  1,855,606  2,367,380  3,158,780
 ----------------------------------------------------------------------------------------------------------------------------

   The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940
Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

THE SUBADVISERS

   HARRIS INVESTMENT MANAGEMENT, INC. PIC has entered into a subadvisory agreement with HIM with respect to certain of the Funds. Under the subadvisory agreement, HIM manages the investment of assets of each of the funds except for Phoenix Insight Bond Fund, Phoenix Insight High Yield Bond Fund, Phoenix Insight International Fund and Phoenix Insight Emerging Markets Fund. The subadvisory agreement provides that the Adviser will delegate to HIM the performance of certain of its investment management services under the Investment Advisory Agreement. HIM will furnish at its own expense the office facilities and personnel necessary to perform such services. PIC remains responsible for the supervision and oversight of HIM's performance.

   HIM, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60603 and is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2005 HIM had approximately $21.7 billion in assets under management.

   HIM applies analytic techniques in the selection of portfolios. HIM's equity investment process focuses on maintaining a well-diversified portfolio of stocks whose prices are determined to be attractively ranked based upon their future potential. After identifying the appropriate type of universe for each Fund, whether the stocks are issued by large, established companies, or by smaller firms, HIM gathers fundamental, quality and liquidity data. A multi-factor model then ranks and/or scores the stocks. Stocks that fail to meet HIM's hurdles are removed from further consideration. Attractive stocks are periodically identified and added to the portfolio, while those that have become unattractive are systematically replaced. Fund portfolio managers, in conjunction with experienced research analysts, play a role throughout the process.

   HIM actively manages taxable and tax-exempt fixed income securities using a disciplined, quantitatively-based investment process. This enables HIM to create portfolios of fixed income securities that it believes are undervalued based upon their future potential. HIM seeks securities in specific industries or areas of the country that, it believes, offer the most attractive value and stand to benefit from anticipated changes in interest rates. Using quantitative models that attempt to obtain competitive results, bond portfolio managers select securities within different industries while managing interest rate risk. These quantitative models attempt to measure changes in the economy, changes in the prices of various goods and services, and changes in interest rates. Potential purchases are finally reviewed with regard to their suitability to, credit assessment of and impact on the overall portfolio.

   The Subadvisory Agreement between PIC and HIM provides that PIC will delegate to HIM the performance of certain of its investment management services under the Investment Advisory Agreement with the Funds listed below. HIM will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as Subadviser, PIC will pay the following annual subadvisory fee rate (expressed as a percentage of average daily net assets):

 ----------------------------------------------------------------------------------------------------------------------------
                                                                                  SUBADVISORY FEE(%)*
                                                                                  -------------------
 Intermediate Government Bond Fund                                                        .255
 Intermediate Tax-Exempt Bond Fund                                                        .255
 Short/Intermediate Bond Fund                                                             .305
 Tax-Exempt Bond Fund                                                                     .255
 Ultra Short Duration Bond Fund                                                            .13
 Balanced Fund                                                                             .28
 Core Equity Fund                                                                          .38
 Equity Fund                                                                               .38
 Index Fund                                                                                .13
 Small-Cap Growth Fund                                                                    .405
 Small-Cap Opportunity Fund                                                               .405
 Small-Cap Value Fund                                                                      .38
 Government Money Market Fund, Money Market               0.07% of each Fund's first $100 million of net assets plus 0.05%
  Fund and Tax-Exempt Money Market Fund                   of the Fund's remaining net assets.
 ----------------------------------------------------------------------------------------------------------------------------

* For each Fund, the subadvisory fee paid to HIM will be reduced by 50% of any reimbursements or waivers by PIC.

   HIM and PIC have entered into a Transaction Agreement (the "Transaction Agreement") and a Strategic Partnership Agreement (the "Strategic Partnership Agreement"), each dated as of March 28, 2006, pursuant to which, following each of the first four anniversaries of the closing of the Transaction Agreement (the "Closing"), PIC will pay HIM a specified percentage of any net profits earned by PIC with respect to the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund for those annual periods. Those payments will not be made from the assets of the Trust or any Money Market Fund and will be payable solely by PIC from its own resources.

   Under the terms of the Transaction Agreement, PIC has agreed with HIM not to initiate, or recommend to the Board, the termination of the subadvisory contract between PIC and HIM for the five years following the Closing, other than for "cause" (which is defined to include such things as significant changes in portfolio management personnel, material failures of compliance with applicable laws or regulations, or any other event, circumstance or condition that makes it necessary for PIC to initiate or recommend such a termination in the good faith exercise of PIC's fiduciary duties). In the event that PIC initiates or recommends a termination of HIM's subadvisory contract with respect to a Fund without "cause" during the five years following the Closing, PIC could become subject to a potentially significant monetary penalty (but any such amount would not be payable by the Trust or any of the Funds, and would be borne solely by
PIC). In any event, these termination provisions are in no way binding upon the Board of the Trust, and any termination of HIM's subadvisory contract by the Board that is not based on the recommendation of PIC would not result in PIC becoming subject to the potential monetary penalty described above. In the event it became necessary for PIC, in the good faith exercise of its fiduciary duty, to terminate HIM as a Sub-Adviser with respect to a Fund, PIC would not be subject to the monetary penalty.

   Pursuant to the Strategic Partnership Agreement, HIM has made certain commitments to PIC to facilitate the provision of its subadvisory services to PIC and has agreed that HIM and its affiliates doing business under the "Harris" name will not engage in certain defined competitive activities for the five years following Closing. In exchange, PIC has agreed to make a payment to HIM five years after Closing in the event that the revenues HIM has received from its overall relationship with PIC, have not reached specified levels. Those revenues would include subadvisory fees earned in respect of the Funds, as well as any subadvisory or advisory, management, administration, or other similar fees, but not 12b-1 fees, that HIM and its affiliates may earn from other funds or investment products sponsored or managed by PIC or its affiliates during such five-year period.

   VONTOBEL ASSET MANAGEMENT, INC. PIC has entered into a subadvisory agreement with Vontobel Asset Management, Inc. formerly named Vontobel USA Inc. ("Vontobel"). Under the subadvisory agreement, Vontobel manages the investment of assets of Phoenix Insight International Fund and Phoenix Insight Emerging Markets Fund. The subadvisory agreement provides that the Adviser will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement. Vontobel will furnish at its own expense the office facilities and personnel necessary to perform such services. PIC remains responsible for the supervision and oversight of Vontobel's performance.

   Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is located at 450 Park Avenue, New York, NY 10022. Vontobel is a wholly-owned subsidiary of Vontobel Holding A.G., a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of March 31, 2006 Vontobel had in excess of $4.1 billion in assets under management.

   The Subadvisory Agreement between PIC and Vontobel provides that PIC will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement for Emerging Markets Fund and International Fund. The annual rate of fee payable to Vontobel under the Subadvisory Agreement would be 0.50% of the average daily net assets in the Emerging Markets Fund up to $200 million and 0.45% of the Fund's daily net assets above $200 million. The fees for the International Fund would be 0.425% of the Fund's average daily net assets.

   SENECA CAPITAL MANAGEMENT LLC. PIC has entered into a subadvisory agreement with Seneca Asset Management LLC ("Seneca"). Under the subadvisory agreement, Seneca manages the investment of assets of Phoenix Insight Bond Fund and Phoenix Insight High Yield Bond Fund. The subadvisory agreement provides that the Adviser will delegate to Seneca the performance of certain of its investment management services under the Investment Advisory Agreement. Seneca will furnish at its own expense the office facilities and personnel necessary to perform such services. PIC remains responsible for the supervision and oversight of Seneca's performance.

   Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment adviser since 1989 and is located at 909 Montgomery Street, San Francisco, CA 94133. As of March 31, 2006, Seneca had $10.3 billion in assets under management.

   The Subadvisory Agreement between PIC and Seneca provides that PIC will delegate to Seneca the performance of certain of its investment management services under the Investment Advisory Agreement for Bond Fund and High Yield Bond Fund. The annual rate of fee payable to Seneca under the Subadvisory Agreement would be 0.25% and 0.225% of the average daily net assets of the Bond Fund and High Yield Bond Fund, respectively.

   The Trust, its Adviser, Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the Funds' semiannual report for the period ending June 30, 2006.

DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies, or delegate such responsibility to a Subadviser. The Adviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the Adviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser/Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser/Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser/Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser/Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free,
(800) 243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS

   HIM. The compensation program for investment professionals of HIM, including the portfolio managers of the Phoenix Insight Funds, is designed to provide a total compensation package that (a) serves to align employees' interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

   All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm's investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of a relevant benchmark and performance of a peer group of funds and investment managers over a rolling one- and three-year performance period, each individual's contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

   HIM also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of HIM, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of HIM, is determined by senior management and communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.

   VONTOBEL. The respective portfolio managers for the Emerging Markets Fund and the International Fund ("Funds") are compensated by the Funds' Sub-Adviser, Vontobel. The portfolio manager's compensation consists of three components. The first component is base salary, which is fixed. The second component of compensation is a discretionary bonus which is determined by senior management. The third component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. The portfolio manager does not receive any compensation directly from the Funds or the Adviser.

   SENECA. Seneca believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Seneca receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Seneca and is designed to be competitive in light of the individual's experience and responsibilities.

   Incentive Bonus. Bonus payments are based on a number of factors including the profitability of Seneca and the portfolio team member's long-term contributions to the firm. Seneca's principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Seneca participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of Seneca's working capital requirements and on estimated tax liabilities.

   The Executive Committee and CIO have discretion over the measurement of the components.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the adviser may have in place that could benefit the funds or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds' shareholders. Each subadviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategies of a fund and the investment strategies of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of December 31, 2005 (unless otherwise noted) regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

------------------------------------------------------------------------------------------------------------------------------
                                                                               REGISTERED      OTHER POOLED
                                                                               INVESTMENT       INVESTMENT
          PORTFOLIO MANAGER (FUND)                                              COMPANIES        VEHICLES     OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
Al Alaimo (Bond Fund and High Yield           Number of Accounts Managed as
  Bond Fund)                                           of October 31, 2005:         3               1               263
                                                 Assets in Accounts Managed
                                                                 (rounded):   $125,500,000     $119,700,000   $8,224,400,000
------------------------------------------------------------------------------------------------------------------------------
Laura Alter (Intermediate Government Bond       Number of Accounts Managed:         --               --                5
  Fund, Short/Intermediate Bond Fund,           Assets in Accounts Managed:         --               --          $521,150,031
  Balanced Fund, Tax-Exempt Bond Fund,
  Intermediate Tax-Exempt Bond Fund)
------------------------------------------------------------------------------------------------------------------------------
Peter J. Arts (Government Money Market          Number of Accounts Managed:         --               1                1
  Fund, Money Market Fund, Tax-Exempt Money     Assets in Accounts Managed:         --          $44,165,830     $130,950,947
  Market Fund
------------------------------------------------------------------------------------------------------------------------------
Robert L. Bishop (Bond Fund)                  Number of Accounts Managed as
                                                     of September 30, 2005:         2                --              264
                                                 Assets in Accounts Managed
                                                                 (rounded):   $106,000,000           --        $8,500,000,000
------------------------------------------------------------------------------------------------------------------------------
Jason Bulinski (Small-Cap Opportunity Fund,   Number of Accounts Managed as
  Small-Cap Value Fund, Small-Cap Growth                                 of         --               --                6
  Fund)                                                     March 31, 2006:
                                                Assets in Accounts Managed:         --               --           $56,556,000
------------------------------------------------------------------------------------------------------------------------------
Boyd R. Eager (Government Money Market          Number of Accounts Managed:         --               --               15
  Fund, Money Market Fund, Tax-Exempt Money     Assets in Accounts Managed:         --               --          $362,784,632
  Market Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                               REGISTERED      OTHER POOLED
                                                                               INVESTMENT       INVESTMENT
          PORTFOLIO MANAGER (FUND)                                              COMPANIES        VEHICLES     OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
Andrew S. Chow (Bond Fund)                    Number of Accounts Managed as
                                                     of September 30, 2005:         2               --               264
                                                 Assets in Accounts Managed
                                                                 (rounded):     $106,000            --         $8,500,000,000
------------------------------------------------------------------------------------------------------------------------------
Albert Gutierrez (Bond Fund and High Yield    Number of Accounts Managed as
  Bond Fund)                                           of October 31, 2005:         5               2               263
                                                 Assets in Accounts Managed
                                                                 (rounded):   $289,600,000    $181,300,000*    $8,224,400,000
------------------------------------------------------------------------------------------------------------------------------
Thomas N. Haag (High Yield Bond Fund)         Number of Accounts Managed as
                                                       of October 31, 2005:         3               2               263
                                                 Assets in Accounts Managed
                                                                 (rounded):   $125,500,000    $181,300,000*    $8,224,400,000
------------------------------------------------------------------------------------------------------------------------------
Rajiv Jain (Emerging Markets Fund and         Number of Accounts Managed as
  International Fund)                                 of February 28, 2006:         1               16               3
                                                 Assets in Accounts Managed
                                                                 (rounded):   $221,500,000    $3,100,000,000     $214,300,000
------------------------------------------------------------------------------------------------------------------------------
T. Andrew Janes (Core Equity Fund, Equity       Number of Accounts Managed:         --               4                3
  Fund, Small-Cap Growth Fund, Small-Cap        Assets in Accounts Managed:         --          $168,097,813     $79,852,902
  Value Fund)
------------------------------------------------------------------------------------------------------------------------------
C. Thomas Johnson (Balanced Fund, Small-Cap     Number of Accounts Managed:         --               16              39
  Opportunity Fund)                             Assets in Accounts Managed:         --          $962,655,233   $2,076,570,240
------------------------------------------------------------------------------------------------------------------------------
Kimberly J. Keywell (Tax-Exempt Money           Number of Accounts Managed:         --               --                6
  Market Fund, Intermediate Tax-Exempt Bond     Assets in Accounts Managed:         --               --           $26,527,317
  Fund, Tax-Exempt Bond Fund, Government
  Money Market Fund, Money Market Fund)
------------------------------------------------------------------------------------------------------------------------------
William O. Leszinske (Small-Cap Growth          Number of Accounts Managed:         --               --                4
  Fund, Small-Cap Value Fund)                   Assets in Accounts Managed:         --               --           $3,540,109
------------------------------------------------------------------------------------------------------------------------------
Thomas P. Lettenberger (Small-Cap             Number of Accounts Managed as
  Opportunity Fund, Small-Cap Value Fund,                of March 31, 2006:         --               --               30
  Small-Cap Growth Fund)                        Assets in Accounts Managed:
                                                                                    --               --          $552,915,000
------------------------------------------------------------------------------------------------------------------------------
Carol H. Lyons (Short/Intermediate Bond         Number of Accounts Managed:         --               --                7
  Fund, Intermediate Government Bond Fund)      Assets in Accounts Managed:         --               --          $309,204,542
------------------------------------------------------------------------------------------------------------------------------
Todd Sanders (Small-Cap Growth Fund,          Number of Accounts Managed as
  Small-Cap Value Fund, Small-Cap                        of March 31, 2006:         --               --                --
  Opportunity Fund)                             Assets in Accounts Managed:         --               --                --
------------------------------------------------------------------------------------------------------------------------------
George W. Selby (Intermediate Tax-Exempt        Number of Accounts Managed:         --               --                8
  Bond Fund, Tax-Exempt Bond Fund)              Assets in Accounts Managed:         --               --          $568,988,066
------------------------------------------------------------------------------------------------------------------------------
Daniel L. Sido (Core Equity Fund, Equity        Number of Accounts Managed:         1               5                7
  Fund, Index Fund, Small-Cap Opportunity       Assets in Accounts Managed:    $9,817,543      $811,080,419       $56,570,791
  Fund, Balanced Fund)
------------------------------------------------------------------------------------------------------------------------------
Maureen Svagera (Intermediate Government        Number of Accounts Managed:        --               1               11
  Bond Fund, Short/Intermediate Bond Fund,      Assets in Accounts Managed:        --          $10,898,583       $670,768,292
  Balanced Fund)
------------------------------------------------------------------------------------------------------------------------------
Mark Wimer (Core Equity Fund, Equity Fund,    Number of Accounts Managed as
  Index Fund)                                            of March 31, 2006:         --               --                --
                                                Assets in Accounts Managed:         --               --                --
------------------------------------------------------------------------------------------------------------------------------

* Mr. Gutierrez and Mr. Haag are portfolio managers for one hedge fund which has a performance based fee. The value of the hedge fund as of October 31, 2005 was $61.6 million and is listed under Pooled Investment Vehicles above.

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers in each fund described in the funds' prospectus that he/she manages as of the December 31, 2005:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 DOLLAR RANGE OF
              NAME OF                                   EACH FUND                    SECURITIES IN EACH FUND BENEFICIALLY
         PORTFOLIO MANAGER                         BENEFICIALLY OWNED                                 OWNED
------------------------------------ ------------------------------------------------ ---------------------------------------
Al Alaimo                            Bond Fund                                                        None*
                                     High Yield Bond Fund                                             None*
------------------------------------ ------------------------------------------------ ---------------------------------------
Laura Alter                          Intermediate Government Bond Fund                                 None
                                     Short/Intermediate Bond Fund                                $10,001-$50,000
                                     Balanced Fund                                              $100,001-$500,000
                                     Tax-Exempt Bond Fund                                             None*
                                     Intermediate Tax-Exempt Bond Fund                                None*
------------------------------------ ------------------------------------------------ ---------------------------------------
Peter J. Arts                        Government Money Market Fund                                     None
                                     Money Market Fund                                                None

                                     Tax-Exempt Money Market Fund                                     None

------------------------------------ ------------------------------------------------ ---------------------------------------
Robert L. Bishop                     Bond Fund                                                        None*
------------------------------------ ------------------------------------------------ ---------------------------------------
Jason Bulinski                       Small-Cap Opportunity Fund                                  $10,001-$50,000*
                                     Small-Cap Value Fund                                             None*
                                     Small-Cap Growth Fund                                            None*
------------------------------------ ------------------------------------------------ ---------------------------------------
Andrew S. Chow                       Bond Fund                                                        None*
------------------------------------ ------------------------------------------------ ---------------------------------------
Boyd R. Eager                        Government Money Market Fund                                     None
                                     Money Market Fund                                                None

                                     Tax-Exempt Money Market Fund                                     None*

------------------------------------ ------------------------------------------------ ---------------------------------------
Albert Gutierrez                     Bond Fund                                                        None*
                                     High Yield Bond Fund                                             None*
------------------------------------ ------------------------------------------------ ---------------------------------------
Thomas N. Haag                       High Yield Bond Fund                                             None*
------------------------------------ ------------------------------------------------ ---------------------------------------
Rajiv Jain                           Emerging Markets Fund                                            None*
                                     International Fund                                               None*
------------------------------------ ------------------------------------------------ ---------------------------------------
T. Andrew Janes                      Core Equity Fund                                          $100,001-$500,000
                                     Equity Fund                                                      None
                                     Small-Cap Growth Fund                                            None
                                     Small-Cap Value Fund                                             None
------------------------------------ ------------------------------------------------ ---------------------------------------
C. Thomas Johnson                    Balanced Fund                                                    None
                                     Small-Cap Opportunity Fund                                $100,001-$500,000
------------------------------------ ------------------------------------------------ ---------------------------------------
Kimberly J. Keywell                  Tax-Exempt Money Market Fund                                     None
                                     Intermediate Tax-Exempt Bond Fund                                None
                                     Tax-Exempt Bond Fund                                             None
                                     Government Money Market Fund                                     None*
                                     Money Market Fund                                                None*
------------------------------------ ------------------------------------------------ ---------------------------------------
William O. Leszinske                 Small-Cap Growth Fund                                      $100,001-$500,000
                                     Small-Cap Value Fund                                       $100,001-$500,000
------------------------------------ ------------------------------------------------ ---------------------------------------
Thomas P. Lettenberger               Small-Cap Opportunity Fund                                   $1 - $10,000*
                                     Small-Cap Value Fund                                         $1 - $10,000*
                                     Small-Cap Growth Fund                                            None*
------------------------------------ ------------------------------------------------ ---------------------------------------
Carol H. Lyons                       Short/Intermediate Bond Fund                                $50,001-$100,000
                                     Intermediate Government Bond Fund                                None*
------------------------------------ ------------------------------------------------ ---------------------------------------
Todd Sanders                         Small-Cap Growth Fund                                            None*
                                     Small-Cap Value Fund                                             None*
                                     Small-Cap Opportunity Fund                                       None*
------------------------------------ ------------------------------------------------ ---------------------------------------
George W. Selby                      Intermediate Tax-Exempt Bond Fund                                None
                                     Tax-Exempt Bond Fund                                             None
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 DOLLAR RANGE OF
              NAME OF                                   EACH FUND                    SECURITIES IN EACH FUND BENEFICIALLY
         PORTFOLIO MANAGER                         BENEFICIALLY OWNED                                 OWNED
------------------------------------ ------------------------------------------------ ---------------------------------------
Daniel L. Sido                       Core Equity Fund                                           $100,001-$500,000
                                     Equity Fund                                                $100,001-$500,000
                                     Index Fund                                                        None
                                     Small-Cap Opportunity Fund                                 $100,001-$500,000
                                     Balanced Fund                                                     None
------------------------------------ ------------------------------------------------ ---------------------------------------
Maureen Svagera                      Intermediate Government Bond Fund                              $1-$10,000
                                     Short/Intermediate Bond Fund                                $10,001-$50,000
                                     Balanced Fund                                               $10,001-$50,000
------------------------------------ ------------------------------------------------ ---------------------------------------
Mark Wimer                           Core Equity Fund                                                 None*
                                     Equity Fund                                                      None*
                                     Index Fund                                                       None*
------------------------------------------------------------------------------------------------------------------------------

* As of March 31, 2006.

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined at least as often as each day that the New York Stock Exchange ("NYSE") is open for trading. The "NYSE" will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

   Each of the Money Market Funds uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investments in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

   Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 days or less and invest only in securities determined by the Trust's Board of Trustees to meet the quality and minimal credit risk requirements of Rule 2a-7. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. Rule 2a-7 provides, however, that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize at $1.00, to the extent reasonably possible, the price per share of each of the Money

Market Funds as computed for the purpose of sales and redemptions. Such procedures include review of the portfolio holdings of each of the Money Market Funds by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                HOW TO BUY SHARES


   For Class A Shares and Class C Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. For Institutional Shares, the minimum investment is $100,000 and there is no subsequent minimum investment. There is no minimum investment or subsequent investment requirements for Exchange Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)


CLASS A SHARES--NON-MONEY MARKET FUNDS


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


   Class A Shares of the Money Market Funds are purchased without any sales charges. Class A Shares are subject to ongoing shareholder servicing (12b-1) fees at an annual rate of 0.10%. In addition, the Money Market Funds have adopted Shareholder Servicing Plans with an annual fee rate of 0.25%


CLASS C SHARES--ALL FUNDS EXCEPT THE MONEY MARKET FUNDS AND INTERMEDIATE GOVERNMENT BOND FUND

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

INSTITUTIONAL SHARES--ALL FUNDS


   Institutional Shares are offered without any sales charge primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, Harris Bank and its affiliates, endowments, foundations and corporations.


CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of the Adviser or Subadviser to any Phoenix Funds; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates;
(10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(16) former Class N Shareholders who received Class A Shares as a result of the conversion may continue, as long as such shares are held, to purchase Class A Shares with out any sales charge; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these or any other Phoenix Fund (other than any Money Market Fund ), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values, to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these or any other Phoenix Fund (other than any Money Market Fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these or any other Phoenix Fund (other than any Money Market Fund ), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class C Shares of these or any other Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

IMMEDIATE INVESTMENT


   In order to obtain immediate investment of funds, subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:


   Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund (except any of the Money Market Funds) may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also "Dividends, Distributions and Taxes section of this SAI"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the SEC is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds' current Prospectus for further information.)

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60 day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

REDEMPTIONS BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS


   Generally Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current prospectus for additional information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.


REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAX-EXEMPT INTEREST

   Interest on certain "qualified private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds.

   Distribution by the Fund of interest income from tax-exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes provided that certain conditions are met. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually.

Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether received in cash or in shares.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

   Income and Capital Gain Distributions are Determined in Accordance with Income Tax Regulations which may differ from Accounting Principles Generally Accepted in the United States.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   PEPCO, a registered broker-dealer which is an indirect wholly-owned subsidiary of PNX, serves as Distributor of the Trust's shares. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102-5056.

   The Trust and PEPCO have entered into distribution agreements under which PEPCO has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to PEPCO the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. PEPCO may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

   For its services under the distribution agreements, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below.

   The following table shows the dollar amount of sales charges paid to PFPC Distributors, Inc., the Funds' distributor prior to May 18, 2006, with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges paid to the distributor with respect to Class A Shares of the Funds not mentioned below.

-----------------------------------------------------------------------------------------------------------------------------
                                          AGGREGATE UNDERWRITING      AMOUNT RETAINED BY THE
                                             COMMISSIONS ($)              DISTRIBUTOR ($)           AMOUNT REALLOWED ($)
                                       --------------------------------------------------------------------------------------
                                         2003     2004      2005      2003     2004      2005     2003      2004     2005
-----------------------------------------------------------------------------------------------------------------------------
Bond Fund                               6,921       798     1,794      512        42       99     6,409      756     1,695
High Yield Bond Fund                       --        84    11,708       --         4      836        --       80    10,872
Intermediate Government Bond Fund      27,220     4,547     2,323    2,078       390      201    25,142    4,157     2,122
Intermediate Tax-Exempt Bond Fund      19,565     4,519       161    1,741       410       11    17,824    4,109       150
Short/Intermediate Bond Fund           16,170     7,656     7,353    1,383       531      613    14,787    7,125     6,740
Tax-Exempt Bond Fund                   34,484    17,529    18,298    1,997     1,135    1,048    32,487   16,394    17,250
Balanced Fund                           9,599    16,396    44,456      939     1,489    4,623     8,660   14,907    39,833
Core Equity Fund                        1,125     6,212    12,119      103       601    1,149     1,022    5,611    10,970
Emerging Markets Fund                   6,653     2,456    10,833      655       218    1,057     5,998    2,238     9,776
Equity Fund                             3,415     3,855    14,283      355       358    1,344     3,060    3,497    12,939
International Fund                      1,005     1,077    12,542       89       100    1,228       916      977    11,314
Small-Cap Opportunity Fund             15,317   110,260   104,104    1,425    10,356    9,559    13,892   99,904    94,545
Small-Cap Value Fund                    7,329    28,861   141,708      681     2,811   13,130     6,648   26,050   128,578
-----------------------------------------------------------------------------------------------------------------------------

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

     AMOUNT OF TRANSACTION      SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                               5.75%                          6.10%                          5.00%
 $50,000 but under $100,000                  4.75                           4.99                           4.25
 $100,000 but under $250,000                 3.75                           3.90                           3.25
 $250,000 but under $500,000                 2.75                           2.83                           2.25
 $500,000 but under $1,000,000               2.00                           2.04                           1.75
 $1,000,000 or more                          None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the 1933 Act. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented costs of PEPCO to oversee the subagent's performance. The current fee schedule of PFPC for Non-Money Market Funds is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

            First 5 billion                                  0.09%
            $5 billion to $15 billion                        0.08%
            Greater than $15 billion                         0.07%

   The current fee of PFPC for the Money Market Funds is based upon the average of the aggregate daily net asset values of the Funds at an annual rate of 0.04%.

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund.

   The following table shows the dollar amount of fees paid to Harris N.A., the Funds' administrator prior to May 18, 2006, for its administrative services with respect to each Fund, the amount of fee that was waived by Harris N.A., if any, and the actual fee paid to Harris N.A. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

 ----------------------------------------------------------------------------------------------------------------------------
                                   ADMINISTRATION FEE ($)     REDUCTION BY ADMINISTRATOR ($)   NET ADMINISTRATION FEE ($)
                               ----------------------------------------------------------------------------------------------
                                  2003      2004      2005       2003      2004      2005       2003      2004       2005
 ----------------------------------------------------------------------------------------------------------------------------
 Government Money Market       1,451,182 2,117,499  1,883,585   601,909    721,229   867,139   849,273  1,396,270 1,016,446
  Fund
 Money Market Fund             8,295,156 8,622,084  7,728,228 4,694,764  5,266,185 4,815,465 3,600,392  3,355,899 2,912,763
 Tax-Exempt Money Market
  Fund                         1,350,316 1,547,426  1,605,459    92,620         --   428,846 1,257,696  1,547,426 1,176,613
 Bond Fund                       426,785   285,254    288,764    52,146     36,140    86,848   374,639    249,114   201,916
 High Yield Bond Fund             84,675   125,372    131,303     5,288     19,491    46,541    79,387    105,881    84,762
 Intermediate Government
  Bond Fund                      223,020   160,604     69,649    36,341     27,075    28,922   186,679    133,529    40,727
 Intermediate Tax Exempt
  Bond Fund                      559,997   424,183    374,136    53,850     18,000    92,095   506,147    406,183   282,041
 ----------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------
                                   ADMINISTRATION FEE ($)     REDUCTION BY ADMINISTRATOR ($)   NET ADMINISTRATION FEE ($)
                               ----------------------------------------------------------------------------------------------
                                  2003      2004      2005       2003      2004      2005       2003      2004       2005
 ----------------------------------------------------------------------------------------------------------------------------
Short/Intermediate Bond
  Fund                          560,341    490,445   415,566     62,567    50,979   119,527    497,774   439,466    296,039
 Tax-Exempt Bond Fund           290,036    209,187   177,921     37,094    18,000    51,222    252,942   191,187    126,699
 Ultra Short Duration Bond
  Fund                               --     44,574    57,531         --    32,289    41,066         --    12,285     16,465
 Balanced Fund                  138,787    134,653   130,778     42,118    26,237    42,822     96,669   108,416     87,956
 Core Equity Fund               254,848    244,955   225,138     33,807    18,000    62,478    221,041   226,955    162,660
 Emerging Markets Fund          333,081    500,012   476,199     44,760    52,974   136,972    288,321   447,038    339,227
 Equity Fund                    538,510    419,919   417,806     48,762    18,000   104,334    489,748   401,919    313,472
 Index Fund                     721,605    590,858   375,221     39,181        --    54,364    682,424   590,858    320,857
 International Fund             315,720    314,882   350,476     42,532    39,555   103,734    273,188   275,327    246,742
 Small-Cap Growth Fund           13,895     12,030    14,602        827       867     4,410     13,068    11,163     10,192
 Small-Cap Opportunity
  Fund                          837,505    970,390 1,027,924     56,238    18,000   207,754    781,267   952,390    820,170
 Small-Cap Value Fund           541,570    573,963   686,209     44,485    18,000   163,610    497,085   555,963    522,599
 ----------------------------------------------------------------------------------------------------------------------------


                         SERVICE AND DISTRIBUTION PLANS

   The Trust has adopted a service and/or a distribution plan for each class of shares, as indicated below. (collectively, the "Plans"), to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. The Service Plans provide for the Funds to pay service fees up to the amounts indicated, but do not authorize payments under the Plan to be made for distribution purposes and have not been adopted under Rule 12b-1 of the 1940 Act. The Distribution Plans provide for the Funds to pay distribution/service fees in the amounts indicated and have been have been adopted in accordance with Rule 12b-1. Fees are calculated at the indicated annual rate against the average daily net assets of each applicable Fund.

-------------------------------------------------------------------------------------------------------------------------------
                                                     PLAN APPLICABLE TO     AMOUNT AUTHORIZED UNDER       AMOUNT CURRENTLY
                   PLAN NAME                            NAMED FUNDS                   PLAN             AUTHORIZED BY TRUSTEES
------------------------------------------------- ------------------------- ------------------------- -------------------------
Distribution Plan Pursuant to Rule 12b-1--Class   All Funds, except Money             0.25%                     0.25%
A Shares                                          Market Funds
------------------------------------------------- ------------------------- ------------------------- -------------------------
Distribution Plan Pursuant to Rule 12b-1--Class   All Funds                           1.00%                     1.00%
C Shares
------------------------------------------------- ------------------------- ------------------------- -------------------------

Service Plan--Institutional Shares                All Funds                           0.25%                     0.05%
------------------------------------------------- ------------------------- ------------------------- -------------------------
Service Plan--Exchange Shares                     Money Market Fund only              0.10%                     0.05%

-------------------------------------------------------------------------------------------------------------------------------


   Under each Plan, the Distributor will pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms ("service fee"). Under the Distribution Plans, the amounts paid may be used for distribution related activities. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons (the "Rule 12b-1 Trustees"). Each Plan continues in effect from year to year provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   The following table shows Service Organization fees paid by the Funds to Harris N.A., the Funds' Administrator prior to May 18, 2006 with respect to A Shares, N Shares and Service Shares of each Fund for which such fees were paid for the period ended December 31, 2005. Service Shares were converted to N Shares prior to May 18, 2006. As of the date of this SAI, N Shares have been converted to A Shares. The Rule 12b-1 Fees were primarily used to compensate broker dealers and financial institutions for services that they provided.


------------------------------------------------------------------------------------------------------------------------------
                                               SHAREHOLDER          SHAREHOLDER
                                              SERVICING PLAN    SERVICING PLAN FEES    RULE 12B-1     RULE 12B-1 FEES WAIVED
                                              FEES PAID ($)          WAIVED ($)       FEES PAID ($)             ($)
------------------------------------------ -------------------- --------------------- -------------- -------------------------
Government Money Market Fund                    3,402,496                    --          1,921,252               --
Money Market Fund                               7,422,623               417,000          3,677,099               --
Tax-Exempt Money Market Fund                      903,675                   --             442,084               --
Bond Fund                                           5,040                   --               2,014               --
High Yield Bond Fund                                  548                   --                 718               --
Intermediate Government Bond Fund                   8,977                   --               6,674               --
Intermediate Tax-Exempt Bond Fund                  17,834                   --               5,348               --
Short/Intermediate Bond Fund                       11,684                   --               9,825               --
Tax-Exempt Bond Fund                               45,293                   --              10,677               --
Balanced Fund                                      10,556                   --               5,821               --
Core Equity Fund                                    9,220                   --               2,247               --
Emerging Markets Fund                               6,964                   --               2,395               --
Equity Fund                                        27,295                   --               3,669               --
Index Fund                                         27,596                   --                  --               --
International Fund                                  4,654                   --                 381               --
Small-Cap Opportunity Fund                        241,938                   --              93,447               --
Small-Cap Value Fund                              188,427                   --              22,728               --
------------------------------------------------------------------------------------------------------------------------------

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

   The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 under 1940 Act permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                                  YEAR FIRST                                                                      NUMBER OF
                                  ELECTED OR                                                                 PORTFOLIOS IN FUND
       NAME, ADDRESS AND         APPOINTED TO                  PRINCIPAL OCCUPATION(S) DURING                      COMPLEX
         DATE OF BIRTH              OFFICE        PAST FIVE YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE    OVERSEEN BY TRUSTEE
         -------------              ------        -------------------------------------------------------    -------------------

TRUSTEES OF THE TRUST WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

E. Virgil Conway                   May 2006    Chairman, Rittenhouse Advisors, LLC (consulting firm)                72
Rittenhouse Advisors,                          (2001-present). Trustee/Director, Phoenix Funds Complex
   LLC                                         (1983-present). Trustee/Director, Realty Foundation of New
101 Park Avenue                                York (1972-present), Josiah Macy, Jr. Foundation (Honorary)
New York, NY 10178                             (2004-present), Pace University (Director/Trustee Emeritus)
DOB: 8/2/29                                    (2003-present), Greater New York Councils, Boy Scouts of
                                               America (1985-present), The Academy of Political Science
                                               (Vice Chairman) (1985-present), Urstadt Biddle Property Corp.
                                               (1989-present), Colgate University (Trustee Emeritus)
                                               (2004-present). Director/Trustee, The Harlem Youth
                                               Development Foundation, (Chairman) (1998-2002), Metropolitan
                                               Transportation Authority (Chairman) (1992-2001), Trism, Inc.
                                               (1994-2001), Consolidated Edison Company of New York, Inc.
                                               (1970-2002), Atlantic Mutual Insurance Company (1974-2002),
                                               Centennial Insurance Company (1974-2002), Union Pacific Corp.
                                               (1978-2002), BlackRock Freddie Mac Mortgage Securities Fund
                                               (Advisory Director) (1990-2000), Accuhealth (1994-2002), Pace
                                               University (1978-2003), New York Housing Partnership
                                               Development Corp. (Chairman) (1981-2003), Josiah Macy, Jr.
                                               Foundation (1975-2004).

Harry Dalzell-Payne                May 2006    Retired. Trustee, Phoenix Funds Family (1983-present).               72
The Flat, Elmore Court
Elmore, GL0S, GL2 3NT
U.K.
DOB: 8/9/29

Francis E. Jeffries,               May 2006    Director, The Empire District Electric Company (1984-2004).          73
8477 Bay Colony Dr. #902                       Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL  34108
DOB: 9/23/30

Leroy Keith, Jr                    May 2006    Partner, Stonington Partners, Inc. (private equity fund)             70
Stonington Partners, Inc.                      (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street,                             portfolios). Trustee, Phoenix Funds Family (1980-present).
Suite 1430                                     Director, Diversapak (2002-present). Obaji Medical Products
Chattanooga, TN  37402                         Company (2002-present). Director, Lincoln Educational
DOB: 2/14/39                                   Services (2002-2004). Chairman, Carson Products Company
                                               (cosmetics) (1998-2000).

Geraldine M. McNamara              May 2006    Managing Director, U.S. Trust Company of New York                    72
U.S. Trust Company of NY                       (1982-present). Trustee/Director, Phoenix Funds Complex
11 West 54th Street                            (2001-present).
New York, NY 10019
DOB: 4/17/51

                                  YEAR FIRST                                                                      NUMBER OF
                                  ELECTED OR                                                                 PORTFOLIOS IN FUND
       NAME, ADDRESS AND         APPOINTED TO                  PRINCIPAL OCCUPATION(S) DURING                      COMPLEX
         DATE OF BIRTH              OFFICE        PAST FIVE YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE    OVERSEEN BY TRUSTEE
         -------------              ------        -------------------------------------------------------    -------------------

James M. Oates*                    May 2006    Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital           70
c/o Northeast Partners                         Markets, Inc.) (financial services) (1997-present).
150 Federal Street,                            Trustee/Director Phoenix Funds Family (1987-present).
Ste. 1000                                      Managing Director, Wydown Group (consulting firm)
Boston, MA 02109                               (1994-present). Director, Investors Financial Service
DOB: 5/31/46                                   Corporation (1995-present), Investors Bank & Trust
                                               Corporation (1995-present), Stifel Financial (1996-present),
                                               Connecticut River Bancorp (1998-present), Connecticut River
                                               Bank (1999-present), Trust Company of New Hampshire
                                               (2002-present). Chairman, Emerson Investment Management, Inc.
                                               (2000-present). Independent Chairman, John Hancock Trust
                                               (since 2005), Trustee, John Hancock Funds II and John Hancock
                                               Funds III (since 2005). Trustee, John Hancock Trust
                                               (2004-2005). Director/Trustee, AIB Govett Funds (six
                                               portfolios) (1991-2000), Command Systems, Inc. (1998-2000),
                                               Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                               (formerly 1Mind.com), (2000-2002), Plymouth Rubber Co.
                                               (1995-2003). Director and Treasurer, Endowment for Health,
                                               Inc. (2000-2004).

Richard E. Segerson                May 2006    Managing Director, Northway Management Company                       70
Northway Management                            (1998-present). Trustee/Director, Phoenix Funds Family
   Company                                     (1983-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L.J. Verdonck            May 2006    Director, Banco Urquijo (Chairman) (1998-present). Trustee,          33
Nederpolder, 7                                 Phoenix Funds Family (2002-present). Director EASDAQ
B-9000 Gent, Belgium                           (Chairman) (2001-present), The JP Morgan Fleming Continental
DOB: 7/30/42                                   European Investment Trust (1998-present), Groupe SNEF
                                               (1998-present), Degussa Antwerpen N.V.(1998-present), Santens
                                               N.V. (1999-present). Managing Director, Almanij N.V.
                                               (1992-2003). Director, KBC Bank and Insurance Holding Company
                                               (Euronext) (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                               (1992-2003), Kredietbank, S.A. Luxembourgeoise (1992-2003),
                                               Investco N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea
                                               N.V. (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                               (1992-2003), Dutch Chamber of Commerce for Belgium and
                                               Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                               (1995-2001).

* Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.


                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                  YEAR FIRST                                                                      NUMBER OF
                                  ELECTED OR                                                                 PORTFOLIOS IN FUND
 NAME, ADDRESS, POSITIONS WITH   APPOINTED TO                                                                 COMPLEX OVERSEEN
    TRUST AND DATE OF BIRTH         OFFICE             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS            BY TRUSTEE
    -----------------------         ------             ----------------------------------------------            ----------
Daniel T. Geraci*              May 2006        Executive Vice President, Asset Management, The Phoenix              30
Trustee and President                          Companies, Inc. (2003-present). President and Chief
DOB: 6/12/57                                   Executive Officer, Phoenix Investment Partners, Ltd.
                                               (2003-present). President, certain funds within the Phoenix
                                               Fund Complex (2004-present). President and Chief Executive
                                               Officer of North American investment operations, Pioneer
                                               Investment Management USA, Inc. (2001-2003). President of
                                               Private Wealth Management Group (2000-2001), and Executive
                                               Vice President of Distribution and Marketing for U.S.
                                               institutional services business (1998-2000) Fidelity
                                               Investments.

Marilyn E. LaMarche**          May 2006        Limited Managing Director, Lazard Freres & Co. LLC                   70
Lazard Freres & Co. LLC                        (1983-present). Trustee, Phoenix Funds Family
30 Rockefeller Plaza, 59th                     (2002-present). Director, The Phoenix Companies, Inc.
Flr   New York, NY 10020                       (2001-2005) and Phoenix Life Insurance Company (1989-2005).
DOB: 5/11/34

Philip McLoughlin***           May 2006        Director, PXRE Corporation (Reinsurance) (1985-present),             98
Chairman                                       World Trust Fund (1991-present). Trustee/Director, Phoenix
DOB: 10/23/46                                  Funds Complex (1989-present). Management Consultant
                                               (2002-2004), Chairman (1997-2002), Chief Executive Officer
                                               (1995-2002) and Director (1995-2002), Phoenix Investment
                                               Partners, Ltd. Director and Executive Vice President, The
                                               Phoenix Companies, Inc. (2000-2002). Director (1994-2002)
                                               and Executive Vice President, Investments (1987-2002),
                                               Phoenix Life Insurance Company. Director (1983-2002) and
                                               Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                               Director (1982-2002), Chairman (2000-2002) and President
                                               (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                               and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                               (1999-2002). Director (2001-2002) and President (April
                                               2002-September 2002), Phoenix Investment Management
                                               Company. Director and Executive Vice President, Phoenix
                                               Life and Annuity Company (1996-2002). Director (1995-2000)
                                               and Executive Vice President (1994-2002) and Chief
                                               Investment Counsel (1994-2002), PHL Variable Insurance
                                               Company. Director, Phoenix National Trust Holding Company
                                               (2001-2002). Director (1985-2002) and Vice President
                                               (1986-2002) and Executive Vice President (April
                                               2002-September 2002), PM Holdings, Inc. Director, WS
                                               Griffith Associates, Inc. (1995-2002). Director, WS
                                               Griffith Securities, Inc. (1992-2002).

 * Mr. Geraci is an "interested person," as defined in the 1940 Act, by reason of his position as Executive Vice President, Asset Management, The Phoenix Companies, Inc. and his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

 ** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                POSITION(S) HELD WITH
       NAME, ADDRESS AND         THE TRUST AND LENGTH
         DATE OF BIRTH              OF TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
         -------------              --------------                  ----------------------------------------------

OFFICERS OF THE TRUST:

George R. Aylward              Executive Vice          Senior Vice President and Chief Operating Officer, Asset Management, The
Executive Vice President       President since May     Phoenix Companies, Inc. (2004-present). Executive Vice President and
DOB: 8/17/64                   2006                    Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                       (2004-present). Vice President, Phoenix Life Insurance Company
                                                       (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                       Vice President, Finance, Phoenix Investment Partners, Ltd. (2001-2002).
                                                       Assistant Controller, Phoenix Investment Partners, Ltd. (1996-2001).
                                                       Executive Vice President, certain funds within the Phoenix Funds Family
                                                       (2004-present).

Francis G. Waltman             Senior Vice President   Senior Vice President, Product Development and Asset Management, Phoenix
Senior Vice President          since May 2006          Investment Partners, Ltd. (2005-present). Senior Vice President, Asset
DOB: 7/27/62                                           Management Product Development, The Phoenix Companies, Inc. (since
                                                       2006). Senior Vice President and Chief Administrative Officer, Phoenix
                                                       Investment Partners, Ltd., (2003-2004). Senior Vice President and Chief
                                                       Administrative Officer, Phoenix Equity Planning Corporation (1999-2003).
                                                       Senior Vice President, certain funds within the Phoenix Fund Family
                                                       (2004-present).

Marc Baltuch                   Vice President and      Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
DOB: 9/23/45                   Chief Compliance        Vice President and Chief Compliance Officer, certain Funds within the
                               Officer since May       Phoenix Fund Complex (2004-present). Vice President, The Zweig Total
                               2006                    Return Fund, Inc. (2004-present). Vice President, The Zweig Fund, Inc.
                                                       (2004-present). President and Director of Watermark Securities, Inc.
                                                       (1991-present). Assistant Secretary of Gotham Advisors Inc.
                                                       (1990-present). Secretary, Phoenix-Zweig Trust (1989-2003). Secretary,
                                                       Phoenix-Euclid Market Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President, Chief   Vice President and Counsel, Phoenix Life Insurance Company (May
DOB: 8/3/54                    Legal Officer and       2005-present). Vice President, Counsel, Chief Legal Officer and Secretary of
                               Secretary since May     certain funds within the Phoenix Fund Complex (May 2005-present). Compliance
                               2006                    Officer of Investments and Counsel, Travelers Life & Annuity Company
                                                       (January 2005-May 2005). Assistant General Counsel, The Hartford Financial
                                                       Services Group (1999-2005).

Nancy G. Curtiss               Chief Financial Officer Assistant Treasurer (2001-present), Fund Accounting (1994-2000),
DOB: 11/24/52                  and Treasurer since     Treasurer (1996-2000), Phoenix Equity Planning Corporation. Vice
                               May 2006                President (2003-present), Phoenix Investment Partners, Ltd, Chief
                                                       Financial Officer and Treasurer or Assistant Treasurer, certain funds within the Phoenix Fund Complex (1994-present).

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management.

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met three times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Leroy Keith, Jr., Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates. Each of the members is an

Independent Trustee, except Philip McLoughlin, who is an Interested Trustee. The committee is a newly formed committee and, as such, did not meet during the Trusts' last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, James M. Oates, and Ferdinand L.J. Verdonck. The committee is a newly formed committee and, as such, did not meet during the Trusts' last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION

   Trustees, who are not employed by the Adviser or an affiliate, receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Trustees employed by the Adviser or an affiliate and officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   The following table summarizes the compensation for the year ended December 31, 2005 paid by the Trust to the former Trustees of the Trust:

                                                         AGGREGATE COMPENSATION
                  NAME AND POSITION                          FROM THE TRUST
                  -----------------                          --------------
   Faris Chesley, Former Trustee (1)                            $14,000
   G. Gary Gerst, Former Trustee and Chairman (2)               $79,000
   Valerie B. Jarrett, Former Trustee (3)                       $16,000
   John W. McCarter, Jr., Former Trustee (2)                    $52,000
   Paula Wolff, Former Trustee (4)                              $53,000

------------------------------

(1) Mr. Chesley resigned as a Trustee on April 13, 2005, and received $68,446 of previously deferred compensation pursuant to the deferred compensation plan described below.

(2) Messrs. Gerst and McCarter resigned as Trustees as of May 18, 2006.

(3) Ms. Jarrett resigned as a Trustee on April 30, 2005, and received $250,241 of previously deferred compensation.

(4) Includes compensation that was deferred. At December 31, 2005, the value of the deferred compensation account of Ms. Wolff was $340,938.79. Ms. Wolff resigned as a Trustee as of May 18, 2006.

    The following table summarizes the compensation for the year ended December 31, 2005 paid by the Fund Complex (77 Funds) to the Trustees of the Trust:

                                                       TOTAL COMPENSATION FROM
             NAME OF INDEPENDENT TRUSTEE                     FUND COMPLEX
             ---------------------------                     ------------
   E. Virgil Conway                                            $183,500
   Harry Dalzell-Payne                                         $176,000
   Francis E. Jeffries                                         $134,750
   Leroy Keith, Jr.                                            $ 75,500
   Geraldine M. McNamara                                       $176,000
   James M. Oates                                              $116,011
   Richard E. Segerson                                         $ 83,750
   Ferdinand L.J. Verdonck                                     $ 72,011

                                                       TOTAL COMPENSATION FROM
              NAME OF INTERESTED TRUSTEE                     FUND COMPLEX
              --------------------------                     ------------

   Daniel T. Geraci                                               $ 0
   Marilyn E. LaMarche                                         $ 67,761
   Philip R. McLoughlin                                        $285,634

   At March 31, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $567,851.80; Ms. McNamara, $275,202.69; and Mr. Segerson, $116,474.82. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.

                                                                                     AGGREGATE DOLLAR RANGE OF TRUSTEE
                                     DOLLAR RANGE OF EQUITY SECURITIES              OWNERSHIP IN ALL FUNDS OVERSEEN BY
      NAME OF TRUSTEE                     IN A FUND OF THE TRUST                 TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
      ---------------                     ----------------------                 -----------------------------------------

INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                                   None                                        Over $100,000
Harry Dalzell-Payne                                None                                            None
Francis E. Jeffries                                None                                        Over $100,000
Leroy Keith, Jr.                                   None                                        $1 - $10,000
Geraldine M. McNamara                              None                                        Over $100,000
James M. Oates                                                                                 Over $100,000
Richard E. Segerson                                None                                        Over $100,000
Ferdinand L.J. Verdonck                            None                                            None

INTERESTED TRUSTEES
-------------------
Daniel T. Geraci                                   None                                            None
Marilyn E. LaMarche                                None                                            None
Philip R. McLoughlin                               None                                        Over $100,000

   As of March 31, 2006, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of any of the Funds.

PRINCIPAL SHAREHOLDERS


The following table sets forth information as of June 13, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of any Fund's outstanding shares, as noted:

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
MAC & Co A/C                                  Balanced - Institutional Class               90.19%               4,456,690.766
XXXXXXX1042
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Bear Stearns Securities Corp.                 Balanced - Class A                            8.37%                  35,669.599
FBO XXXXXXX51-14
1 Metrotech Center North
Brooklyn, NY 11201-3859

Counsel Trust FBO                             Balanced - Class A                           40.68%                 173,391.037
Profit Sharing Plan of Dean
Machinery Co.
336 Forth Avenue
The Times Building
Pittsburgh, PA 15222

Pershing LLC                                  Balanced - Class A                            7.15%                  30,465.713
P. O. Box 2052
Jersey City, NJ 07303-9998

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Core Equity - Institutional Shares           43.39%               2,813,951.319
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Core Equity - Institutional Shares           26.82%               1,739,742.651
XXXXXXX1082
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Core Equity - Institutional Shares           24.48%               1,587,794.165
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Carlee Family Limited                         Core Equity - Class A                         8.65%                   4,471.088
Partnership 5040 Arbor
Ln Apt 201 Northfield,
IL 60093-3365

PFPC Trust Company Cust                       Core Equity - Class A                         7.05%                   3,643.190
FBO
Lorraine A Gorski
Rollover IRA
PO Box 1418
Barrington, IL 60011-1418

SEI Private Trust Company                     Emerging Markets - Institutional             37.71%               8,078,663.156
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Emerging Markets - Institutional             30.04%               6,435,643.931
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Emerging Markets - Institutional             12.95%               2,775,131.989
XXXXXXX1002                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

MAC & Co  A/C                                 Emerging Markets - Institutional             11.12%               2,381,472.270
XXXXXXX1152                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Emerging Markets - Institutional              5.12%               1,096,306.322
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

UNATCO                                        Emerging Markets - Class A                   44.28%                  41,979.453
First Midwest Bank Trust
Division
2801 W Jefferson Street
Joliet, IL 60435

MAC & Co A/C                                  Equity - Institutional Shares                40.04%               7,477,707.350
XXXXXXX1072
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Equity - Institutional Shares                24.83%               4,543,855.853
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Equity - Institutional Shares                12.51%               2,336,315.081
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Equity - Institutional Shares                 6.65%               1,242,321.593
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

SEI Private Trust Company                     Index Fund - Institutional Shares            69.28%               2,176,228.091
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Index Fund - Institutional Shares             9.25%                 290,450.268
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Wells Fargo Bank NA FBO                       Index Fund - Institutional Shares             5.38%                 168,979.161
Ideal Box Co Profit Sharing Plan
1019298
P.O. Box 1533
Minneapolis, MN 55480

MAC & Co A/C                                  International - Institutional                32.87%               4,477,864.777
XXXXXXX1002                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA  15230-3198

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     International - Institutional                22.22%               3,027,859.039
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     International - Institutional                16.72%               2,278,311.184
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  International - Institutional                11.55%               1,573,950.675
XXXXXXX1132                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     International - Institutional                 6.99%                 952,468.401
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

Pershing LLC                                  International - Institutional                 5.19%                 707,213.888
P. O. Box 2052                                Shares
Jersey City, NJ 07303-9998

Bear Stearns Securities Corp.                 International - Class A                      16.68%                   3,230.517
FBO XXXXXXX53-11
1 Metrotech Center North
Brooklyn, NY 11201-3859

Pershing LLC                                  International - Class A                       8.55%                   1,656.606
P. O. Box 2052
Jersey City, NJ 07303-9998

Raymond James Assoc Inc                       International - Class A                       6.55%                   1,267.748
FBO ArchackiJ IRA
BIN XXXX8521
880 Carillon Pkwy
Saint Petersburg, FL 33716

Pershing LLC                                  International - Class A                       5.73%                   1,109.764
P. O. Box 2052
Jersey City, NJ 07303-9998

MAC & Co A/C                                  Small-Cap Growth - Institutional             48.16%                 718,748.785
XXXXXXX1002                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Small-Cap Growth - Institutional             23.52%                 351,005.795
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Small-Cap Growth - Institutional             13.40%                 199,936.967
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Small-Cap Growth - Institutional             10.70%                 159,726.058
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Small-Cap Opportunity -                      36.05%               7,540,758.638
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Small-Cap Opportunity -                      21.75%               4,548,140.797
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Small-Cap Opportunity -                      10.67%               2,230,734.285
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

MAC & Co A/C                                  Small-Cap Opportunity -                       9.07%               1,896,277.805
XXXXXXX1112                                   Institutional Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Standard Insurance Company                    Small-Cap Opportunity -                       5.84%               1,221,531.545
P11D Attn Separate Account A                  Institutional Shares
1100 SW Sixth Ave
Portland, OR 97204-1020

MAC & Co A/C                                  Small-Cap Opportunity -                       5.43%               1,135,969.478
XXXXXXX1002                                   Institutional Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Primevest Financial Services                  Small-Cap Opportunity - Class A               5.49%                  28,647.103
FBO Jarnat
400 First Street South Suite 300
PO Box 283
St Cloud, MN 56302

SEI Private Trust Company                     Small-Cap Value - Institutional              32.33%               2,321,334.273
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Small-Cap Value - Institutional              15.74%               1,130,229.863
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Small-Cap Value - Institutional              12.93%                 928,345.528
XXXXXXX1102                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Small-Cap Value - Institutional              12.49%                 896,503.847
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

MAC & Co A/C                                  Small-Cap Value - Institutional               6.72%                 482,525.973
XXXXXXX1002                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

LPL Financial Services                        Small-Cap Value - Class A                     6.78%                  13,957.316
9785 Towne Centre Drive
San Diego, CA 92121-1968

MAC & Co A/C                                  Bond - Institutional Shares                  38.16%               7,012,663.136
XXXXXXX1002
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Bond - Institutional Shares                  28.47%               5,231,402.104
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Bond - Institutional Shares                   9.65%               1,773,812.881
XXXXXXX1032
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Janney Montgomery Scott LLC                   Bond - Class A                               11.06%                   7,572,257
Keystone Conference Loan Fund
1801 Market Street
Philadelphia, PA 19103-1675

Pershing LLC                                  Bond - Class A                                6.22%                   4,255.646
P. O. Box 2052
Jersey City, NJ 07303-9998

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
MAC & Co A/C XXXXXXX1002                      High Yield Bond Fund                         41.80%               2,543,146.735
Mutual Fund Operations                        Institutional Shares
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

MAC & Co A/C XXXXXXX1052                      High Yield Bond - Institutional              18.24%               1,109,990.667
Mutual Fund Operations                        Shares
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Pershing LLC                                  High Yield Bond - Institutional              13.33%                 810,908.065
P. O. Box 2052                                Shares
Jersey City, NJ 07303-9998

SEI Private Trust Company                     High Yield Bond - Institutional               7.73%                 470,616.259
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

Northern Trust Co Ttee FBO                    High Yield Bond - Institutional               7.33%                 446,003.709
Mtd Products Inc Master Rtrmnt                Shares
PO Box 92956
Chicago, IL 60675

Mary E Dobson                                 High Yield Bond Fund - Class A               51.19%                  17,646.100
1108 Edwards Street
Philipsburg, PA 16866-2724

Raymond James & Assoc Inc                     High Yield Bond - Class A                    22.06%                   7,604.406
FBO Mcpherson Tr
880 Carillon Pkwy
St Petersburg, Fl 33716

Mesirow Financial Inc                         High Yield Bond - Class A                    13.81%                   4,760.908
Josephine Deadams Trust
350 North Clark Street
Chicago, IL 60610-4796

MAC & Co A/C XXXXXXX1022                      Intermediate Government Bond -               70.36%                 824,139.375
Mutual Fund Operations                        Institutional Shares
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Wells Fargo Bank NA FBO                       Intermediate Government Bond -               10.66%                 124,816.860
Ideal Box Co Profit Sharing Plan              Institutional Shares
P.O. Box 1533
Minneapolis, MN 55480

Wells Fargo Bank NA FBO                       Intermediate Government Bond -                5.16%                  60,489.266
Amcol Int'L Co. Pension Trust                 Institutional Shares
P.O. Box 1533
Minneapolis, MN 55480

SEI Private Trust Company                     Intermediate Government Bond -                5.52%                  64,714.226
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
NFS LLC                                       Intermediate Government Bond -               21.68%                  30,466.522
Michael Azark Ttee                            Class A
Calyon Money Purchase Plan
1301 Avenue Of The Americas
14Th Floor
New York, NY 10019

Pershing LLC                                  Intermediate Government Bond -                6.67%                   9,380.422
P. O. Box 2052                                Class A
Jersey City, NJ 07303-9998

Pershing LLC                                  Intermediate Government Bond -                5.04%                   7,087.218
P. O. Box 2052                                Class A
Jersey City, NJ 07303-9998

SEI Private Trust Company                     Intermediate Tax-Exempt Bond -               68.94%              14,242,799.896
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Intermediate Tax-Exempt Bond -               13.36%               2,760,618.181
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

NFS LLC FEBO                                  Intermediate Tax-Exempt Bond -               47.80%                 136,187.926
Naomi L Smith Ttee                            Class A
The Naomi L Smith Seperate
Prprty, U/A 7/15/02
106 Costa Bella Cove
Austin, TX 78734

SEI Private Trust Company                     Short/Intermediate Bond -                    58.10%              14,792,627.966
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Short/Intermediate Bond -                    57.80%              14,386,891.470
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Short/Intermediate Bond -                    16.04%               3,993,680.397
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Short/Intermediate Bond -                    10.30%               2,564,864.050
XXXXXXX1002                                   Institutional Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Short/Intermediate Bond -                     9.23%               2,296,925.894
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

Pershing LLC                                  Short/Intermediate Bond - Class A             9.48%                  29,136.770
P.O. Box 2052
Jersey City, NJ 07303-9998

SEI Private Trust Company                     Tax-Exempt Bond - Institutional              71.33%               5,257,140.755
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Tax-Exempt Bond - Institutional              12.22%                 900,390.470
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Ethel Horowitz Blanchard                      Tax-Exempt Bond - Class A                     7.72%                  26,276.977
501 North Broadway
St. Louis, MO 63102

SEI Private Trust Company                     Government Money Market -                    84.35%             277,871,967.740
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Maril & Co                                    Government Money Market -                     5.65%              18,616,698.500
FBO Synovos Trust Company                     Institutional Shares
Attn Acm Department
11270 W Park Pl Ste 400
Milwaukee, WI 53224-3638

Werner Enterprises Inc                        Government Money Market -                     8.30%              27,356,360.310
Attn: John Steele CFO                         Institutional Shares
Po Box 45308
Omaha, NE 68145

SEI Private Trust Company                     Money Market - Institutional Shares          40.21%           1,410,721,763.490
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Hare & Co                                     Money Market - Institutional Shares          18.56%             651,309,594.770
C/O The Bank Of New York
111 Sanders Creek Pkwy 2nd Fl
East Syracuse, NY 13057

The Boeing Company                            Money Market - Institutional Shares           8.79%             308,449,214.050
Attn: Jeff Kennel
100 N Riverside MC 5003-3020
Chicago, IL 60606

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
Lorillard Tobacco Company                     Money Market - Institutional Shares           6.77%             237,525,000.000
Attn. Treasury Department
P.O. Box 10529
Greensboro, NC 27404

USG Corporation                               Money Market - Institutional Shares           5.33%             187,000,000.000
125 S. Franklin St Dept. 187
Chicago, IL 60606

Chicago Mercantile Exchange Inc               Money Market - Class E                       53.83%             594,678,119.750
Customer Segregated Account
Attn Tim Doar - VP
Financial Mgmt
30 S Wacker Dr # 0
Chicago, IL 60606-7413

Chicago Mercantile Exchange Inc               Money Market - Class E                       37.35%             412,654,850.390
Firm Account
Attn Tim Doar - VP
Financial Mgmt
30 S Wacker Dr # 0
Chicago, IL 60606-7413

BMO Nesbitt Burns Corp-Bkr/Agnt               Money Market - Class E                        8.82%              97,384,458.530
Harris NA-Omnibus Cust/Sub Agnt
Harris Fcm Client Group
Po Box 71940
Chicago, IL 60694-1940

SEI Private Trust Company                     Tax-Exempt Money Market -                    98.88%             974,294,741.060
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

   The shares described above as held by Harris N.A., The Harris Bank N.A. and SEI Private Trust Company C/O Harris Bank are being held on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular Class of Shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers, LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers, LLP, audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIANS AND TRANSFER AGENT

   PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809 serves as the Funds' Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Custodian does not and will not participate in making investment decisions for the Funds.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056 serves as transfer agent for the Trust (the "Transfer Agent") for which it is paid a minimum fee of $14,000 per fund/class and $13.00 per account for each account over 500, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Boston Financial Data Services, Inc. serves as subtransfer agent pursuant to a Subtransfer Agency Agreement. Fees paid by the Fund, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers, LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS

   The Funds' financial statements for the Trust's fiscal year ended December 31, 2005, appearing in the Fund's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH'S CORPORATE BOND RATINGS

   The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds rated C are in imminent default in payment of interest or principal.

DDD,
DD and D Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

           Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

                           PHOENIX INSIGHT FUNDS TRUST

                           PART C -- OTHER INFORMATION

ITEM 23.  EXHIBITS

          a.1. Declaration of Trust dated December 6, 1995 (incorporated by reference to Registration Statement filed on December 12,
                 1995).

          a.2. Amendment to Declaration of Trust dated November 4, 1996 (incorporated by reference to Post-Effective Amendment ("PEA") No. 3 filed on February 28, 1997).

          a.3. Amendment to Declaration of Trust dated June 6, 1997 (incorporated by reference to PEA No. 5 filed on June 13,
                 1997).

          a.4. Amendment to Declaration of Trust dated November 2, 1998 (incorporated by reference to PEA No. 9 filed on November 9,
                 1998).

          a.5. Amendment to Declaration of Trust dated February 18, 1999 (incorporated by reference to PEA No. 10 filed on March 2,
                 1999).

          a.6. Amendment to Declaration of Trust dated 1 May 2000 (incorporated by reference to PEA No. 14 filed on April 28,
                 2000).

          a.7. Amendment to Declaration of Trust dated 5 September 2000 (incorporated by reference to PEA No. 16 filed on September 5,
                 2000).

          a.8. Amended and Restated Establishment and Designation of Series and Classes of Shares dated 4 December 2004 (incorporated by reference to PEA No. 38 filed on February 25, 2005).


          a.9. Amendment to Declaration of Trust dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).


          b.1. By-Laws (incorporated by reference to Registration Statement filed on December 12, 1995).

          b.2. Amendment to By-Laws dated October 31, 1995 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          b.3. Amendment to By-Laws dated January 23, 1996 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          b.4. Amendment to By-Laws dated November 4, 1996 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          b.5. Amendment to By-Laws dated 27 April 2001 (incorporated by reference to PEA No. 21 filed on 1 May 2001).

          b.6. Amendment to By-Laws dated 1 May 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

          b.7. Amendment to By-Laws dated 7 August 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

          b.8. Amendment to By-Laws dated 3 August 2004 (incorporated by reference to PEA No. 38 filed on February 25, 2005).


          b.9. Amendment to By-Laws dated 16 February 2006 (incorporated by reference to PEA No. 40 filed March 31, 2006).


          c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


          d.1. Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. ("PIC"), dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

          d.2. Subadvisory Agreement between PIC and Harris Investment Management, Inc. ("HIM") dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

          d.3. Subadvisory Agreement between PIC and Vontobel Asset Management, Inc. dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

          d.4. Subadvisory Agreement between PIC and Seneca Capital Management LLC dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

          e.1. Distribution Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO") dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).


          e.2. Form of Sales Agreement between PEPCO and dealers (June 2006 version). To be filed by amendment.


          f. Form of Deferred Compensation Plan applicable to the Board of Trustees (incorporated by reference to PEA No. 44 filed June 2,
                 2006).


          g.1. Custodian Agreement dated February 23, 1996 between Registrant and PNC Bank, N.A. (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          g.2. Notice to the Custodian dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          g.3. Notice to the Custodian dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997)

          g.4. Consent to Assignment of Custodian Agreement dated February 18, 1999 between Registrant and PNC Bank, N.A. (incorporated by reference to PEA No. 11 filed on May 3, 1999).

          g.5. Sub-Custodian Services Agreement dated February 18, 1999 by and between PFPC Trust Company, PNC Bank, N.A. and Registrant (incorporated by reference to PEA No. 11 filed on May 3, 1999).

          g.6. Foreign Custody Manager Delegation Agreement dated February 18, 1999 by and between PFPC Trust Company, PNC Bank, N.A. and Registrant (incorporated by reference to PEA No. 11 filed on May 3, 1999).

          g.7. Notice to the Custodian dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

          g.7a. Notice to the Custodian dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

          g.8. Notice to the Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

          g.9. Notice to the Sub-Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

          g.10. Notice to the Custodian dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

          g.11. Notice to the Sub-Custodian dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

          g.12. Amended and Restated Custodian Services Agreement dated 2 February 2004 between Registrant and PFPC Trust Company (incorporated by reference to PEA No. 38 filed on February 25,
                 2005).

          g.13. Form of Amended Exhibit A to the Custodian Agreement dated 23 February 1996 between the Registrant and PNC Bank, N.A (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

          g.14. Form of Amended Exhibit A to the Sub-Custodian Services Agreement dated 18 February 1999 between PFPC Trust Company, PNC Bank, N.A. and the Registrant (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).


          h.1. Financial Agent Agreement between Registrant and PEPCO dated May 18, 2006, (incorporated by reference to PEA No. 44 filed June 2, 2006).

          h.2. Transfer Agency and Service Agreement between Registrant and PEPCO dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).


          h.3. Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc. To be filed by amendment.

          h.4. Expense Limitation Agreement between Registrant and PIC dated May 18, 2006, to be filed by amendment.


          h.5 Expense Limitation Agreement between Registrant and PEPCO dated May 18, 2006 pertaining to Service Plan fees on Institutional Shares (incorporated by reference to PEA No. 44 filed June 2,
                 2006).

          h.6 Expense Limitation Agreement between Registrant and PEPCO dated May 18, 2006 pertaining to Service Plan fees on Exchange Shares (incorporated by reference to PEA No. 44 filed June 2, 2006).


         i. Opinion and Consent of Counsel filed via EDGAR with Post-Effective amendment No. 43 (File No. 033-19423) on May 17, 2006 and incorporated herein by reference.


         j.* Consent of Independent Registered Public Accounting Firm, filed via EDGAR herewith.


         k.      Not applicable.

         l.1. Form of Purchase Agreement relating to Initial Capital (incorporated by reference to PEA No. 3 filed on February 28, 1997).

         l.2. Subscription Agreement dated January 14, 1999 between Registrant and FDI Distribution Services, Inc. relating to Advisor Shares (incorporated by reference to PEA No. 10 filed on March 2, 1999).

         l.3 Subscription Agreement dated December 6, 2000 between Registrant and Provident Distributors, Inc. relating to B Shares (incorporated by reference to PEA No. 18 filed on 28 December 2000).

         m.1 Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

         m.2 Form of Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (incorporated by reference to PEA No. 44 filed June 2,
                 2006).

         m.3 Exchange Shares Amended and Restated Shareholder Servicing Plan, effective May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

         m.4 Institutional Shares Amended and Restated Shareholder Servicing Plan, effective May 18, 2006, (incorporated by reference to PEA No. 44 filed June 2, 2006).

         n. Rule 18f-3 Multi-Class Distribution Plan, adopted May 87, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).


         o.      Reserved.


         p.1 Code of Ethics of the Phoenix Funds and the Distributor (PEPCO) dated February 2006, (incorporated by reference to PEA No. 44 filed June 2, 2006).


         p.2. Amended and Restated Code of Ethics of the PIC dated February 2006 (incorporated by reference to PEA No. 42 filed on May 5,
                 2006).

         p.3. Statement of Principles and Code of Ethics of Harris as amended June 13, 2001, October 11, 2002, January 21, 2005 and July 11,
                 2005 (incorporated by reference to PEA No. 40 filed on March 31, 2006).


         p.4. Code of Ethics of Vontobel (January 2006 version) (incorporated by reference to PEA No. 44 filed June 2, 2006).

         p.5. Code of Ethics of Seneca dated January 3, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

         q.1. Powers of Attorney for all Trustees dated May 31, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

-------------------
    *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
    None.

ITEM 25. INDEMNIFICATION

    Under Section 4.3 of the Registrant's Declaration of Trust, any past or present Trustee or officer of the Registrant (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Registrant. Moreover, that provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Expenses may be paid by the Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to the Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the disinterested Trustees or independent legal counsel determines, in the manner specified in the Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification. This description is modified in its entirety by the provision of Section 4.3 of the Registrant's Declaration of Trust contained in the Registration Statement filed on December 12, 1995 as Exhibit No. 1 and incorporated herein by reference.

         The Investment Advisory Agreement, Underwriting Agreement, Custodian Agreement and Transfer Agency Agreement, as amended, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the Agreement for certain losses.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER AND SUBADVISERS ("ADVISERS")

See "Management of the Funds" in the Prospectus and "Services of the Advisers and Subadvisers" and "Management of the Trust" in the Statement of Additional Information for information which is included in this Post-Effective Amendment regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to each Adviser's current Form ADV (PIC: SEC File No. 801-5995; Harris: SEC File No. 801-35533; Vontobel: SEC File No. 801-21953 and Seneca: SEC File No. 801-51559) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

    (a) PEPCO serves as the principal underwriter for the following registrants:

    Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b) Directors and executive officers of PEPCO are as follows:

              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------

George R. Aylward                                     Director and                                 Executive Vice President
56 Prospect Street                                    Executive Vice President
P.O. Box 150480
Hartford, CT 06115-0480

John H. Beers                                         Vice President                               Assistant Secretary
One American Row                                      and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------

Kevin J. Carr                                         Vice President                               Vice President, Counsel, Chief
One American Row                                      and Assistant Secretary                      Legal Officer and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

John R. Flores                                        Vice President and                           Anti-Money Laundering Officer
One American Row                                      Anti-Money Laundering Officer                and Assistant Secretary
P.O. Box 5056
Hartford, CT 06102-5056

Daniel T. Geraci                                      Director, Chairman of the Board and          President
56 Prospect Street                                    President
P.O. Box 150480
Hartford, CT 06115-0480

Michael E. Haylon                                     Director                                     None
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

David C. Martin                                       Vice President and                           None
One American Row                                      Chief Compliance Officer
P.O. Box 5056
Hartford, CT 06102-5056

Glenn H. Pease                                        Vice President, Finance and                  None
56 Prospect Street                                    Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                                  Assistant Vice President                     Vice President and
56 Prospect Street                                                                                 Assistant Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

Francis G. Waltman                                    Senior Vice President                        Senior Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

James D. Wehr                                         Director                                     Senior Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:                                      Principal Underwriter, Financial Agent and
     Kevin J. Carr, Esq.                                    Transfer Agent:
     One American Row                                            Phoenix Equity Planning Corporation
     P.O. Box 5056                                               One American Row
     Hartford, CT 06102-5056                                     P.O. Box 5056
                                                                 Hartford, CT 06102-5056

Investment Advisers:
     Phoenix Investment Counsel, Inc.                       Custodian
     56 Prospect Street                                          PFPC Trust Company
     P.O. Box 150480                                             301 Bellevue Parkway
     Hartford, CT 06115-0480                                     Wilmington, DE 19809

Investment Subadvisers:
     Harris Investment Management, Inc.
     190 South LaSalle Street
     Chicago, IL 60603

     Vontobel Asset Management, Inc.
     450 Park Avenue
     New York, NY 10022

     Seneca Capital Management LLC
     909 Montgomery Street
     San Francisco, CA 94133

ITEM 29. MANAGEMENT SERVICES

    None.

ITEM 30. UNDERTAKINGS

    None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 23rd day of June, 2006.


                                                   PHOENIX INSIGHT FUNDS TRUST

ATTEST: /S/    KEVIN J. CARR                       BY: /S/ DANIEL T. GERACI
        --------------------------                    --------------------------
               KEVIN J. CARR                               DANIEL T. GERACI
               SECRETARY                                   PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 23rd day of June, 2006.


                     SIGNATURE                                     TITLE
                     ---------                                     -----

                                                        Trustee
       ---------------------------------------
       E. Virgil Conway*

       /s/ Nancy G. Curtiss                             Chief Financial Officer
       ---------------------------------------          and Treasurer
       Nancy G. Curtiss                                 (principal financial and
                                                        accounting officer)

                                                        Trustee
       ---------------------------------------
       Harry Dalzell-Payne*

       /s/ Daniel T. Geraci                             President (principal
       ---------------------------------------          executive officer)
       Daniel T. Geraci

                                                        Trustee
       ---------------------------------------
       Francis E. Jeffries*
                                                        Trustee
       ---------------------------------------
       Leroy Keith, Jr.*

                                                        Trustee
       ---------------------------------------
       Marilyn E. LaMarche*
                                                        Trustee and Chairman
       ---------------------------------------
       Philip R. McLoughlin*
                                                        Trustee
       ---------------------------------------
       Geraldine McNamara*

                                                        Trustee
       ---------------------------------------
       James M. Oates*
                                                        Trustee
       ---------------------------------------
       Richard E. Segerson*


*By /s/ Daniel T. Geraci
    ---------------------------------------
*  Daniel T. Geraci, Attorney-in-fact pursuant to powers of attorney.


                                      S-1